As filed with the Securities and Exchange Commission on April 30, 1999.
                                                      1933 Act File No. 33-12092
                                                      1940 Act File No. 811-5029


                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D. C. 20549


                                    FORM N-lA
           REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933    [X]
                         Pre-Effective Amendment No:                  [ ]
                                     ------
                       Post-Effective Amendment No: 30                [X]
                                       and
      REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940 [X]
                                Amendment No: 29
                                       ---


                          LEGG MASON INCOME TRUST, INC.
               (Exact Name of Registrant as Specified in Charter)

                                100 Light Street
                            Baltimore, Maryland 21202
                    (Address of Principal Executive Offices)
       Registrant's Telephone Number, including Area Code: (410) 539-0000

                                   Copies to:

CHARLES A. BACIGALUPO                            ARTHUR C. DELIBERT, ESQ.
100 Light Street                                 Kirkpatrick & Lockhart LLP
Baltimore, Maryland 21202                        1800 Massachusetts Ave., N.W.
(Name and Address of                             Second Floor
Agent for Service)                               Washington, D.C.  20036-1800

It is proposed that this filing will become effective:


[ ] immediately upon filing pursuant to Rule 485(b)
[X] on May 3, 1999 pursuant to Rule 485(b)
[ ] 60 days after filing pursuant to Rule 485(a)(i)
[ ] on     , 1999 pursuant to Rule 485(a)(i)
[ ] 75 days after filing pursuant to Rule 485(a)(ii)
[ ] on , 1999 pursuant to Rule 485(a)(ii)


If appropriate, check the following box:
[ ] This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

                          Legg Mason Income Trust, Inc.

                       Contents of Registration Statement

This registration statement consists of the following papers and documents.

Cover Sheet

Table of Contents


Cross Reference Sheet


Legg Mason U. S. Government Intermediate-Term Portfolio - Primary Shares Legg Mason Investment Grade Income Portfolio -- Primary Shares
Legg Mason High Yield Portfolio -- Primary Shares
Legg Mason U.S. Government Money Market Portfolio -- Primary Shares
Part A - Prospectus

Navigator U.S. Government Intermediate-Term Portfolio
Navigator Investment Grade Income Portfolio
Navigator High Yield Portfolio
Part A - Prospectus

Legg Mason U. S. Government Intermediate-Term Portfolio
Legg Mason Investment Grade Income Portfolio
Legg Mason High Yield Portfolio
(Primary Shares and Navigator Shares)
Legg Mason U.S. Government Money Market Portfolio
Part B - Statement of Additional Information

Part C - Other Information

Signature Page

Exhibits

                          Legg Mason Income Trust, Inc.
                         Form N-1A Cross Reference Sheet

Part A. Item Number - Primary Shares Prospectus               Primary Shares Prospectus Caption

1.  Front and Back Cover Pages                                Same
2. Risk/Return Summary: Investments, Risks and                Investment Objectives; Risks; Performance
Performance
3. Risk/Return Summary: Fee Table                             Fees and Expenses of the Funds
4. Investment Objectives, Principal Investment Strategies,    Investment Objectives; Risks
and Related Risks
5. Management's Discussion of Fund Performance                Not Applicable
6. Management, Organization and Capital Structure             Management
7. Shareholder Information                                    How to Invest; How to Sell Your Shares; Account
                                                              Policies; Services for Investors; Dividends and Taxes
8.  Distribution Arrangements                                 Management; How To Invest
9.  Financial Highlights Information                          Financial Highlights

Part A. Item Number - Navigator Shares Prospectus             Navigator Shares Prospectus Caption

1.  Front and Back Cover Pages                                Same
2. Risk/Return Summary: Investments, Risks and                Investment Objectives; Risks; Performance
Performance
3. Risk/Return Summary: Fee Table                             Fees and Expenses of the Funds
4. Investment Objectives, Principal Investment Strategies,    Investment Objectives; Risks
and Related Risks
5. Management's Discussion of Fund Performance                Not Applicable
6. Management, Organization and Capital Structure             Management
7. Shareholder Information                                    How to Invest; How to Sell Your Shares; Account
                                                              Policies; Services for Investors; Dividends and Taxes
8.  Distribution Arrangements                                 Management
9.  Financial Highlights Information                          Financial Highlights

Part B. Item Number                                           Statement of Additional Information Caption
10.  Cover Page and Table of Contents                         Same
11.  Fund History                                             Description of the Funds
12.  Description of the Fund and Its Investments and Risks    Description of the Funds; Fund Policies; Investment Strategies and
                                                              Risks; Portfolio Turnover
13.  Management of the Fund                                   Management of the Funds
14.  Control Persons and Principal Holders of Securities      Management of the Funds
15.  Investment Advisory and Other Services                   Management Agreement;  Investment Advisory Agreement; The
                                                              Funds' Distributor
16.  Brokerage Allocation and Other Practices                 Portfolio Transactions and Brokerage
17.  Capital Stock and Other Securities                       Capital Stock Information
18.  Purchase, Redemption, and Pricing of Shares              Additional    Purchase   and   Redemption    Information;
                                                              Valuation of Fund Shares
19.  Taxation of the Fund                                     Additional Tax Information; Tax-Deferred Retirement Plans
20.  Underwriters                                             The Funds' Distributor
21.  Calculation of Performance Data                          Performance Information
22.  Financial Statements                                     Financial Statements

Legg Mason Income Trust, Inc.:
      Legg Mason U.S. Government Intermediate-Term Portfolio
      Legg Mason Investment Grade Income Portfolio
      Legg Mason High Yield Portfolio
      Legg Mason U.S. Government Money Market Portfolio



                                           PRIMARY SHARES PROSPECTUS MAY 3, 1999


                                           logo
                                           HOW TO INVEST(SM)

As with all mutual funds, the Securities and Exchange Commission has not passed upon the adequacy of this prospectus, nor has it approved or disapproved these securities. It is a criminal offense to state otherwise.

T A B L E   O F  C O N T E N T S

A b o u t  t h e  f u n d s:

         xx       Investment objectives

         xx       Principal Risks

         xx       Performance

         xx       Fees and expenses of the funds

         xx       Management

A b o u t  y o u r  i n v e s t m e n t:

         xx       How to invest

         xx       How to sell your shares

         xx       Account policies

         xx       Services for investors

         xx       Dividends and taxes

         xx       Financial highlights

LEGG MASON INCOME TRUST, INC.

[icon]  I N V E S T M E N T  O B J E C T I V E S

The Legg Mason Income Trust, Inc. offers four series: Legg Mason U.S. Government Intermediate-Term Portfolio, Legg Mason Investment Grade Income Portfolio, Legg Mason High Yield Portfolio and Legg Mason U.S. Government Money Market Portfolio.

Western Asset's approach in managing these four funds revolves around an investment outlook developed by its Investment Strategy Group, a team of senior professionals that meets at least twice a week to review developments in the economy and the markets. Based on their consensus view of the economic outlook for the following six months, this group arrives at a recommended portfolio structure, including targets for duration, yield curve exposure, and sector allocation. Western's Portfolio Management Group implements the strategy in a manner consistent with the investment policies of each fund, using information on the relative credit strength, liquidity, issue structure, event risk, covenant protection and market valuation of available securities developed by the Research Group. Each fund is managed in accordance with the investment objective and policies described below.

U.S. GOVERNMENT INTERMEDIATE-TERM PORTFOLIO

Investment Objective: high current income consistent with prudent investment risk and liquidity needs

Principal Investment Strategies:

The fund, under normal circumstances, invests at least 75% of its total assets in obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, or repurchase agreements secured by such securities. Investments in mortgage-related securities issued by governmental or government-related entities will be included in the 75% limitation.

The balance of the fund, up to 25% of its total assets, may be invested in commercial paper and investment grade debt securities rated within one of the four highest grades assigned by Standard & Poor's or Moody's Investors Service, Inc., securities comparably rated by another nationally recognized statistical rating organization, or unrated securities judged by the adviser to be of comparable quality.

Although the fund can invest in securities of any maturity, it expects to maintain a dollar-weighted average maturity of between three and ten years.

The fund may hold cash or money market instruments without limit for temporary defensive purposes or pending investment. As a result, the fund may not achieve its investment objective when so invested.

INVESTMENT GRADE INCOME PORTFOLIO

Investment Objective: high level of current income through investment in a diversified portfolio of debt securities

Principal Investment Strategies:

The fund invests primarily in fixed-income securities which the adviser considers to be investment grade. Although the fund can invest in securities of any maturity, it expects to maintain a dollar-weighted average maturity of between five and twenty years.

The fund invests, under normal circumstances, at least 75% of its total assets in the following types of investment grade fixed-income securities:

o debt securities which are rated at the time of purchase within the four highest grades assigned by Moody's or S&P, or, if unrated by Moody's or S&P, judged by the adviser to be of comparable quality;

o securities of, or guaranteed by, the U.S. Government, it agencies or instrumentalities;

o commercial paper and other money market instruments which are rated A-1 or A-2 by S&P or Prime-1 or Prime-2 by Moody's at the date of investment, or if unrated by Moody's or S&P, judged by the adviser to have investment quality comparable to securities which may be purchased under the first item above; bank certificates of deposit; and bankers' acceptances; and

o preferred stocks (including step down preferred securities) rated no lower than Baa by Moody's or, if unrated by Moody's, judged by the adviser to be of comparable quality.

The remainder of the fund's assets, not in excess of 25% of its total assets, may be invested in:

o debt securities of issuers which are rated at the time of purchase below Moody's and S&P's four highest grades, but rated B or better by Moody's or S&P, or if unrated by Moody's or S&P, judged by the adviser to be of comparable quality; and

o securities which may be convertible into or exchangeable for, or carry warrants to purchase, common stock or other equity interests.

Securities purchased by the fund may be privately placed. The fund may hold cash or money market instruments without limit for temporary defensive purposes or pending investment. As a result, the fund may not achieve its investment objective when so invested.

HIGH YIELD PORTFOLIO

Investment Objectives: high current income and, secondarily, capital appreciation

Principal Investment Strategies:

The fund's adviser, under normal circumstances, invests at least 65% of the fund's total assets in high yield, fixed-income securities, including those commonly known as "junk bonds". Such securities include, but are not limited to: foreign and domestic corporate debt securities and debt securities of other issuers, preferred stocks, convertible securities, zero coupon securities, deferred interest securities, mortgage-backed securities, asset-backed securities, commercial paper and obligations issued or guaranteed by foreign governments or any of their respective political subdivisions, agencies or instrumentalities, including repurchase agreements secured by such instruments. Most fixed-income securities in which the fund invests are rated BBB/Baa or lower, or are unrated but deemed by the adviser to be of equivalent quality.

The fund's remaining assets may be held in cash or money market instruments, or invested in common stocks and other equity securities when these types of investments are consistent with the objectives of the fund or are acquired as part of a unit consisting of a combination of fixed-income securities and equity investments. Such remaining assets may also be invested in fixed income securities rated above BBB by S&P or Baa by Moody's, securities comparably rated by another nationally recognized statistical rating organization, or unrated securities deemed by the adviser to be of equivalent quality.

The fund may invest up to 25% of its total assets in private placements and securities which, though not registered at the time of their initial sale, are issued with registration rights. This limitation does not apply to securities purchased pursuant to Rule 144A.

The fund may invest up to 25% of its total assets in securities denominated in foreign currencies, including securities of issuers based in emerging markets.

The fund may hold cash or money market instruments without limit for temporary defensive purposes or pending investment. As a result, the fund may not achieve its investment objective when so invested.

U.S. GOVERNMENT MONEY MARKET PORTFOLIO

Investment Objective: high current income consistent with liquidity and conservation of principal

Principal Investment Strategies:

The fund is a money market fund that seeks to maintain a net asset value of $1.00 per share. To achieve its objective, the fund adheres to the following practices:

o it invests only in U.S. government obligations, repurchase agreements secured by such instruments, and securities issued or guaranteed by multi-national development banks of which the U.S. is a member, such as the World Bank.
o it invests at least 65% of its total assets in securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities and in repurchase agreements secured by such securities.
o it buys money market securities maturing in 397 days or less (It can also buy certain variable and floating rate securities the adviser believes will act as though they have maturities of 397 days or less.)
o it maintains a dollar-weighted average portfolio maturity of 90 days or less
o it buys only high-quality money market securities which the adviser determines to present minimal credit risk

[icon]  P R I N C I P A L   R I S K S

In general -

As with all mutual funds, an investment in any of these funds is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency; investors can lose money by investing in the funds. Although Government Money Market seeks to maintain a net asset value of $1.00 per share, there can be no assurance that the fund will always be able to do so. There is no guarantee that any fund will achieve its objective.

Interest rate risk -

Each fund is subject to interest rate risk, which is the possibility that the market prices of the funds' investments may decline due to an increase in market interest rates. Generally, the longer the maturity of a fixed-income security, the greater is the effect on its value when rates increase.

Certain securities pay interest at variable or floating rates. Variable rate securities reset at specified intervals, while floating rate securities reset whenever there is a change in a specified index rate. In most cases, these reset provisions reduce the effect of market interest rates on the value of the security. However, some securities do not track the underlying index directly, but reset based on formulas that can produce an effect similar to leveraging; others may provide for interest payments that vary inversely with market rates. The market prices of these securities may fluctuate significantly when interest rates change.

Credit risk -

Each fund is also subject to credit risk, i.e., the risk that an issuer of securities will be unable to pay principal and interest when due, or that the value of the security will suffer because investors believe the issuer is less able to pay. This is broadly gauged by the credit ratings of the securities in which each fund invests. However, ratings are only the opinions of the agencies issuing them and are not absolute guarantees as to quality.

Moody's considers debt securities rated Baa to have speculative characteristics. Debt securities rated below Baa/BBB are deemed by the ratings agencies to be speculative and may involve major risk of exposure to adverse conditions. High Yield may invest in securities rated as low as C by Moody's or D by S&P. These ratings indicate that the securities are highly speculative and may be in default or in danger of default as to principal and interest.

Not all government securities are backed by the full faith and credit of the United States. Some are backed only by the credit of the issuing agency or instrumentality. Accordingly, there is at least a chance of default on these securities.

Call risk -

Many fixed income securities, especially those issued at high interest rates, provide that the issuer may repay them early. Issuers often exercise this right when interest rates are low. Accordingly, holders of callable securities may not benefit fully from the increase in value that other fixed-income securities experience when rates decline. Furthermore, the fund reinvests the proceeds of the payoff at current yields, which are lower than those paid by the security that was paid off.

Special risks of high yield securities -

Securities rated below Baa/BBB are subject to greater fluctuations in value and risk of loss of income and principal due to default by the issuer, than are higher rated securities. These securities may be less liquid than higher-rated securities, which means the fund may have difficulty selling them at times, and may have to apply a greater degree of judgment in establishing a price. These securities constitute the primary focus of the High Yield Portfolio.
Investment Grade Portfolio can invest in them to a limited extent.

Special risks of mortgage-backed securities -

Mortgage-backed securities represent an interest in a pool of mortgages. When market interest rates decline, many mortgages are refinanced, and mortgage-backed securities are paid off earlier than expected. The effect on the fund's return is similar to that discussed above for call risk.

When market interest rates increase, the market values of mortgage-backed securities decline. At the same time, however, mortgage refinancing slows, which lengthens the effective maturities of these securities. As a result, the negative effect of the rate increase on the market value of mortgage securities is usually more pronounced than it is for other types of fixed-income securities.

Other risks -

The use of certain derivatives to hedge interest rate or other risks could affect fund performance if the derivatives do not perform as expected.

The values of foreign securities are subject to economic and political developments in the countries and regions where the companies operate, such as changes in economic or monetary policies, and to changes in exchange rates. In general, less information is publicly available about foreign companies than about U.S. companies. Some foreign governments have defaulted on principal and interest payments.

The investment strategies employed by the funds (except Government Money Market) often involve high turnover rates. This results in higher trading costs and could cause a fund to realize higher levels of taxable gains.

Compliance with the percentage investment policies and limitations described in this prospectus is measured as of the time an investment is made. A fund is not required to sell a security if changing market prices or changes in the level of fund assets cause a percentage limitation to be exceeded. Accordingly, a fund's composition at any given time may not be within the stated limitations.

Year 2000 -

Like other mutual funds (and most organizations around the world), the funds could be adversely affected by computer problems related to the year 2000. These could interfere with operations of the funds, their manager, distributor or adviser, or could impact companies in which the funds invest. The year 2000 poses an even greater risk for foreign securities.

While no one knows if these problems will have any impact on the funds or on financial markets in general, the manager and its affiliates are taking steps to protect fund investors. These include efforts to determine that the problem will not directly affect the systems used by major service providers.

Whether these steps will be effective can only be known for certain in the year 2000.

[icon]  P E R F O R M A N C E

The information below provides an indication of the risks of investing in a fund by showing changes in each fund's performance from year to year. Annual returns assume reinvestment of dividends and distributions. Historical performance of a fund does not necessarily indicate what will happen in the future. A Fund's yield is its net income over a recent 30-day (or 7-day with respect to a money market fund) period, expressed as an annualized rate of return. For a fund's current yield, call toll-free 1-800-822-5544.

U.S. Government Intermediate-Term Portfolio -- Primary Shares

Year by year total return as of December 31 of each year (%):



16%
                         14.40
14%
       12.80                                                13.88
12%

10%
                9.10
8%
                                 6.26     6.64                              6.95     6.56
6%
                                                                     4.47
4%

2%

0%
                                                   -1.93
- -2%
       1989     1990     1991    1992     1993     1994     1995     1996    1997     1998


During the past ten years:


                                                Quarter Ended                        Total Return
- ------------------------------------- ----------------------------------- -----------------------------------
Best quarter:                                   June 30, 1989                        +6.98%
- ------------------------------------- ----------------------------------- -----------------------------------
Worst quarter:                                  March 31, 1994                       -1.45%
- ------------------------------------- ----------------------------------- -----------------------------------


In the following table, average annual total returns as of December 31, 1998 are compared with the Salomon Brothers Medium-Term Treasury/Government-Sponsored Index.

                                                               1 Year          5 Years         10 Years

U.S Government Intermediate-Term Portfolio                     +6.56%           +5.87%          +7.80%
Salomon Brothers Medium-Term Treasury/Government-Sponsored     +8.51%           +6.47%          +8.36%
Index




These figures include changes in principal value, reinvested dividends and capital gain distributions, if any.

P E R F O R M A N C E

Investment Grade Income Portfolio - Primary Shares

Year by year total return as of December 31 of each year (%):


25%


20%                                                                    20.14

                                    16.00
15%
                  13.00
                                                     11.22
10%                                                                                     10.31
                                            6.77                                                 6.99
                           5.80
5%
                                                                                4.31

0%

                                                              -4.82
- -5%
                  1989     1990     1991    1992     1993     1994     1995     1996    1997     1998


During the past ten years:


                                                Quarter Ended                        Total Return
- ------------------------------------- ----------------------------------- -----------------------------------
Best quarter:                                   June 30, 1989                          +7.26%
- ------------------------------------- ----------------------------------- -----------------------------------
Worst quarter:                                  March 31, 1994                         -2.91%
- ------------------------------------- ----------------------------------- -----------------------------------


In the following table, average annual total returns as of December 31, 1998 are compared with the Salomon Brothers Broad Investment-Grade Bond Index.


                                                              1 Year          5 Years        10 Years


Investment Grade Income Portfolio                             +6.99%           +7.08%         +8.77%
Salomon Brothers Broad Investment-Grade Bond Index            +8.71%           +7.30%         +9.31%



These figures include changes in principal value, reinvested dividends and capital gain distributions, if any.

P E R F O R M A N C E

High Yield Portfolio - Primary Shares

Year by year total return as of December 31 of each year (%):


25%


20%
               18.01
                                15.86
15%
                        14.91

10%


5%


0%
                                         -1.79

- -5%
               1995     1996    1997     1998


During the last four calendar years of the Class:


                                                Quarter Ended                        Total Return
- ------------------------------------- ----------------------------------- -----------------------------------
Best quarter:                                    June 30, 1995                         +5.48%
- ------------------------------------- ----------------------------------- -----------------------------------
Worst quarter:                                   September 30, 1998                    -9.52%
- ------------------------------------- ----------------------------------- -----------------------------------


In the following table, average annual total returns as of December 31, 1998 are compared with the Lehman High Yield Index.



                                                1 Year        Life of Class (a)
High Yield Portfolio                            -1.79%             +8.57%
Lehman High Yield Index


These figures include changes in principal value, reinvested dividends and capital gain distributions, if any.

(a) February 1, 1994 (commencement of operations) to December 31, 1998.

P E R F O R M A N C E

U.S. Government Money Market Portfolio

Year by year total return as of December 31 of each year (%):


10%

9%

8%
             7.56
7%

6%
                      5.87                               5.31
5%
                                                                  4.81    4.86      4.83
4%
                              3.49              3.66
3%
                                       2.80
2%

             1990     1991    1992     1993     1994     1995     1996    1997     1998

During the last nine calendar years of the fund:

                                                Quarter Ended                        Total Return
- ------------------------------------- ----------------------------------- -----------------------------------
Best quarter:                                   June 30, 1990                          +1.86%

- ------------------------------------- ----------------------------------- -----------------------------------
Worst quarter:                                  September 30, 1993                     +0.68%
- ------------------------------------- ----------------------------------- -----------------------------------


In the following table, average annual total returns as of December 31, 1998 are compared with the Donoghue Government/Agency Index.


                                                1 Year      5 Years       Life of Fund (A)

U.S Government Money Market Portfolio           +4.90%      +4.66%             +5.10%
Donoghue Government/Agency Index                +5.59%      +5.38%             +5.83%


These figures include changes in principal value, if any, and reinvested dividends.

A January 31, 1989 (commencement of operations) to December 31, 1998.

[icon]  F E E S  A N D  E X P E N S E S  O F  T H E  F U N D S

The table below describes the fees and expenses you will incur directly or indirectly as an investor in a fund. Each fund pays operating expenses directly out of its assets so they lower that fund's share price and dividends. Other expenses include transfer agency, custody, professional and registration fees. The funds have no sales charge but are subject to a 12b-1 fee. The funds charge no redemption fees.

The fees shown are current fees, and the expenses shown are based on expenses for the fiscal year ended December 31, 1998. The fees and expenses are calculated as a percentage of average net assets.

  Annual Fund Operating Expenses (expenses that are deducted from fund assets)

  ----------------------------------------------- ------------------- ----------------- ---------- ------------------
                                                                                                   Government Money
                                                      Government      Investment Grade    High          Market
                                                     Intermediate                         Yield
  ----------------------------------------------- ------------------- ----------------- ---------- ------------------
  Management fees                                 0.55%(A)            0.60 %(A)         0.65 %     0.50 %
  ----------------------------------------------- ------------------- ----------------- ---------- ------------------
  Distribution and/or Service (12b-1) fees        0.50 %              0.50 %            0.50 %     0.20 %(B)
  ----------------------------------------------- ------------------- ----------------- ---------- ------------------
  Other Expenses                                  0.15 %              0.25 %            0.15 %     0.15 %
  ----------------------------------------------- ------------------- ----------------- ---------- ------------------
  Total Annual Fund Operating Expenses            1.20 %(A)           1.35%(A)         1.30 %     0.85 %(B)
  ----------------------------------------------- ------------------- ----------------- ---------- ------------------

(A) The manager has a voluntary agreement to waive fees so that Primary Share expenses (exclusive of taxes, interest, brokerage and extraordinary expenses) do not exceed an annual rate of 1.00% of average daily net assets attributable to Primary Shares during any month for Government Intermediate or until its net assets reach $500 million, and for Investment Grade, or until its net assets reach $250 million. These voluntary waivers will continue until August 1, 1999 but may be terminated at any time.

(B) Legg Mason has agreed to waive 0.10% of the 12b-1 service fee until May 1, 2000, reducing total expenses from 0.85% to 0.75%.

Example:

This example helps you compare the cost of investing in a fund with the cost of investing in other mutual funds. Although your actual costs may be higher or lower, you would pay the following expenses on a $10,000 investment in a fund, assuming (1) a 5% return each year, (2) the fund's operating expenses remain the same as shown in the table above, and (3) you redeem all of your shares at the end of the time periods shown. Actual returns may be higher or lower than 5% per year.

- ----------------------------------- --------- ----------- ----------- --------
                                    1 Year    3 Years     5 Years     10 Years
- ----------------------------------- --------- ----------- ----------- --------
Government Intermediate             $ 122     $ 381       $ 660       $ 1,455
Investment Grade                    $ 137     $ 428       $ 739       $ 1,624
High Yield                          $ 132     $ 412       $ 713       $ 1,568
Government Money Market             $  87     $ 271       $ 471       $ 1,049
- ----------------------------------- --------- ----------- ----------- --------

Under the fee waiver arrangements described above, your costs for the one, three, five and ten year periods would be: for Government Intermediate, $102, $318, $552 and $1,225; for Investment Grade, $102, $318, $552 and $1,225; and
for Government Money Market, $77, $240, $417 and $930.

[icon]  M A N A G E M E N T

Management and Adviser:

Legg Mason Fund Adviser, Inc., 100 Light Street, Baltimore, Maryland 21202, is the funds' manager. The manager is responsible for the non-investment affairs of the funds, providing office space and administrative staff for the funds and directing all matters related to the operation of the funds. The manager acts as adviser or manager to twenty investment company portfolios which had aggregate assets under management of approximately $[ ] billion as of March 31, 1999.

For it services, each fund paid the manager the following percentage of its average daily net assets for the fiscal year ended December 31, 1998:

Government Intermediate    0.35%
Investment Grade           0.25%
High Yield                 0.65%
Government Money Market    0.50%

Western Asset Management Company, 117 East Colorado Boulevard, Pasadena, California 91105, is the funds' investment adviser. The adviser is responsible for the actual investment management of the funds, which includes making investment decisions and placing orders to buy, sell or hold a particular security. The adviser acts as investment adviser to investment companies and private accounts with aggregate assets of $[ ] billion as of March 31, 1999. An investment committee has been responsible for the day-to-day management of each fund since its inception.

For its services during the fiscal year ended December 31, 1998, the manager paid the adviser a fee, which is calculated daily and payable monthly, at annual rates of each fund's average daily net assets as follows:

   ------------------------------------------ --------------------------------------------------------------
   Government Intermediate                    0.20%, not to exceed the fee paid to the manager (after any fee waivers)
   ------------------------------------------ --------------------------------------------------------------
   Investment Grade                           0.24%, or 40% of the fee received by the manager
   ------------------------------------------ --------------------------------------------------------------
   High Yield                                 0.50%, or 77% of the fee received by the manager
   ------------------------------------------ --------------------------------------------------------------
   Government Money Market                    0.15%, or 30% of the fee received by the manager
   ------------------------------------------ --------------------------------------------------------------


Distributor of the funds' shares:


Legg Mason Wood Walker, Incorporated, 100 Light Street, Baltimore, Maryland 21202, distributes the funds' shares. Each fund has adopted a plan that allows it to pay distribution fees and shareholder service fees for the sale of its shares and for services provided to shareholders. Under each plan, Government Intermediate, Investment Grade and High Yield may pay the distributor an annual distribution fee and an annual service fee, each of which is equal to 0.25% of that fund's average daily net assets attributable to Primary Shares. Government Money Market may pay the distributor an annual fee equal to 0.20% of its average daily net assets. However, the Board has authorized payment of only 0.10% annually of the fund's average daily net assets indefinitely.


Because these fees are paid out of the funds' assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

The distributor may enter into agreements with other brokers to sell Primary Shares of each fund. The distributor pays these brokers up to 90% of the distribution and/or shareholder service fee that it receives from a fund for those sales.

The manager, adviser and distributor are wholly owned subsidiaries of Legg Mason, Inc., a financial services holding company.

Government Intermediate, Investment Grade and High Yield currently offer two classes of shares - Class A (known as "Primary Shares") and Class Y (known as "Navigator Shares"). The two classes represent interests in the same pool of assets. A separate vote is taken by a class of shares if a matter affects just that class of shares. Each class of shares may bear certain differing class-specific expenses. Salespersons and others entitled to receive compensation for selling or servicing fund shares may receive more with respect to one class than another.

 [icon]  H O W  T O  I N V E S T

To open a regular account or a retirement account with one or more of the funds, contact a Legg Mason financial advisor or other entity that has entered into an agreement with the funds' distributor to sell shares of the Legg Mason family of funds. A Legg Mason financial advisor will explain the shareholder services available from our funds and answer any questions you may have. The minimum initial investment for regular accounts and retirement accounts is $1,000 and the minimum for each purchase of additional shares is $100, except as noted below.

Retirement accounts include traditional IRAs, spousal IRAs, education IRAs, Roth IRAs, simplified employee pension plans, savings incentive match plans for employees and other qualified retirement plans. Contact your Legg Mason financial advisor or other entity offering the funds to discuss which one might be appropriate for you.

Once your account is open, you may use the following methods to add to your account:

- ------------------- -------------------------------------------------------------------------------------------
In Person           Give your financial advisor a check for $100 or more ($500 or more for Government Money
                    Market) payable to the fund

Mail                Mail your check, payable to the fund, for $100 or more ($500 or more for Government Money
                    Market) to your financial advisor

Telephone           Call your financial advisor to transfer available cash balances in
or Wire             your brokerage account or to transfer money from your bank directly to
                    Legg Mason. Wire transfers may be subject to a service charge by your bank.

Future First        Contact your Legg Mason financial advisor to enroll in Legg Mason's Future First
Systematic          Systematic Investment Plan.  Under this plan, you may arrange for automatic monthly
Investment          investments in a fund of $50 or more.  The transfer agent will transfer funds monthly from your Legg Mason account or from your checking account to purchase shares of the desired fund.

Automatic           Arrangements may be made with some employers and financial institutions for regular
Investments         automatic monthly investments of $50 or more in shares of a fund.  You may also reinvest dividends from certain unit investment trusts in shares of a fund.
- ------------------- -------------------------------------------------------------------------------------------

Call your financial advisor or another entity offering the funds for sale with any questions regarding the investment options above.

Certain investment methods may be subject to lower minimum initial and additional investments.

Investments made through entities other than Legg Mason may be subject to transaction fees or other purchase conditions established by those entities. You should consult their program literature for further information.

For Government Intermediate, Investment Grade and High Yield:

Purchase orders received by your financial advisor or the entity offering the funds before the close of the New York Stock Exchange (normally 4:00 p.m., Eastern time) will be processed at the fund's net asset value as of the close of the exchange on that day. Orders received after the close of the exchange will be processed at the fund's net asset value as of the close of the exchange on the next day the exchange is open. Payment must be made within three business days to Legg Mason.

You will begin to earn dividends as of settlement date, which is normally the third business day after your order is placed with a financial advisor.

For Government Money Market:

Purchase orders received in federal funds form, by either your Legg Mason financial advisor or the entity offering the fund, on any day that the New York Stock Exchange is open will be processed as follows:

- ------------------------------------- ---------------------------------------- ------------------------------
If the purchase order                 Shares will be purchased at the          Such shares will begin
is received:                          net asset value determined on            to earn dividends on the

before 12:00 noon (E.S.T.)            same day                                 same day
12:00 noon or after,
but before  4:00 p.m. (E.S.T.)        same day                                 next day
after 4:00 p.m. (E.S.T.)              next day                                 next day
- ------------------------------------- ---------------------------------------- ------------------------------

If you do not make payment in federal funds, your order will be processed when payment is converted into federal funds, which is usually completed in two days, but may take up to ten days. Most bank wires are federal funds.

[icon] H O W  T O  S E L L  Y O U R  S H A R E S

Redemptions made through entities other than Legg Mason may be subject to transaction fees or other conditions imposed by those entities. Your should consult their program literature for further information.

Any of the following methods may be used to sell your Primary Shares:

--------------------------------------------------------------------------------
Telephone             Call your Legg Mason financial advisor or entity offering
                      the fund and request a redemption. Telephone redemption requests for shares of Government Money Market must be for at least $100. Please have the following information ready when you call: the name of the fund, the number of shares
                      (or dollar amount) to be redeemed and your shareholder account number.

                      Proceeds will be credited to your brokerage account or a check will be sent to you, at your direction, at no charge to you. Wire requests will be subject to a fee of $18. Be sure that your financial advisor has your bank account information on file.

                      The fund will follow reasonable procedures to ensure the validity of any telephone redemption request, such as requesting identifying information from callers or employing identification numbers. Unless you specify that you do not wish to have telephone redemption privileges, you may be held responsible for any fraudulent telephone order.

Mail Send a letter to the fund requesting redemption of your shares. The letter should be signed by all of the owners of the account and, for Government Intermediate, Investment Grade and High Yield, their signatures guaranteed without qualification. For Government Money Market, redemption requests for shares valued at $10,000 or more or when the proceeds are to be paid to someone other that the accountholder will require a signature guarantee. You may obtain a signature guarantee from most banks or securities dealers.

Checkwriting          The fund offers a free checkwriting service. You may write
(Government Money     checks to anyone in amounts of $500 or more. The fund's
Market only)          transfer agent will redeem sufficient shares from your
                      account to pay the checks. You will continue to earn dividends on your shares until the check clears at the transfer agent. Please do not use your checks to close your account.

Payment for           Legg Mason has special redemption procedures for investors
Securities            who wish to purchase stocks, bonds or other securities at
Purchases at          Legg Mason. Once you've placed an order for securities,
Legg Mason            and have not indicated any other payment method, fund
(Government Money     shares will be redeemed on the settlement date for the
Market only)          amount due. Fund shares may also be redeemed to cover
                      debit balances in your brokerage account.
--------------------------------------------------------------------------------

Your order will be processed promptly and you will generally receive the proceeds within a week. Fund shares will be sold at the next net asset value calculated after your redemption request is received by your Legg Mason financial advisor or another entity.

Redemptions of shares that were recently purchased by check or acquired through reinvestment of dividends on such shares may be delayed for up to 10 days from the purchase date in order to allow for the check to clear.

Additional documentation may be required from corporations, executors, partnerships, administrators, trustees or custodians.

[icon] A C C O U N T  P O L I C I E S

For Government Intermediate, Investment Grade and High Yield:

Net asset value per Primary Share is determined daily, as of the close of the New York Stock Exchange, on every day the exchange is open. To calculate each fund's Primary Share price, the fund's assets are valued and totaled, liabilities are subtracted, and the resulting net assets are divided by the number of Primary Shares outstanding. Each fund's securities are valued on the basis of market quotations or, lacking such quotations, at fair value as determined under the guidance of the Board of Directors. Securities with remaining maturities of 60 days or less are valued at amortized cost.

Where a security is traded on more than one market, which may include foreign markets, the securities are generally valued on the market considered by the adviser to be the primary market. The fund will value its foreign securities in U.S. dollars on the basis of the then-prevailing exchange rates.

For Government Money Market:

To calculate the fund's share price, the fund's assets are valued and totaled, liabilities are subtracted, and the resulting net assets are divided by the number of shares outstanding. The fund seeks to maintain a share price of $1.00 per share. The fund is priced twice a day, as of 12:00 noon, Eastern time, and at the close of the New York Stock Exchange (normally 4:00 p.m., Eastern time), on every day the exchange is open. Like most other money market funds, the fund normally values its investments using the amortized cost method.

For each fund:

Fund shares may not be held in, or transferred to, an account with any firm that does not have an agreement with Legg Mason.

If your account falls below $500, the fund may ask you to increase your balance. If, after 60 days, your account is still below $500, the fund may close your account and send you the proceeds.

Each fund reserves the right to:

o reject any order for shares or suspend the offering of shares for a period of time
o  change its minimum investment amounts
o delay sending out redemption proceeds for up to seven days. This generally applies only in cases of very large redemptions, excessive trading or during unusual market conditions. The funds may delay redemptions beyond seven days, or suspend redemptions, only as permitted by the SEC.

[icon] S E R V I C E S  F O R  I N V E S T O R S

For further information regarding any of the services below, please contact your financial advisor or other entity offering the funds for sale.

Confirmations and Account Statements:
Confirmations will be sent to you after each transaction involving Primary Shares of Government Intermediate, Investment Grade and High Yield (except a reinvestment of dividends, capital gain distributions and purchases made through the Future First Systematic Investment Plan or through automatic investments).

Legg Mason or the entity through which you invest will send you account statements monthly unless there has been no activity in the account. Legg Mason will send you statements quarterly if there has been no activity in your account, if you participate in the Future first systematic Investment Plan or if you purchase shares through automatic investments.

Systematic Withdrawal Plan:
If you are purchasing or already own shares of a fund with a net asset value of $5,000 or more, you may elect to make systematic withdrawals from the fund. The minimum amount for each withdrawal is $50. You should not purchase shares of the fund that is participating in the plan.

Exchange Privilege:
Primary Shares of a fund may be exchanged for Primary Shares of any of the other Legg Mason funds, provided these funds are eligible for sale in your state of residence. You can request an exchange in writing or by phone. Be sure to read the current prospectus for any fund into which you are exchanging.

There is currently no fee for exchanges; however, you may be subject to a sales charge when exchanging into a fund that has one. In addition, an exchange of a fund's shares will be treated as a sale of the shares and any gain on the transaction may be subject to tax.

Each fund reserves the right to:

o terminate or limit the exchange privilege of any shareholder who makes more than four exchanges from the fund in one calendar year
o terminate or modify the exchange privilege after 60 days' notice to shareholders

Premier Account Status (Government Money Market only):

Legg Mason offers a Premier Asset Management Account, which combines your fund account, a preferred customer VISA Gold debit card, a Legg Mason brokerage account with margin borrowing availability and unlimited checks with no minimum check amount. Other services include automatic transfer of free credit balances in your brokerage account to your fund account and automatic redemption of fund shares to offset debit balances in your brokerage account. Legg Mason charges an annual fee for the Premier Account, which is currently $85 for individuals and $100 for corporations and businesses.

[icon] D I V I D E N D S  A N D  T A X E S

Government Intermediate, Investment Grade and Government Money Market each declares dividends from its net investment income daily and pays them monthly. High Yield declares and pays these dividends monthly.

Government Intermediate, Investment Grade and High Yield declare and pay dividends from net short-term capital gain and distributions of substantially all net capital gain (the excess of net long-term capital gain over net short-term capital loss) and, in the case of High Yield, net realized gains from foreign currency transactions after the end of the taxable year in which the gain is realized. A second distribution of net capital gain may be necessary in some years to avoid imposition of a federal excise tax.

Government Money Market does not expect to realize any capital gain or loss; however, if the fund realizes any capital gains, it will pay them at least once every twelve months.

Your dividends and distributions will be automatically reinvested in additional shares of the distributing fund. If you wish to receive dividends and/or distributions in cash, you must notify the fund at least 10 days before the next dividend or distribution is to be paid. You may also request that your dividends and distributions be reinvested in shares of another Legg Mason fund.

If the postal or other delivery service is unable to deliver your check, your distribution option will automatically be converted to having all dividends and other distributions reinvested in fund shares. No interest will accrue on amounts represented by uncashed distribution or redemption checks.

Fund dividends and distributions are taxable to investors (other than retirement plans and other tax-exempt investors) whether received in cash or reinvested in additional Primary Shares of the fund. Dividends of net investment income and any net short-term capital gains will be taxable as ordinary income. Distributions of a fund's net capital gain will be taxable as long-term capital gain, regardless of how long you have held your fund shares.

The sale or exchange of fund shares may result in a taxable gain or loss, depending on whether the proceeds are more or less than the cost of your shares.

A tax statement is sent to each investor at the end of each year detailing the tax status of your distributions.

Each fund will withhold 31% of all dividends, capital gains distributions and redemption proceeds payable to individuals and certain other non-corporate shareholders who do not provide the fund with a valid taxpayer identification number. Government Intermediate, Investment Grade and High Yield will also withhold 31% of all dividends and capital gain distributions payable to such shareholders who are otherwise subject to backup withholding.

Because each investor's tax situation is different, please consult your tax advisor about federal, state and local tax considerations.

[icon]  F I N A N C I A L  H I G H L I G H T S


The financial highlights table is intended to help you understand each fund's financial performance for the past 5 years. Total return represents the rate that an investor would have earned (or lost) on an investment in a fund, assuming reinvestment of all dividends and distributions. This information has been audited by the funds' independent accountants, PricewaterhouseCoopers LLP, whose report, along with the funds' financial statements, is incorporated by reference into the Statement of Additional Information (see back cover) and is included in the annual report. The annual report is available upon request by calling toll-free 1-800-822-5544.


                          U.S. Government Intermediate


                      ---------------------------------------- -------------------------------------------------------------
                              Income from Investment                                  Distributions
                                    Operations
- ------------ ----------- ------------ ------------- ----------- ----------- ------------ ------------ ------------- ---------
For the      Net         Net          Net           Total       From net    In excess    From net     Total         Net
years        asset       investment   realized &    from        investment  of net       realized     distributions asset
ended Dec.   value,      income       unrealized    investment  income      investment   gain on                    value,
31,          beginning                gain (loss)   operations              income       investments                end of
             of year                  on                                                                            year
                                      investments,
                                      options and
                                      futures
- ------------ ----------- ------------ ------------- ----------- ----------- ------------ ------------ ------------- ---------
1998             $10.40       $.56 A          $.11        $.67      $(.55)       $(.01)           --        $(.56)    $10.51
- ------------ ----------- ------------ ------------- ----------- ----------- ------------ ------------ ------------- ---------
1997             $10.31       $.60 A          $.09        $.69      $(.59)       $(.01)           --        $(.60)    $10.40
- ------------ ----------- ------------ ------------- ----------- ----------- ------------ ------------ ------------- ---------
1996             $10.47       $.61 A        $(.16)        $.45      $(.60)       $(.01)           --        $(.61)    $10.31
- ------------ ----------- ------------ ------------- ----------- ----------- ------------ ------------ ------------- ---------
1995              $9.72       $.57 A          $.75       $1.32      $(.57)           --           --        $(.57)    $10.47
- ------------ ----------- ------------ ------------- ----------- ----------- ------------ ------------ ------------- ---------
1994             $10.43       $.51 A        $(.71)      $(.20)      $(.51)           --           --        $(.51)     $9.72
- ------------ ----------- ------------ ------------- ----------- ----------- ------------ ------------ ------------- ---------


         Ratios/Supplemental Data:


- ----------- --------- -------------- ------------------ ---------------- ------------------------
  For the   Total       Ratio of      Net Investment       Portfolio           Net Assets,
   years     Return     Expenses       Income (Loss)     Turnover Rate         End of Year
ended Dec.     (%)     to Average     to Average Net          (%)            (thousands - $)
    31,                Net Assets       Assets (%)
                           (%)
- ----------- --------- -------------- ------------------ ---------------- ------------------------
1998            6.56         1.00 A             5.30 A              356                  352,729
- ----------- --------- -------------- ------------------ ---------------- ------------------------
1997            6.95         1.00 A             5.84 A              252                  300,952
- ----------- --------- -------------- ------------------ ---------------- ------------------------
1996            4.47          .98 A             5.91 A              354                  293,846
- ----------- --------- -------------- ------------------ ---------------- ------------------------
1995           13.88          .93 A             5.59 A              290                  231,886
- ----------- --------- -------------- ------------------ ---------------- ------------------------
1994           -1.93          .90 A             5.11 A              316                  231,255
- ----------- --------- -------------- ------------------ ---------------- ------------------------


                                                    Investment Grade


                      --------------------------------------- --------------------------------------------------------------
                              Income from Investment                                  Distributions
                                    Operations
- ---------- ------------ ----------- ------------- ----------- ------------ ----------- ------------ ------------ -----------
For the    Net          Net         Net           Total       From net     In excess   From net     Total            Net
years      asset        investment  realized &    from        investment   of net      realized     distributions    asset
ended      value,       income      unrealized    investment  income       investment  gain on                       value,
Dec. 31,   beginning                gain (loss)   operations               income      investments                   end of
           of year                  on                                                                               year
                                    investments,
                                    options and
                                    futures
- ---------- ------------ ----------- ------------- ----------- ------------ ----------- ------------ ------------ -----------
1998            $10.59      $.60 B        $  .12       $ .72       $(.60)          --       $(.19)       $(.79)      $10.52
- ---------- ------------ ----------- ------------- ----------- ------------ ----------- ------------ ------------ -----------
1997            $10.22      $.65 B          $.37       $1.02       $(.65)          --           --       $(.65)      $10.59
- ---------- ------------ ----------- ------------- ----------- ------------ ----------- ------------ ------------ -----------
1996            $10.44      $.64 B        $(.22)        $.42       $(.64)          --           --       $(.64)      $10.22
- ---------- ------------ ----------- ------------- ----------- ------------ ----------- ------------ ------------ -----------
1995             $9.27      $.65 B         $1.17       $1.82       $(.65)          --           --       $(.65)      $10.44
- ---------- ------------ ----------- ------------- ----------- ------------ ----------- ------------ ------------ -----------
1994            $10.40      $.60 B       $(1.09)      $(.49)       $(.60)          --       $(.04)       $(.64)       $9.27
- ---------- ------------ ----------- ------------- ----------- ------------ ----------- ------------ ------------ -----------



         Ratios/Supplemental Data
- ---------- ---------- ------------- -------------- ------------------- ---------------------------------------
For the    Total        Ratio of         Net           Portfolio                    Net Assets,
years       Return      Expenses     Investment      Turnover Rate                  End of Year
ended         (%)      to Average   Income (Loss)         (%)                      (thousands - $)
Dec. 31,               Net Assets    to Average
                          (%)        Net Assets
                                         (%)
- ---------- ---------- ------------- -------------- ------------------- ---------------------------------------
1998            6.99        1.00 B       5.68 B                   279                                 169,129
- ---------- ---------- ------------- ------------ --------------------- ---------------------------------------
1997           10.31        1.00 B       6.28 B                   259                                 122,100
- ---------- ---------- ------------- ------------ --------------------- ---------------------------------------
1996            4.31         .97 B       6.42 B                   383                                  91,928
- ---------- ---------- ------------- ------------ --------------------- ---------------------------------------

1995           20.14         .88 B       6.49 B                   221                                  85,633
- ---------- ---------- ------------- ------------ --------------------- ---------------------------------------
1994           -4.82         .85 B       6.09 B                   200                                  66,196
- ---------- ---------- ------------- ------------ --------------------- ---------------------------------------


                                                                 High Yield
                     ---------------------------------------- --------------------------------------------------------------
                             Income from Investment                                   Distributions
                                   Operations
- ---------- ------------ ----------- ------------- ------------ ----------- ----------- ------------ ------------ -------------
For the    Net          Net         Net           Total        From net    In excess   From net     Total           Net
years      asset        investment  realized &    from         investment  of net      realized     distributions   asset
ended      value,       income      unrealized    investment   income      investment  gain on                      value,
Dec. 31,   beginning                gain (loss)   operations               income      investments                  end of
           of year                  on                                                                              year
                                    investments,
                                    options and
                                    futures
- ---------- ------------ ----------- ------------- ------------ ----------- ----------- ------------ ------------ -------------
1998            $16.29       $1.32        $(1.56)       $(.24)    $(1.32)     $    --       $(.01)      $(1.33)        $14.72
- ---------- ------------ ----------- ------------- ------------ ----------- ----------- ------------ ------------ -------------
1997            $15.37       $1.35        $  .99        $2.34     $(1.34)          --       $(.08)      $(1.42)        $16.29
- ---------- ------------ ----------- ------------- ------------ ----------- ----------- ------------ ------------ -------------
1996            $14.62       $1.33        $  .76        $2.09     $(1.34)          --           --      $(1.34)        $15.37
- ---------- ------------ ----------- ------------- ------------ ----------- ----------- ------------ ------------ -------------
1995            $13.57       $1.29        $ 1.05        $2.34     $(1.29)          --           --      $(1.29)        $14.62
- ---------- ------------ ----------- ------------- ------------ ----------- ----------- ------------ ------------ -------------
1994C           $15.00       $1.02        $(1.44)       $(.42)    $(1.01)          --           --      $(1.01)        $13.57
- ---------- ------------ ----------- ------------- ------------ ----------- ----------- ------------ ------------ -------------



         Ratios/Supplemental Data
- ----------- ---------- ----------------- ---------------------- ---------- ------------------------------------
For the     Total          Ratio of         Net Investment      Portfolio              Net Assets,
years        Return        Expenses          Income (Loss)      Turnover               End of Year
ended          (%)      to Average Net      to Average Net        Rate               (thousands - $)
Dec. 31,                   Assets (%)          Assets (%)           (%)
- ----------- ---------- ----------------- ---------------------- ---------- ------------------------------------
1998            (1.79)             1.30                   8.17        107                              433,947
- ----------- ---------- ----------------- ---------------------- ---------- ------------------------------------
1997            15.86              1.30                   8.60        116                              382,143
- ----------- ---------- ----------------- ---------------------- ---------- ------------------------------------
1996            14.91              1.35                   9.05         77                              234,108
- ----------- ---------- ----------------- ---------------------- ---------- ------------------------------------
1995            18.01              1.47                   9.28         47                              108,417
- ----------- ---------- ----------------- ---------------------- ---------- ------------------------------------
1994 C       (2.90) D            1.60 E                 8.40 E       67 E                               53,424
- ----------- ---------- ----------------- ---------------------- ---------- ------------------------------------




                                                Government Money Market
                      --------------------------------------- --------------------------------------------------------------
                              Income from Investment                                  Distributions
                                    Operations
- ---------- ------------ ----------- ------------- ----------- ------------ ----------- ------------ ------------ -----------
For the    Net          Net         Net           Total       From net     In excess   From net     Total           Net
years      asset        investment  realized &    from        investment   of net      realized     distributions   asset
ended      value,       income      unrealized    investment  income       investment  gain on                      value,
Dec. 31,   beginning                gain (loss)   operations               income      investments                  end of
           of year                  on                                                                              year
                                    investments,
                                    options and
                                    futures
- ---------- ------------ ----------- ------------- ----------- ------------ ----------- ------------ ------------ -----------
1998             $1.00        $.05        $ (Nil)       $.05       $(.05)       $  --       $   --       $(.05)       $1.00
- ---------- ------------ ----------- ------------- ----------- ------------ ----------- ------------ ------------ -----------
1997             $1.00        $.05           Nil        $.05       $(.05)          --           --       $(.05)       $1.00
- ---------- ------------ ----------- ------------- ----------- ------------ ----------- ------------ ------------ -----------
1996             $1.00        $.05           Nil        $.05       $(.05)          --           --       $(.05)       $1.00
- ---------- ------------ ----------- ------------- ----------- ------------ ----------- ------------ ------------ -----------
1995             $1.00        $.05           Nil        $.05       $(.05)          --           --       $(.05)       $1.00
- ---------- ------------ ----------- ------------- ----------- ------------ ----------- ------------ ------------ -----------
1994             $1.00        $.04          (Nil)       $.04       $(.04)          --           --       $(.04)       $1.00
- ---------- ------------ ----------- ------------- ----------- ------------ ----------- ------------ ------------ -----------



         Ratios/Supplemental Data
- ----------- ---------------- ---------------- ------------------- -------------------- -----------------------
For the      Total Return       Ratio of        Net Investment         Portfolio            Net Assets,
years             (%)           Expenses        Income (Loss)        Turnover Rate          End of Year
ended                        to Average Net     to Average Net            (%)              (thousands - $)
 Dec. 31,                      Assets (%)         Assets (%)
- ----------- ---------------- ---------------- ------------------- -------------------- -----------------------
1998                   4.83              .75                4.73                   --                 389,466
- ----------- ---------------- ---------------- ------------------- -------------------- -----------------------
1997                   4.86              .75                4.77                   --                 324,696
- ----------- ---------------- ---------------- ------------------- -------------------- -----------------------
1996                   4.81              .66                4.71                   --                 325,210
- ----------- ---------------- ---------------- ------------------- -------------------- -----------------------
1995                   5.31              .67                5.17                   --                 316,646
- ----------- ---------------- ---------------- ------------------- -------------------- -----------------------
1994                   3.66              .69                3.66                   --                 214,576
- ----------- ---------------- ---------------- ------------------- -------------------- -----------------------

- --------------------------
A Net of fees waived by the manager for expenses exceeding the following expense limitations: 0.9% until April 30, 1995; 0.95% until April 30, 1996; and 1.00% until August 1, 1999. If no fees had been waived by LMFA the annualized ratio of expenses to average daily net assets for each period would have been as follows: 1998, 1.20%; 1997, 1.21%; 1996, 1.26%; 1995,
     1.24%; and 1994, 1.19%.

B Net of fees waived by the manager for expenses exceeding the following expense limitations: 0.85% until April 30, 1995; 0.9% until April 30, 1996; and 1.00% until August 1, 1999. If no fees had been waived by LMFA, the annualized ratio of expenses to average daily net assets for each period would have been as follows: 1998, 1.35%; 1997, 1.39%; 1996, 1.43%; 1995,
     1.38%; and 1994, 1.40%.
C    February 1, 1994 (commencement of operations) to December 31, 1994
D    Not annualized
E    Annualized

L e g g  M a s o n  I n c o m e  T r u s t,  I n c.

The following additional information about the funds is available upon request and without charge:

Statement of Additional Information (SAI) - the SAI is filed with the Securities and Exchange Commission (SEC) and is incorporated by reference into (is considered part of) the prospectus. The SAI provides additional details about each fund and its policies.

Annual and Semiannual Reports - additional information about each fund's investments is available in the funds' annual and semiannual reports to shareholders. These reports provide detailed information about each fund's portfolio holdings and operating results.

         To request the SAI or any reports to shareholders, or to obtain more information:

o  call toll-free 1-800-822-5544
o  visit us on the Internet via http://www.leggmason.com
o  write to us at:   Legg Mason Wood Walker, Incorporated
                     100 Light Street, P.O. Box 1476
                     Baltimore, Maryland 21203-1476

Information about the funds, including the SAI, can be reviewed and copied at the SEC's public reference room in Washington, DC. (phone 1-800-SEC-0330). Reports and other information about the funds are available on the SEC's Internet site at http://www.sec.gov. Investors may also write to: SEC, Public Reference Section, Washington, DC 20549-6009. A fee will be charged for making copies.

LMF-025                                                 SEC file number 811-5029

Navigator Taxable Income Funds
      Navigator Class of Legg Mason U.S. Government Intermediate-Term Portfolio Navigator Class of Legg Mason Investment Grade Income Portfolio
      Navigator Class of Legg Mason High Yield Portfolio



                                 NAVIGATOR SHARES PROSPECTUS         MAY 3, 1999




                                 logo
                                 HOW TO INVEST(SM)

As with all mutual funds, the Securities and Exchange Commission has not passed upon the adequacy of this prospectus, nor has it approved or disapproved these securities. It is a criminal offense to state otherwise.

T A B L E   O F  C O N T E N T S

A b o u t  t h e  f u n d s:

         xx       Investment objectives

         xx       Principal Risks

         xx       Performance

         xx       Fees and expenses of the funds

         xx       Management

A b o u t  y o u r  i n v e s t m e n t:

         xx       How to invest

         xx       How to sell your shares

         xx       Account policies

         xx       Services for investors

         xx       Dividends and taxes

         xx       Financial highlights

LEGG MASON INCOME TRUST, INC.

[icon]  I N V E S T M E N T  O B J E C T I V E S

The Legg Mason Income Trust, Inc. offers four series, three of which are offered through this Prospectus: Legg Mason U.S. Government Intermediate-Term Portfolio, Legg Mason Investment Grade Income Portfolio and Legg Mason High Yeild Portfolio.

Western Asset's approach in managing these three funds revolves around an investment outlook developed by its Investment Strategy Group, a team of senior professionals that meets at least twice a week to review developments in the economy and the markets. Based on their consensus view of the economic outlook for the following six months, this group arrives at a recommended portfolio structure, including targets for duration, yield curve exposure, and sector allocation. Western's Portfolio Management Group implements the strategy in a manner consistent with the investment policies of each fund, using information on the relative credit strength, liquidity, issue structure, event risk, covenant protection and market valuation of available securities developed by the Research Group. Each fund is managed in accordance with the investment objective and policies described below.

U.S. Government Intermediate-Term Portfolio

Investment Objective: high current income consistent with prudent investment risk and liquidity needs

Principal Investment Strategies:

The fund, under normal circumstances, invests at least 75% of its total assets in obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, or repurchase agreements secured by such securities. Investments in mortgage-related securities issued by governmental or government-related entities will be included in the 75% limitation.

The balance of the fund, up to 25% of its total assets, may be invested in commercial paper and investment grade debt securities rated within one of the four highest grades assigned by Standard & Poor's or Moody's Investors Service, Inc., securities comparably rated by another nationally recognized statistical rating organization, or unrated securities judged by the adviser to be of comparable quality.

Although the fund can invest in securities of any maturity, it expects to maintain a dollar-weighted average maturity of between three and ten years.

The fund may hold cash or money market instruments without limit for temporary defensive purposes or pending investment. As a result, the fund may not achieve its investment objective when so invested.

Investment Grade Income Portfolio

Investment Objective: high level of current income through investment in a diversified portfolio of debt securities

Principal Investment Strategies:

The fund invests primarily in fixed-income securities which the adviser considers to be investment grade. Although the fund can invest in securities of any maturity, it expects to maintain a dollar-weighted average maturity of between five and twenty years.

The fund invests, under normal circumstances, at least 75% of its total assets in the following types of investment grade fixed-income securities:

o debt securities which are rated at the time of purchase within the four highest grades assigned by Moody's or S&P, or, if unrated by Moody's or S&P, judged by the adviser to be of comparable quality;

o securities of, or guaranteed by, the U.S. Government, it agencies or instrumentalities;

o commercial paper and other money market instruments which are rated A-1 or A-2 by S&P or Prime-1 or Prime-2 by Moody's at the date of investment, or if unrated by Moody's or S&P, judged by the adviser to have investment quality comparable to securities which may be purchased under the first item above; bank certificates of deposit; and bankers' acceptances; and

o preferred stocks (including step down preferred securities) rated no lower than Baa by Moody's or, if unrated by Moody's, judged by the adviser to be of comparable quality.

The remainder of the fund's assets, not in excess of 25% of its total assets, may be invested in:

o debt securities of issuers which are rated at the time of purchase below Moody's and S&P's four highest grades, but rated B or better by Moody's or S&P, or if unrated by Moody's or S&P, judged by the adviser to be of comparable quality; and

o securities which may be convertible into or exchangeable for, or carry warrants to purchase, common stock or other equity interests.


Securities purchased by the fund may be privately placed. The fund may hold cash or money market instruments without limit for temporary defensive purposes or pending investment. As a result, the fund may not achieve its investment objective when so invested.


High Yield Portfolio

Investment Objectives: high current income and, secondarily, capital appreciation

Principal Investment Strategies:

The fund's adviser, under normal circumstances, invests at least 65% of the fund's total assets in high yield, fixed-income securities, including those commonly known as "junk bonds". Such securities include, but are not limited to: foreign and domestic corporate debt securities and debt securities of other issuers, preferred stocks, convertible securities, zero coupon securities, deferred interest securities, mortgage-backed securities, asset-backed securities, commercial paper and obligations issued or guaranteed by foreign governments or any of their respective political subdivisions, agencies or instrumentalities, including repurchase agreements secured by such instruments. Most fixed-income securities in which the fund invests are rated BBB/Baa or lower, or are unrated but deemed by the adviser to be of equivalent quality.


The fund's remaining assets may be held in cash or money market instruments, or invested in common stocks and other equity securities when these types of investments are consistent with the objectives of the fund or are acquired as part of a unit consisting of a combination of fixed-income securities and equity investments. Such remaining assets may also be invested in fixed income securities rated above BBB by S&P or Baa by Moody's, securities comparably rated by another nationally recognized statistical rating organization, or unrated securities deemed by the adviser to be of equivalent quality.

The fund may invest up to 25% of its total assets in private placements and securities which, though not registered at the time of their initial sale, are issued with registration rights. This limitation does not apply to securities purchased pursuant to Rule 144A.

The fund may invest up to 25% of its total assets in securities denominated in foreign currencies, including securities of issuers based in emerging markets.


The fund may hold cash or money market instruments without limit for temporary defensive purposes or pending investment. As a result, the fund may not achieve its investment objective when so invested.

[icon]  P R I N C I P A L   R I S K S

In general -

As with all mutual funds, an investment in any of these funds is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency; investors can lose money by investing in the funds. Although Government Money Market seeks to maintain a net asset value of $1.00 per share, there can be no assurance that the fund will always be able to do so. There is no guarantee that any fund will achieve its objective.

Interest rate risk -

Each fund is subject to interest rate risk, which is the possibility that the market prices of the funds' investments may decline due to an increase in market interest rates. Generally, the longer the maturity of a fixed-income security, the greater is the effect on its value when rates increase.

Certain securities pay interest at variable or floating rates. Variable rate securities reset at specified intervals, while floating rate securities reset whenever there is a change in a specified index rate. In most cases, these reset provisions reduce the effect of market interest rates on the value of the security. However, some securities do not track the underlying index directly, but reset based on formulas that can produce an effect similar to leveraging; others may provide for interest payments that vary inversely with market rates. The market prices of these securities may fluctuate significantly when interest rates change.

Credit risk -

Each fund is also subject to credit risk, i.e., the risk that an issuer of securities will be unable to pay principal and interest when due, or that the value of the security will suffer because investors believe the issuer is less able to pay. This is broadly gauged by the credit ratings of the securities in which each fund invests. However, ratings are only the opinions of the agencies issuing them and are not absolute guarantees as to quality.

Moody's considers debt securities rated Baa to have speculative characteristics. Debt securities rated below Baa/BBB are deemed by the ratings agencies to be speculative and may involve major risk of exposure to adverse conditions. High Yield may invest in securities rated as low as C by Moody's or D by S&P. These ratings indicate that the securities are highly speculative and may be in default or in danger of default as to principal and interest.

Not all government securities are backed by the full faith and credit of the United States. Some are backed only by the credit of the issuing agency or instrumentality. Accordingly, there is at least a chance of default on these securities.

Call risk -

Many fixed income securities, especially those issued at high interest rates, provide that the issuer may repay them early. Issuers often exercise this right when interest rates are low. Accordingly, holders of callable securities may not benefit fully from the increase in value that other fixed-income securities experience when rates decline. Furthermore, the fund reinvests the proceeds of the payoff at current yields, which are lower than those paid by the security that was paid off.

Special risks of high yield securities -

Securities rated below Baa/BBB are subject to greater fluctuations in value and risk of loss of income and principal due to default by the issuer, than are higher rated securities. These securities may be less liquid than higher-rated securities, which means the fund may have difficulty selling them at times, and may have to apply a greater degree of judgment in establishing a price. These securities constitute the primary focus of the High Yield Portfolio.
Investment Grade Portfolio can invest in them to a limited extent.

Special risks of mortgage-backed securities -

Mortgage-backed securities represent an interest in a pool of mortgages. When market interest rates decline, many mortgages are refinanced, and mortgage-backed securities are paid off earlier than expected. The effect on the fund's return is similar to that discussed above for call risk.

When market interest rates increase, the market values of mortgage-backed securities decline. At the same time, however, mortgage refinancing slows, which lengthens the effective maturities of these securities. As a result, the negative effect of the rate increase on the market value of mortgage securities is usually more pronounced than it is for other types of fixed-income securities.

Other risks -

The use of certain derivatives to hedge interest rate or other risks could affect fund performance if the derivatives do not perform as expected.

The values of foreign securities are subject to economic and political developments in the countries and regions where the companies operate, such as changes in economic or monetary policies, and to changes in exchange rates. In general, less information is publicly available about foreign companies than about U.S. companies. Some foreign governments have defaulted on principal and interest payments.

The investment strategies employed by the funds (except Government Money Market) often involve high turnover rates. This results in higher trading costs and could cause a fund to realize higher levels of taxable gains.

Compliance with the percentage investment policies and limitations described in this prospectus is measured as of the time an investment is made. A fund is not required to sell a security if changing market prices or changes in the level of fund assets cause a percentage limitation to be exceeded. Accordingly, a fund's composition at any given time may not be within the stated limitations.


Year 2000 -

Like other mutual funds (and most organizations around the world), the funds could be adversely affected by computer problems related to the year 2000. These could interfere with operations of the funds, their manager, distributor or adviser, or could impact companies in which the funds invest. The year 2000 poses an even greater risk for foreign securities.

While no one knows if these problems will have any impact on the funds or on financial markets in general, the manager and its affiliates are taking steps to protect fund investors. These include efforts to determine that the problem will not directly affect the systems used by major service providers.

Whether these steps will be effective can only be known for certain in the year 2000.

[icon]  P E R F O R M A N C E

The information below provides an indication of the risks of investing in a fund by showing changes in the fund's performance from year to year. Annual returns assume reinvestment of dividends and distributions. Historical performance of a fund does not necessarily indicate what will happen in the future. A fund's yield is its net income over a recent 30-day period, expressed as an annualized rate of return. For a fund's current yield, call toll-free 1-800-822-5544.


The Navigator Class of Shares of High Yield commenced operations on May 5, 1998. The returns presented for High Yield are for the fund's Primary Shares, which are not offered in this prospectus. Primary Shares and Navigator Shares are invested in the same portfolio of securities. Annual returns for Primary Shares and Navigator Shares differ only to the extent that Navigator shares pay lower expenses, and therefore have higher returns.


U.S. Government Intermediate-Term Portfolio -- Navigator Shares

Year by year total return as of December 31 of each year (%):


16%
             14.45
14%

12%

10%

8%
                              7.45    7.16
6%
                      5.09
4%

2%

0%

             1995     1996    1997     1998



During the last four calendar years of the class:


                                                Quarter Ended                        Total Return
- ------------------------------------- ----------------------------------- -----------------------------------
Best quarter:                                   June 30, 1995                           +4.40%
- ------------------------------------- ----------------------------------- -----------------------------------
Worst quarter:                                  March 31, 1996                          -.62%
- ------------------------------------- ----------------------------------- -----------------------------------


In the following table, average annual total returns as of December 31, 1998 are compared with the Salomon Brothers Medium-Term Treasury/Government-Sponsored Index.


                                                                     1 Year        Life of
                                                                                   Class (A)
U.S Government Intermediate-Term Portfolio                          +7.16%          +8.43%
Salomon Brothers Medium-Term Treasury/Government-Sponsored Index    +8.51%

These figures include changes in principal value, reinvested dividends and capital gain distributions, if any.

- -----------------
(A) December 1, 1994 (commencement of operations) to December 31, 1998.

P E R F O R M A N C E

Investment Grade Income Portfolio - Navigator Shares

Year by year total return as of December 31 of each year (%):

12%
                      10.95
10%

8%                            7.57

6%
             4.88
4%

2%

0%
             1996     1997    1998

During the last three calendar years of the class:

                                                Quarter Ended                        Total Return
- ------------------------------------- ----------------------------------- -----------------------------------
Best quarter:                                   June 30, 1997                           +4.18%
- ------------------------------------- ----------------------------------- -----------------------------------
Worst quarter:                                  March 31, 1996                          -1.41%
- ------------------------------------- ----------------------------------- -----------------------------------


In the following table, average annual total returns as of December 31, 1998 are compared with the Salomon Brothers Broad Investment-Grade Bond Index.


                                                     1 Year        Life of
                                                                   Class (A)
Investment Grade Income Portfolio                    +7.57%         +8.17%
Salomon Brothers Broad Investment-Grade Bond Index   +8.71%


These figures include changes in principal value, reinvested dividends and capital gain distributions, if any.

- ----------------
(A) December 1, 1995 (commencement of operations) to December 31, 1998.

P E R F O R M A N C E

High Yield Portfolio - Primary Shares

Year by year total return as of December 31 of each year (%):


25%


20%
              18.01
                               15.86
15%
                       14.91

10%


5%


0%
                                       -1.79

- -5%
              1995     1996    1997     1998



During the last four calendar years of the Class:


                                                Quarter Ended                        Total Return
- ------------------------------------- ----------------------------------- -----------------------------------
Best quarter:                                   June 30, 1995                            +5.48%
- ------------------------------------- ----------------------------------- -----------------------------------
Worst quarter:                                  September 30, 1998                       -9.52%
- ------------------------------------- ----------------------------------- -----------------------------------

In the following table, average annual total returns as of December 31, 1998 are compared with the Lehman High Yield Index.

                                                1 Year        Life of Class
High Yield Portfolio - Primary Shares           -1.79%           +8.57% (a)
Lehman High Yield Index                         +1.87%           +8.44


These figures include changes in principal value, reinvested dividends and capital gain distributions, if any.

(a) February 1, 1994 (commencement of operations) to December 31, 1998.

[icon]  F E E S  A N D  E X P E N S E S  O F  T H E  F U N D S

The table below describes the fees and expenses you will incur directly or indirectly as an investor in a fund. Each fund pays operating expenses directly out of its assets so they lower that fund's share price and dividends. Other expenses include transfer agency, custody, professional and registration fees. The funds have no sales charge or redemption fee and are not subject to a 12b-1 fee.


The fees shown are current fees, and the expenses shown are based on expenses for the fiscal year ended December 31, 1998. The fees and expenses are calculated as a percentage of average net assets.


  Annual Fund Operating Expenses (expenses that are deducted from Fund assets)

  ----------------------------------------------- ------------------- ----------------- ----------
                                                      Government      Investment Grade    High
                                                     Intermediate                         Yield
  ----------------------------------------------- ------------------- ----------------- ----------
  Management fees                                 0.55%(A)            0.60 %(A)         0.65 %
  ----------------------------------------------- ------------------- ----------------- ----------
  Distribution and/or Service (12b-1) fees        None                None              None
  ----------------------------------------------- ------------------- ----------------- ----------
  Other Expenses                                  0.11 %              0.20 %            0.14 %
  ----------------------------------------------- ------------------- ----------------- ----------
  Total Annual Fund Operating Expenses            0.66 %(A)           0.80%(A)          0.79 %
  ----------------------------------------------- ------------------- ----------------- ----------


(A)  The manager has a voluntary agreement to waive fees so that Navigator
     Share expenses (exclusive of taxes, interest, brokerage and extraordinary expenses) do not exceed an annual rate of .50% of average daily net assets attributable to Navigator Shares during any month for Government Intermediate or until its net assets reach $500 million, and for Investment Grade, or until its net assets reach $250 million. These voluntary waivers will continue until August 1, 1999 but may be terminated at any time.


Example:

This example helps you compare the cost of investing in a fund with the cost of investing in other mutual funds. Although your actual costs may be higher or lower, you would pay the following expenses on a $10,000 investment in a fund, assuming (1) a 5% return each year, (2) the fund's operating expenses remain the same as shown in the table above, and (3) you redeem all of your shares at the end of the time periods shown. Actual returns may be higher or lower than 5% per year.

- --------------------------------- --------- ----------- ------------ ---------
                                  1 Year    3 Years     5 Years      10 Years
- --------------------------------- --------- ----------- ------------ ---------
Government Intermediate           $  67     $  211      $  368       $    822
Investment Grade                  $  82     $  255      $  444       $    990
High Yield                        $  81     $  252      $  439       $    978
- --------------------------------- --------- ----------- ------------ ---------

Under the fee waiver arrangements described above, your costs for the one, three, five and ten year periods would be: for Government Intermediate, $47, $148, $258 and $579; and for Investment Grade, $46, $144, $252 and $567.

[icon]  M A N A G E M E N T

Management and Adviser:

Legg Mason Fund Adviser, Inc., 100 Light Street, Baltimore, Maryland 21202, is the funds' manager. The manager is responsible for the non-investment affairs of the funds, providing office space and administrative staff for the funds and directing all matters related to the operation of the funds. The manager acts as adviser or manager to twenty investment company portfolios which had aggregate assets under management of approximately $[ ] billion as of March 31, 1999.

For it services during the fiscal year ended December 31, 1998, each fund paid the manager a percentage of its average daily net assets as follows:

Government Intermediate    0.35%
Investment Grade           0.25%
High Yield                 0.65%

Western Asset Management Company, 117 East Colorado Boulevard, Pasadena, California 91105, is the funds' investment adviser. The adviser is responsible for the actual investment management of the funds, which includes making investment decisions and placing orders to buy, sell or hold a particular security. The adviser acts as investment adviser to investment companies and private accounts with aggregate assets of $[ ]billion as of March 31, 1999. An investment committee has been responsible for the day-to-day management of each fund since its inception.

For its services, the manager paid the adviser a fee, which is calculated daily and payable monthly, at annual rates of each fund's average daily net assets as follows, for the fiscal year ended December 31, 1998:

   ------------------------------------------ --------------------------------------------------------------
   Government Intermediate                    0.20%, not to exceed the fee paid to the manager (after any fee waivers)
   ------------------------------------------ --------------------------------------------------------------
   Investment Grade                           0.24%, or 40% of the fee received by the manager
   ------------------------------------------ --------------------------------------------------------------
   High Yield                                 0.50%, or 77% of the fee received by the manager
   ------------------------------------------ --------------------------------------------------------------


Distributor of the funds' shares:

Legg Mason Wood Walker, Incorporated, 100 Light Street, Baltimore, Maryland, distributes the funds' shares under separate Underwriting Agreements with each fund. Each Underwriting Agreement obligates Legg Mason to pay certain expenses in connection with offering fund shares, including compensation to its financial advisors, the printing and distribution of prospectuses, statements of additional information and shareholder reports (after these have been printed and mailed to existing shareholders at the funds' expense), supplementary sales literature and advertising materials.


The manager, adviser, and distributor are wholly owned subsidiaries of Legg Mason, Inc., a financial services holding company.


Government Intermediate, Investment Grade and High Yield currently offer two classes of shares - Class A (known as "Primary Shares") and Class Y (known as "Navigator Shares"). The two classes represent interests in the same pool of assets. A separate vote is taken by a class of shares if a matter affects just that class of shares. Each class of shares may bear certain differing class-specific expenses. Salespersons and others entitled to receive compensation for selling or servicing fund shares may receive more with respect to one class than another.

 [icon]  H O W  T O  I N V E S T

Navigator Shares are currently offered for sale only to:


o Institutional Clients of Legg Mason Trust Company for which they exercise discretionary investment management responsibility and accounts of the customers with such Institutional Clients ("Customers").
o qualified retirement plans managed on a discretionary basis and having net assets of at least $200 million
o clients of Bartlett & Co. who, as of December 19, 1996, were shareholders of Bartlett Short Term Bond Fund or Bartlett Fixed Income Fund and for whom Bartlett acts as an ERISA fiduciary
o  any qualified retirement plan of Legg Mason, Inc. or of any of its affiliates

Eligible investors may purchase Navigator Shares through a brokerage account at Legg Mason. The minimum initial investment is $50,000 and the minimum for each purchase of additional shares is $100. Institutional Clients may set different minimums for their Customers' investments in accounts invested in Navigator Shares.


Customers of certain Institutional Clients that have omnibus accounts with the funds' transfer agent can purchase shares through those Institutions. The distributor may pay such Institutional Clients for account servicing. Institutional Clients may charge their Customers for services provided in connection with the purchase and redemption of shares. Information concerning these services and any applicable charges will be provided by the Institutional Clients. This Prospectus should by read by Customers in connection with any such information received by Institutional Clients. Any such fees, charges or requirements imposed by Institutional Clients will be in addition to the fees and requirements of this Prospectus.

Certain institutions that have agreements with Legg Mason or the funds may be authorized to accept purchase and redemption orders on their behalf. Once the authorized institution accepts the order, your order will be processed at the next determined net asset value. You should consult with your institution to determine the time by which it must receive your order to get that day's share price. It is the institution's responsibility to transmit your order to the fund in a timely fashion.


Purchase orders received by Legg Mason before the close of the New
York Stock Exchange (normally 4:00 p.m., Eastern time) will be processed at the fund's net asset value as of the close of the exchange on that day. Orders received after the close of the exchange will be processed at the fund's net asset value as of the close of the exchange on the next day. Payment must be made within three business days to the selling organization.



You will begin to earn dividends as of settlement date, which is normally the third business day after your order is placed.

[icon] H O W  T O  S E L L  Y O U R  S H A R E S

To redeem your shares by telephone:


o Legg Mason clients may call 1-800-822-5544


Please have available the number of shares (or dollar amount) to be redeemed and the account number.

The fund will follow reasonable procedures to ensure the validity of any telephone redemption request, such as requesting identifying information from callers or employing identification numbers. Unless you specify that you do not wish to have telephone redemption privileges, you may be held responsible for any fraudulent telephone order.

Customers of Institutional Clients may redeem only in accordance with instructions and limitations pertaining to their account at the Institution.


Redemption orders received by Legg Mason before the close of the exchange will be transmitted to the funds' transfer agent. Your order will be processed at that day's net asset value. Redemption orders received by Legg Mason after the close of the exchange will be processed at the closing net asset value on the next day the exchange is open.


Your order will be processed promptly and you will generally receive the proceeds by mail to the name and address on the account registration within a week. You may also have your telephone redemption requests paid by a direct wire to a previously designated domestic commercial bank account

Redemptions of shares that were recently purchased by check or acquired through reinvestment of dividends on such shares may be delayed for up to 10 days from the purchase date in order to allow for the check to clear.

[icon] A C C O U N T  P O L I C I E S

Net asset value per Navigator Share is determined daily, as of the close of the New York Stock Exchange, on every day the exchange is open. To calculate each fund's Navigator Share price, the fund's assets attributable to Navigator Shares are valued and totaled, liabilities are subtracted, and the resulting net assets are divided by the number of Navigator Shares outstanding. Each fund's securities are valued on the basis of market quotations or, lacking such quotations, at fair value as determined under the guidance of the Board of Directors. Securities with remaining maturities of 60 days or less are valued at amortized cost.

Where a security is traded on more than one market, which may include foreign markets, the securities are generally valued on the market considered by the adviser to be the primary market. The fund will value its foreign securities in U.S. dollars on the basis of the then-prevailing exchange rates.


Fund shares may not be held in, or transferred to, an account with any firm that does not have an agreement with Legg Mason, or its affiliates.


If your account falls below $500, the fund may ask you to increase your balance. If, after 60 days, your account is still below $500, the fund may close your account and send you the proceeds.

Each fund reserves the right to:

o reject any order for shares or suspend the offering of shares for a period of time
o  change its minimum investment amounts
o delay sending out redemption proceeds for up to seven days. This generally applies only in cases of very large redemptions, excessive trading or during unusual market conditions. The funds may delay redemptions beyond seven days, or suspend redemptions, only as permitted by the SEC.

[icon] S E R V I C E S  F O R  I N V E S T O R S


Confirmations and Account Statements:
Confirmations will be sent to Institutional Clients after each transaction involving Navigator Shares which will include the total number of shares being held in safekeeping by the transfer agent. The transfer agent will send confirmations of each purchase and redemption transaction (except a reinvestment of dividends or capital gain distributions). Beneficial ownership of shares by Customer accounts will be recorded by the Institutional Client and reflected in their regular account statements.

Exchange Privilege:
Navigator Shares of a fund may be exchanged for Navigator Shares of any of the other Legg Mason funds or the Legg Mason Cash Reserve Trust, provided these funds are eligible for sale in your state of residence. You can request an exchange in writing or by phone. Be sure to read the current prospectus for any fund into which you are exchanging.

There is currently no fee for exchanges. An exchange of a fund's shares will be treated as a sale of the shares and any gain on the transaction may be subject to tax.

Each fund reserves the right to:

o terminate or limit the exchange privilege of any shareholder who makes more than four exchanges from a fund in one calendar year
o terminate or modify the exchange privilege after 60 days' notice to shareholders

Some Institutional Clients may not offer all of the Navigator Funds for exchange.

[icon] D I V I D E N D S  A N D  T A X E S

Government Intermediate and Investment Grade each declares dividends from its net investment income daily and pays them monthly. High Yield declares and pays these dividends monthly.

Each fund declares and pays dividends from net short-term capital gain and distributions of substantially all net capital gain (the excess of net long-term capital gain over net short-term capital loss) and, in the case of High Yield, net realized gains from foreign currency transactions after the end of the taxable year in which the gain is realized. A second distribution of net capital gain may be necessary in some years to avoid imposition of a federal excise tax.


Your dividends and distributions will be automatically reinvested in additional shares of the distributing fund. If you wish to receive dividends and/or distributions in cash, you must notify Legg Mason at least 10 days before the next dividend or distribution is to be paid. You may also request that your dividends and distributions be reinvested in Navigator Shares of another Legg Mason fund. Qualified retirement plans that obtained Navigator Shares through exchange generally receive dividends and distributions in additional shares of the distributing fund.


If the postal or other delivery service is unable to deliver your check, your distribution option will automatically be converted to having all dividends and other distributions reinvested in fund shares. No interest will accrue on amounts represented by uncashed distribution or redemption checks.

Fund dividends and distributions are taxable to investors (other than qualified retirement plans and other tax exempt investors) whether received in cash or reinvested in additional Navigator Shares of the fund. Dividends of net investment income and any net short-term capital gains will be taxable as ordinary income. Distributions of a fund's net capital gain will be taxable as long-term capital gain, regardless of how long you have held your fund shares.

The sale or exchange of fund shares may result in a taxable gain or loss, depending on whether the proceeds are more or less than the cost of your shares.

A tax statement is sent to each investor at the end of each year detailing the tax status of your distributions.

Each fund will withhold 31% of all dividends, capital gains distributions and redemption proceeds payable to individuals and certain other non-corporate shareholders who do not provide the fund with a valid taxpayer identification number. The funds will also withhold 31% of all dividends and capital gain distributions payable to such shareholders who are otherwise subject to backup withholding.

Because each investor's tax situation is different, please consult your tax advisor about federal, state and local tax considerations.

[icon]  F I N A N C I A L  H I G H L I G H T S


The financial highlights table is intended to help you understand each fund's financial performance for the past 5 years. Total return represents the rate that an investor would have earned (or lost) on an investment in a fund, assuming reinvestment of all dividends and distributions. This information has been audited by the funds' independent accountants, PricewaterhouseCoopers LLP, whose report, along with the funds' financial statements, is incorporated by reference into the Statement of Additional Information (see back cover) and is included in the annual report. The annual report is available upon request by calling toll-free 1-800-822-5544.


                          U.S. Government Intermediate
                                Navigator Shares


                    ---------------------------------------- ---------------------------------------------------------------
                            Income from Investment                                   Distributions
                                  Operations
- ---------- ------------ ------------ ------------- ----------- ----------- ------------ ------------ ------------ -------------
For the    Net          Net          Net           Total       From net    In excess    From net     Total        Net
years      asset        investment   realized &    from        investment  of net       realized     distributionsasset
ended      value,       income       unrealized    investment  income      investment   gain on                   value,
Dec. 31,   beginning                 gain (loss)   operations              income       investments               end of
           of year                   on                                                                           year
                                     investments,
                                     options and
                                     futures
- ---------- ------------ ------------ ------------- ----------- ----------- ------------ ------------ ------------ -------------
1998            $10.40       $.61 (B)       $ .11       $ .72      $(.60)       $(.01)         $ --       $(.61)        $10.51
- ---------- ------------ ------------ ------------- ----------- ----------- ------------ ------------ ------------ -------------
1997            $10.31       $.65 (B)       $ .09       $ .74      $(.64)       $(.01)           --       $(.65)        $10.40
- ---------- ------------ ------------ ------------- ----------- ----------- ------------ ------------ ------------ -------------
1996            $10.47       $.67 (B)       $(.16)      $ .51      $(.66)       $(.01)           --       $(.67)        $10.31
- ---------- ------------ ------------ ------------- ----------- ----------- ------------ ------------ ------------ -------------
1995            $ 9.72       $.62 (B)       $ .75       $1.37      $(.62)           --           --       $(.62)        $10.47
- ---------- ------------ ------------ ------------- ----------- ----------- ------------ ------------ ------------ -------------
1994 (A)        $ 9.72       $.05 (B)          --       $ .05      $(.05)           --           --       $(.05)        $ 9.72
- ---------- ------------ ------------ ------------- ----------- ----------- ------------ ------------ ------------ -------------


         Ratios/Supplemental Data:


- ---------- -------------- ------------- ---------------------- --------------- ---------------------------------
For the    Total Return     Ratio of       Net Investment        Portfolio               Net Assets,
year            (%)         Expenses        Income (Loss)      Turnover Rate             End of Year
ended                      to Average      to Average Net           (%)                 (thousands - $)
Dec. 31,                   Net Assets        Assets (%)
                              (%)
- ---------- -------------- ------------- ---------------------- ---------------- --------------------------------
1998                7.16         .46 (B)               5.85 (B)             356                           7,340
- ---------- -------------- ------------- ---------------------- ---------------- --------------------------------
1997                7.45         .45 (B)               6.40 (B)             252                           7,914
- ---------- -------------- ------------- ---------------------- ---------------- --------------------------------
1996                5.09         .42 (B)               6.47 (B)             354                           8,082
- ---------- -------------- ------------- ---------------------- ---------------- --------------------------------
1995               14.45         .44 (B)               6.08 (B)             290                           4,184
- ---------- -------------- ------------- ---------------------- ---------------- --------------------------------
1994 (A)           .50(C)        .40 (B,D)             6.44 (B,D)           316 (D)                       4,024
- ---------- -------------- ------------- ---------------------- ---------------- --------------------------------



                                                    Investment Grade
                                                    Navigator Shares
                    ---------------------------------------- ---------------------------------------------------------------
                            Income from Investment                                   Distributions
                                  Operations
- ---------- ------------ ------------ ------------- ----------- ----------- ------------ ------------ ------------ -------------
For the    Net          Net          Net           Total       From net    In excess    From net     Total           Net
years      asset        investment   realized &    from        investment  of net       realized     distributions   asset
ended      value,       income       unrealized    investment  income      investment   gain on                      value,
Dec. 31,   beginning                 gain (loss)   operations              income       investments                  end of
           of year                   on                                                                              year
                                     investments,
                                     options and
                                     futures
- ---------- ------------ ------------ ------------- ----------- ----------- ------------ ------------ ------------ -------------
1998            $10.59       $.66(F)        $.12        $.78      $(.66)        $  --        $ (.19)     $(.85)        $10.52
- ---------- ------------ ------------ ------------- ----------- ----------- ------------ ------------ ------------ -------------
1997            $10.22       $.71(F)        $.37       $1.08      $(.71)           --           --       $(.71)        $10.59
- ---------- ------------ ------------ ------------- ----------- ----------- ------------ ------------ ------------ -------------
1996            $10.44       $.70(F)       $(.22)        $.48      $(.70)           --           --       $(.70)        $10.22
- ---------- ------------ ------------ ------------- ----------- ----------- ------------ ------------ ------------ -------------
1995 (E)        $10.32       $.03(F)         $.12        $.15      $(.03)           --           --       $(.03)        $10.44
- ---------- ------------ ------------ ------------- ----------- ----------- ------------ ------------ ------------ -------------



         Ratios/Supplemental Data

- ------------ ------------ ----------------- ---------------- ---------------------- ----------------------------
  For the       Total         Ratio of      Net Investment         Portfolio                Net Assets,
   years       Return         Expenses       Income (Loss)       Turnover Rate              End of Year
ended Dec.       (%)       to Average Net   to Average Net            (%)                 (thousands - $)
    31,                      Assets (%)       Assets (%)
- ------------ ------------ ----------------- ---------------- ---------------------- ----------------------------
1998                7.57             .45 (F)         6.24 (F)                  279                          255
- ------------ ------------ ----------------- ---------------- ---------------------- ----------------------------
1997               10.95             .43 (F)         6.87 (F)                  259                          252
- ------------ ------------ ----------------- ---------------- ---------------------- ----------------------------
1996                4.88          .41  (F)           6.99 (F)                  383                          243
- ------------ ------------ ----------------- ---------------- ---------------------- ----------------------------

- ------------ ------------ ----------------- ---------------- ---------------------- ----------------------------
1995 (E)           1.42 (C)        .40 (F, D)       6.73 (F, D)                221 (D)                      249
- ------------ ------------ ----------------- ---------------- ---------------------- ----------------------------


                                                       High Yield
                                                    Navigator Shares

                ------------------------------------------ -----------------------------------------------------------------
                         Income from Investment                                     Distributions
                               Operations
- ----------- ------------ ------------ ------------- ------------ ------------ ----------- ------------- ------------- ------------
For the     Net          Net          Net           Total        From net     In excess   From net      Total         Net
year        asset        investment   realized &    from         investment   of net      realized      distributions asset
ended       value,       income       unrealized    investment   income       investment  gain on                     value,
Dec. 31,    beginning                 gain (loss)   operations                income      investments                 end of
            of year                   on                                                                              year
                                      investments,
                                      options and
                                      futures
- ----------- ------------ ------------ ------------- ------------ ------------ ----------- ------------- ------------- ------------
1998 (G)       $16.85        $.86         $(1.98)       $(1.12)     $(1.05)    $ --           $(.01)       $(1.06)        $14.67
- ----------- ------------ ------------ ------------- ------------ ------------ ----------- ------------- ------------- ------------


         Ratios/Supplemental Data


- ----------- -------------- --------------- -------------------- ----------------------- -----------------------------
For the     Total Return      Ratio of       Net Investment           Portfolio                 Net Assets,
year             (%)          Expenses        Income (Loss)         Turnover Rate               End of Year
ended                        to Average      to Average Net              (%)                   (thousands - $)
Dec. 31,                   Net Assets (%)      Assets (%)
- ----------- -------------- --------------- -------------------- ----------------------- -----------------------------
1998 (G)       (6.91)          .79 (D)          8.68 (D)               107 (D)                       65
- ----------- -------------- --------------- -------------------- ----------------------- -----------------------------


- ---------------------
A    December 1, 1994 (commencement of sale of Navigator Shares) to December 31,
     1994

B Net of fees waived by the manager for expenses exceeding the following expense limitations: 0.4% until April 30, 1995; 0.45% until April 30, 1996; and 0.50% until August 1, 1999. If no fees had been waived by LMFA, the annualized ratio of expenses to average daily net assets for each period would have been as follows: 1998, .65%; 1997, .66%, .69%; 1995, .74%; and
     1994, .66%.

C    Not annualized
D    Annualized
E    December 1, 1995 (commencement of sale of Navigator Shares) to December 31,
     1995

F Net of fees waived by the manager for expenses exceeding the following expense limitations: 0.4% until April 30, 1996; and 0.50% until August 1, 1999. If no fees had been waived by LMFA, the annualized ratio of expenses to average daily net assets for each period would have been as follows:
     1998, .80%; 1997, .82%; 1996, .88%; and 1995, .82%.

G    May 5, 1998 (commencement of sale of Navigator Shares to December 31, 1998

L e g g M a s o n I n c o m e T r u s t, I n c.

The following additional information about the funds is available upon request and without charge:

Statement of Additional Information (SAI) - the SAI is filed with the Securities and Exchange Commission (SEC) and is incorporated by reference into (is considered part of) the prospectus. The SAI provides additional details about each fund and its policies.

Annual and Semiannual Reports - additional information about each fund's investments is available in the funds' annual and semiannual reports to shareholders. These reports provide detailed information about each fund's portfolio holdings and operating results.

To request the SAI or any reports to shareholders, or to obtain more information:

o  call toll-free 1-800-822-5544
o  visit us on the Internet via http://www.leggmason.com
o  write to us at:   Legg Mason Wood Walker, Incorporated
                     100 Light Street, P.O. Box 1476
                     Baltimore, Maryland 21203-1476

Information about the funds, including the SAI, can be reviewed and copied at the SEC's public reference room in Washington, DC. (phone 1-800-SEC-0330). Reports and other information about the funds are available on the SEC's Internet site at http://www.sec.gov. Investors may also write to: SEC, Public Reference Section, Washington, DC 20549-6009. A fee will be charged for making copies.

                                                        SEC file number 811-5029

                       THE LEGG MASON INCOME TRUST, INC.:
                   U.S. GOVERNMENT INTERMEDIATE-TERM PORTFOLIO
                           INVESTMENT GRADE PORTFOLIO
                              HIGH YIELD PORTFOLIO
                      (Primary Shares and Navigator Shares)
                                       AND
                     U.S. GOVERNMENT MONEY MARKET PORTFOLIO

                       STATEMENT OF ADDITIONAL INFORMATION


                                   May 3, 1999

         This Statement of Additional Information is not a prospectus and should be read in conjunction with the Prospectus for Primary Shares or for Navigator Shares, both dated May 3, 1999, which have been filed with the Securities and Exchange Commission ("SEC"). The funds' annual report is incorporated by reference into this Statement of Additional Information. A copy of either the Prospectuses or the annual report is available without charge by writing to or calling the funds' distributor, Legg Mason Wood Walker, Incorporated ("Legg Mason") (address and telephone numbers listed below).


                             LEGG MASON WOOD WALKER,
                                  INCORPORATED

                                100 Light Street
                            Baltimore, Maryland 21202
                         (410) 539-0000 (800) 822-5544

                                Table of Contents


                                                                            Page


Description of the Funds
Fund Policies
Investment Strategies and Risks
Portfolio Turnover
Management of the Fund
Management Agreement
Investment Advisory Agreement
The Fund's Distributor
Portfolio Transactions and Brokerage
Additional Purchase and Redemption Information
Valuation of Fund Shares
Additional Tax Information
Tax-Deferred Retirement Plans
Performance Information
Capital Stock Information
The Funds' Custodian and Transfer
     and Dividend-Disbursing Agent
The Corporation's Legal Counsel
The Corporation's Independent Accountants
Financial Statements
Appendix A


- ------------------------------------------------------------------------------
     No person has been authorized to give any information or to make any representations not contained in the Prospectuses or this Statement of Additional Information in connection with the offerings made by the Prospectuses and, if given or made, such information or representations must not be relied upon as having been authorized by a fund or its distributor. The Prospectuses and this Statement of Additional Information do not constitute offerings by the funds or by the distributor in any jurisdiction in which such offering may not lawfully be made.

- ------------------------------------------------------------------------------

                            DESCRIPTION OF THE FUNDS

         Legg Mason Income Trust, Inc. is a diversified open-end investment company which was incorporated in Maryland on April 28, 1987. Legg Mason U.S. Government Intermediate-Term Portfolio, Legg Mason Investment Grade Income Portfolio, Legg Mason High Yield Portfolio and Legg Mason U.S. Government Money Market Portfolio are separate series of Legg Mason Income Trust, Inc..

                                  FUND POLICIES


           Each fund has adopted certain fundamental investment limitations that cannot be changed except by vote of a majority of each fund's outstanding voting securities.

Government Intermediate and Investment Grade each may not:

         1. Borrow money, except for temporary purposes in an aggregate amount not to exceed 5% of the value of its total assets at the time of borrowing;

         2. Invest more than 5% of its total assets (taken at market value) in securities of any one issuer, other than the U.S. Government, its agencies and instrumentalities, or buy more than 10% of the voting securities or more than 10% of all the securities of any issuer;

         3. Mortgage, pledge or hypothecate any of its assets, except to collateralize permitted borrowings up to 5% of the value of its total assets at the time of borrowing; provided, that the deposit in escrow of underlying securities in connection with the writing of call options is not deemed to be a pledge; and provided further, that deposit of initial margin or the payment of variation margin in connection with the purchase or sale of futures contracts or of options on futures contracts shall not be deemed to constitute pledging assets;

         4. Purchase securities on "margin," except that each fund may make margin deposits in connection with its use of options, interest rate futures contracts and options on interest rate futures contracts;

         5. Make short sales of securities unless at all times while a short position is open the fund maintains a long position in the same security in an amount at least equal thereto; provided, however, that the fund may purchase or sell futures contracts, and may make initial and variation margin payments in connection with purchases or sales of futures contracts or of options on futures contracts;

         6. Invest 25% or more of its total assets (taken at market value) in any one industry;

         7. Invest in securities issued by other investment companies, except in connection with a merger, consolidation, acquisition or reorganization or by purchase in the open market of securities of closed-end investment companies where no underwriter or dealer commission or profit, other than a customary brokerage commission, is involved and only if immediately thereafter not more than 10% of a fund's total assets (taken at market value) would be invested in such securities;

         8. Purchase or sell commodities and commodity contracts, except that each fund may purchase or sell options, interest rate futures contracts and options on interest rate futures contracts;

         9. Underwrite the securities of other issuers, except to the extent that in connection with the disposition of restricted securities or the purchase of securities either directly from the issuer or from an underwriter for an issuer, each fund may be deemed to be an underwriter;

         10. Make loans, except loans of portfolio securities and except to the extent the purchase of a portion of an issue of publicly distributed notes, bonds or other evidences of indebtedness or deposits with banks and other financial institutions may be considered loans;

         11. Purchase or sell real estate, except that each fund may invest in securities collateralized by real estate or interests therein or in securities issued by companies that invest in real estate or interests therein;

         12. Purchase or sell interests in oil and gas or other mineral exploration or development programs; or

         13. Issue senior securities, except as permitted under the Investment Company Act of 1940, as amended ("1940 Act").

High Yield may not:

         1. Borrow money, except from banks or through reverse repurchase agreements or dollar rolls for temporary purposes in an aggregate amount not to exceed 5% of the value of its total assets at the time of borrowing;

         2. Issue senior securities, except as permitted under the 1940 Act;

         3. Engage in the business of underwriting the securities of other issuers except insofar as the fund may be deemed an underwriter under the Securities Act of 1933, as amended ("1933 Act"), in disposing of a portfolio security;

         4. Buy or hold any real estate; provided, however, that instruments secured by real estate or interests therein are not subject to this limitation;

         5. With respect to 75% of its total assets, invest more than 5% of its total assets (taken at market value) in securities of any one issuer, other than the U.S. Government, its agencies and instrumentalities, or purchase more than 10% of the voting securities of any one issuer;

         6. Purchase or sell any commodities or commodities contracts, except that the fund may purchase or sell currencies, interest rate and currency futures contracts, options on currencies, securities, and securities indexes and options on interest rate and currency futures contracts, and may enter into swap agreements;

         7. Make loans, except loans of portfolio securities and except to the extent the purchase of notes, bonds or other evidences of indebtedness, the entry into repurchase agreements, or deposits with banks and other financial institutions may be considered loans;

         8. Purchase any security if, as a result thereof, 25% or more of its total assets would be invested in the securities of issuers having their principal business activities in the same industry. This limitation does not apply to securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities and repurchase agreements with respect thereto.

Government Money Market may not:

         1. Borrow money, except for temporary purposes in an aggregate amount not to exceed 5% of the value of its total assets at the time of borrowing. (Although not a fundamental policy subject to shareholder approval, the fund intends to repay any money borrowed before any additional portfolio securities are purchased);

         2. Mortgage, pledge or hypothecate any of its assets, except to collateralize permitted borrowings up to 5% of the value of its total assets at the time of borrowing;

         3. Purchase securities on "margin" except that the fund may obtain such credits as may be necessary for clearing the purchases and sales of securities;

         4. Make short sales of securities unless at all times while a short position is open the fund maintains a long position in the same security in an amount at least equal thereto;

         5. Purchase or sell commodities and commodity contracts;

         6. Underwrite the securities of other issuers, except to the extent that in connection with the disposition of restricted securities or the purchase of securities either directly from the issuer or from an underwriter for an issuer, the fund may be deemed to be an underwriter;

         7. Make loans, except loans of portfolio securities and except to the extent the purchase of a portion of an issue of publicly distributed notes, bonds or other evidences of indebtedness, entry into repurchase agreements or deposits with banks and other financial institutions may be considered loans;

         8. Purchase or hold real estate, except that the fund may invest in securities collateralized by real estate or interests therein;

         9. Purchase or sell interests in oil and gas or other mineral exploration or development programs;

         10. Issue senior securities, except as permitted under the 1940 Act;

         11. Purchase any security if, as a result thereof, 25% or more of its total assets would be invested in the securities of issuers having their principal business activities in the same industry. This limitation does not apply to securities issued or guaranteed by the U.S. government, its agencies or instrumentalities and repurchase agreements with respect thereto.


         As noted above, the fundamental investment limitations of each fund, along with its investment objective, may not be changed without the vote of a majority of the fund's outstanding voting securities. Under the 1940 Act, a "vote of a majority of the outstanding voting securities" of a fund means the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of the fund or (2) 67% or more of the shares present at a shareholders' meeting if more than 50% of the outstanding shares are represented at the meeting in person or by proxy. If a percentage restriction described in the prospectus or Statement of Additional Information is complied with at the time an investment is made, a later increase in percentage resulting from changing values of portfolio securities or in the amount of assets of the fund will not be considered a violation of any of those restrictions. Except as otherwise noted, the investment policies and limitations described in this Statement of Additional Information are non-fundamental and may be changed without a shareholder vote.

         The following are some of the non-fundamental limitations which High Yield currently observes. High Yield may not:

         1. Buy securities on "margin," except for short-term credits necessary for clearance of portfolio transactions and except that the fund may make margin deposits in connection with the use of permitted currency futures contracts and options on currency futures contracts;

         2. Make short sales of securities or maintain a short position, except that the fund may (a) make short sales and maintain short positions in connection with its use of options, futures contracts and options on futures contracts and (b) sell short "against the box" (the fund does not intend to make short sales against the box in excess of 5% of its net assets during the coming year);

         3. Hold more than 10% of the outstanding voting securities of any one issuer.


                         INVESTMENT STRATEGIES AND RISKS

The following applies to all of the funds:

Yield Factors and Ratings:

         Standard & Poor's ("S&P"), Moody's Investors Service, Inc. ("Moody's") and other nationally recognized statistical rating organizations ("NRSROs") are private services that provide ratings of the credit quality of obligations. Investment grade bonds are generally considered to be those bonds rated at the time of purchase within one of the four highest grades assigned by S&P or Moody's. A fund may use these ratings in determining whether to purchase, sell or hold a security. These ratings represent Moody's and S&P's opinions as to the quality of the obligations which they undertake to rate. It should be emphasized, however, that ratings are general and are not absolute standards of quality. Consequently, obligations with the same maturity, interest rate and rating may have different market prices.

         Credit rating agencies attempt to evaluate the safety of principal and interest payments and do not evaluate the risks of fluctuations in market value. Also, rating agencies may fail to make timely changes in credit ratings in response to subsequent events, so that an issuer's current financial condition may be better or worse than the rating indicates. Subsequent to its purchase by a fund, an issue of obligations may cease to be rated or its rating may be reduced below the minimum rating required for purchase by that fund. The Adviser will consider such an event in determining whether a fund (other than Government Money Market) should continue to hold the obligation, but is not required to dispose of it. Government Money Market will consider disposing of the obligation in accordance with Rule 2a-7 under the 1940 Act.

         In addition to ratings assigned to individual bond issues, the Adviser will analyze interest rate trends and developments that may affect individual issuers, including factors such as liquidity, profitability and asset quality. The yields on bonds and other debt securities in which a fund invests are dependent on a variety of factors, including general money market conditions, general conditions in the bond market, the financial condition of the issuer, the size of the offering, the maturity of the obligation and its rating. There may be a wide variation in the quality of bonds, both within a particular classification and between classifications. A bond issuer's obligations are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of bond holders or other creditors of an issuer; litigation or other conditions may also adversely affect the power or ability of bond issuers to meet their obligations for the payment of interest and principal.

Securities Lending:

         Each fund may lend portfolio securities to brokers or dealers in corporate or U.S. government securities (U.S. government securities only, with respect to Government Intermediate and Government Money Market), banks or other recognized institutional borrowers of securities, provided that the borrower maintains cash or equivalent collateral, equal to at least 100% of the market value of the securities loaned with the funds' custodian. During the time portfolio securities are on loan, the borrower will pay the lending fund an amount equivalent to any interest paid on such securities, and the fund may invest the cash collateral and earn income, or it may receive an agreed upon amount of interest income from the borrower who has delivered equivalent collateral. These loans are subject to termination at the option of the fund or the borrower. Each fund may pay reasonable administrative and custodial fees in connection with a loan and may pay a negotiated portion of the interest earned on the cash or equivalent collateral to the borrower or placing broker. In the event of the bankruptcy of the other party to a securities loan, a fund could experience delays in recovering the securities lent. To the extent that, in the meantime, the value of the collateral had decreased or the securities lent increased, the fund could experience a loss. Each fund will enter into securities loan transactions only with financial institutions which the Adviser believes to present minimal risk of default during the term of the loan. Each fund does not have the right to vote securities on loan, but would terminate the loan and regain the right to vote if that were considered important with respect to the investment. Each fund presently does not intend to loan more than 5% of its portfolio securities at any given time.

Repurchase Agreements:

         Repurchase agreements are usually for periods of one week or less, but may be for longer periods. Repurchase agreements maturing in more than seven days may be considered illiquid. In a repurchase agreement, the securities are held for each fund by a custodian bank as collateral until resold and are supplemented by additional collateral if necessary to maintain a total value equal to or in excess of the value of the repurchase agreement. Each fund bears a risk of loss in the event that the other party to a repurchase agreement defaults on its obligations and a fund is delayed or prevented from exercising its rights to dispose of the collateral securities. Each fund enters into repurchase agreements only with financial institutions which the Adviser believes present minimal risk of default during the term of the agreement based on guidelines established by the Corporation's Board of Directors. Each fund currently intends to invest in repurchase agreements only when cash is temporarily available or for temporary defensive purposes.

Reverse Repurchase Agreements:

         A reverse repurchase agreement is a portfolio management technique in which a fund temporarily transfers possession of a portfolio instrument to another person, such as a financial institution or broker-dealer, in return for cash. At the same time, the fund agrees to repurchase the instrument at an agreed upon time (normally within seven days) and price, including interest payment. Each fund (other than Government Money Market) may also enter into dollar rolls, in which a fund sells a fixed income security for delivery in the current month and simultaneously contracts to repurchase a substantially similar security (same type, coupon and maturity) on a specified future date. During the roll period, that fund would forgo principal and interest paid on such securities. The fund would be compensated by the difference between the current sales price and the forward price for the future purchase, as well as by any interest earned on the proceeds of the initial sale.

         Each fund may engage in reverse repurchase agreements and (with the exception of Government Money Market) dollar rolls as a means of raising cash to satisfy redemption requests or for other temporary or emergency purposes without the necessity of selling portfolio instruments. There is a risk that the contraparty to either a reverse repurchase agreement or a dollar roll will be unable or unwilling to complete the transaction as scheduled, which may result in losses to a fund.

         When a fund reinvests the proceeds of a reverse repurchase agreement in other securities, any fluctuations in the market value of either the securities transferred to another party or the securities in which the proceeds are invested would affect the market value of that fund's assets. If a fund reinvests the proceeds of the agreement at a rate lower than the cost of the agreement, engaging in the agreement will lower that fund's yield. While engaging in reverse repurchase agreements and dollar rolls, each fund will maintain cash, U.S. Government securities (or other appropriate liquid securities, with respect to Investment Grade and High Yield) in a segregated account at its custodian bank with a value at least equal to that fund's obligation under the agreements.

Restrictions: The ability of a fund to engage in reverse repurchase agreements and/or dollar rolls is subject to each fund's fundamental investment limitation concerning borrowing, i.e., that borrowing may be for temporary purposes only and in an amount not to exceed 5% of a fund's total assets.

Warrants:

         Although not a fundamental policy subject to shareholder vote, as long as each fund's shares continue to be registered in certain states, each fund may not invest more than 5% of the value of its net assets, taken at the lower of cost or market value, in warrants or invest more than 2% of the value of such net assets in warrants not listed on the New York or American Stock Exchanges. With respect to High Yield, this restriction does not apply to warrants attached to, or sold as a unit with, other securities. For purposes of this restriction, the term "warrants" does not include options on securities, stock or bond indices, foreign currencies or futures contracts.

Mortgage-Related Securities:

     Mortgage-related securities represent an ownership interest in a pool of residential mortgage loans. These securities are designed to provide monthly payments of interest, and in most instances, principal to the investor. The mortgagor's monthly payments to his/her lending institution are "passed-through" to investors such as a fund. Most issuers or poolers provide guarantees of payments, regardless of whether or not the mortgagor actually makes the payment. The guarantees made by issuers or poolers are backed by various forms of credit, insurance and collateral. They may not extend to the full amount of the pool.

         Pools consist of whole mortgage loans or participations in loans. The majority of these loans are made to purchasers of one- to four-family homes. The terms and characteristics of the mortgage instruments are generally uniform within a pool but may vary among pools. For example, in addition to fixed-rate, fixed-term mortgages, a fund may purchase pools of variable-rate mortgages, growing-equity mortgages, graduated-payment mortgages and other types.

         All poolers apply standards for qualification to lending institutions which originate mortgages for the pools. Poolers also establish credit standards and underwriting criteria for individual mortgages included in the pools. In addition, many mortgages included in pools are insured through private mortgage insurance companies.

         The majority of mortgage-related securities currently available are issued by governmental or government-related organizations formed to increase the availability of mortgage credit. The largest government-sponsored issuer of mortgage-related securities is GNMA. GNMA certificates ("GNMAs") are interests in pools of loans insured by the Federal Housing Administration or by the Farmer's Home Administration ("FHA"), or guaranteed by the Veterans Administration ("VA"). Fannie Mae and Freddie Mac each issue pass-through securities which are guaranteed as to principal and interest by Fannie Mae and Freddie Mac, respectively.

         The average life of mortgage-related securities varies with the maturities and the nature of the underlying mortgage instruments. For example, GNMAs tend to have a longer average life than FreddieMac participation certificates ("PCs") because there is a tendency for the conventional and privately-insured mortgages underlying Freddie MacPCs to repay at faster rates than the FHA and VA loans underlying GNMAs. In addition, the term of a security may be shortened by unscheduled or early payments of principal and interest on the underlying mortgages. The occurrence of mortgage pre-payments is affected by various factors, including the level of interest rates, general economic conditions, the location and age of the mortgaged property and other social and demographic conditions.

         In determining the dollar-weighted average maturity of a fund's portfolio, the Adviser will follow industry practice in assigning an average life to the mortgage-related securities of the fund unless the interest rate on the mortgages underlying such securities is such that a different prepayment rate is likely. For example, where a GNMA has a high interest rate relative to the market, that GNMA is likely to have a shorter overall maturity than a GNMA with a market rate coupon. Moreover, the Adviser may deem it appropriate to change the projected average life for a fund's mortgage-related security as a result of fluctuations in market interest rates and other factors.

         Quoted yields on mortgage-related securities are typically based on the maturity of the underlying instruments and the associated average life assumption. Actual prepayment experience may cause the yield to differ from the average life yield. Reinvestment of the prepayments may occur at higher or lower interest rates than the original investment, thus affecting the yield of the fund. The compounding effect from the reinvestments of monthly payments received by the fund will increase the yield to shareholders compared to bonds that pay interest semi-annually.

         Like other debt securities, the value of mortgage-related securities will tend to rise when interest rates fall, and fall when rates rise. The value of mortgage-related securities may also change because of changes in the market's perception of the creditworthiness of the organization that issued or guaranteed them. In addition, the mortgage securities market in general may be adversely affected by changes in governmental regulation or tax policies.

Step Down Preferred Securities:

         Some of the securities purchased by Investment Grade and High Yield may also include step down perpetual preferred securities. These securities are issued by a real estate investment trust ("REIT") making a mortgage loan to a single borrower. The dividend rate paid by these securities is initially relatively high, but steps down yearly. The stock is subject to call if the REIT suffers an unfavorable tax event, and to tender by the issuer's equity holder in the 10th year; both events could be on terms unfavorable to the holder of the preferred stock. The value of this security will be affected by changes in the value of the underlying mortgage loan. The REIT is not diversified, and the value of the mortgaged property may not cover its obligations. Step down perpetual preferred securities are considered restricted securities under the 1933 Act.

Asset-Backed Securities:

         Asset-backed securities are structurally similar to mortgage-backed securities, but are secured by an interest in a different type of receivable. Asset-backed securities therefore present certain risks that are not presented by mortgage-related debt securities or other securities in which a fund may invest. Primarily, these securities do not have the benefit of the same security interest in the related collateral. Asset-backed securities represent direct or indirect participations in, or are secured by and payable from, pools of assets such as motor vehicle installment sales contracts, installment loan contracts, leases of various types of real and personal property, and receivables from revolving credit agreements. Credit card receivables, for example, are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. Most issuers of automobile receivables permit the servicers to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the automobile receivables. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of the automobile receivables may not have proper security interest in all of the obligations backing such receivables. Therefore, there is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on these securities. Because asset-backed securities are relatively new, the market experience in these securities is limited and the market's ability to sustain liquidity through all phases of the market cycle has not been tested.

     The following applies only to Government Intermediate, Investment Grade and High Yield unless otherwise stated:

Corporate Debt Securities

         Corporate debt securities may pay fixed or variable rates of interest, or interest at a rate contingent upon some other factor, such as the price of some commodity. These securities may be covertible into preferred or common equity, or may be bought as part of a unit containing common stock. In selecting corporate debt securities for a fund, the adviser reviews and monitors the creditworthiness of each issuer and issue. The adviser also analyzes interest rate trends and specific developments which it believes may affect individual issuers.

Callable Debt Securities

         A debt security may be callable, i.e., subject to redemption at the option of the issuer at a price established in the security's governing instrument. If a debt security held by a fund is called for redemption, that fund will be required to permit the issuer to redeem the security or sell it to a third party. Either of these actions could have an adverse effect on a fund's ability to achieve its investment objectives.

Inflation-Indexed Securities

         The funds may also invest in U.S. Treasury securities whose principal value is adjusted daily in accordance with changes to the Consumer Price Index (also known as "Treasury Inflation-Protection Securities"). Interest is calculated on the basis of the adjusted principal value on the payment date. The principal value of inflation-indexed securities declines in periods of deflation, but holders at maturity receive no less than par. If inflation is lower than expected during the period a fund holds the security, the fund may earn less on it than on a conventional bond. Any increase in principal value is taxable in the year the increase occurs, even though the holders do not receive cash representing the increase at that time. Changes in market interest rates from causes other than inflation will likely affect the market prices of inflation-indexed securities in the same manner as conventional bonds.

Convertible Securities

         A convertible security is a bond, debenture, note, preferred stock or other security that may be converted into or exchanged for a prescribed amount of common stock of the same or a different issuer within a particular period of time at a specified price or formula. Convertible securities are usually subordinated to comparable-tier non-convertible securities but rank senior to common stock in a corporation's capital structure.

         The value of a convertible security is a function of (i) its yield in comparison with the yields of other securities of comparable maturity and quality that do not have a conversion privilege and (ii) its worth, at market value, if converted into the underlying common stock. Convertible securities are typically issued by smaller capitalized companies, whose stock prices may be volatile. The price of a convertible security often reflects such variations in the price of the underlying common stocks in a way that non-convertible debt does not. A convertible security may be subject to redemption at the option of the issuer at a price established in the convertible security's governing instrument, which could have an adverse effect on a fund's ability to achieve its investment objective.

         Government Intermediate and Investment Grade do not intend to exercise conversion rights for any convertible security they own and do not intend to hold any security which has been subject to conversion.

Zero Coupon Bonds

         Zero coupon bonds are debt obligations which make no fixed interest payments but instead are issued at a significant discount from face value. Like other debt securities, the market price can reflect a premium or discount, in addition to the original issue discount, reflecting the market's judgment as to the issuer's creditworthiness, the interest rate or other similar factors. The original issue discount approximates the total amount of the interest the bonds will accrue and compound over the period until maturity or the first interest payment date at a rate of interest reflecting the market rate of the security at the time of issuance. Because zero coupon bonds do not make periodic interest payments, their prices can be very volatile when market interest rates change.

         The original issue discount on zero coupon bonds must be included in a fund's income ratably as it accrues. Accordingly, to continue to qualify for tax treatment as a regulated investment company and to avoid a certain excise tax, a fund may be required to distribute as a dividend an amount that is greater than the total amount of cash it actually receives. See "Additional Tax Information." These distributions must be made from a fund's cash assets or, if necessary, from the proceeds of sales of portfolio securities. Such sales could occur at a time which would be disadvantageous to that fund and then that fund would not otherwise choose to dispose of the assets.

Trust Originated Preferred Securities

         The funds may also invest in trust originated preferred securities, a type of security issued by financial institutions such as banks and insurance companies. Trust originated preferred securities represent interests in a trust formed by a financial institution. The trust sells preferred shares and invests the proceeds in notes issued by the financial institution. These notes may be subordinated and unsecured. Distributions on the trust originated preferred securities match the interest payments on the notes; if no interest is paid on the notes, the trust will not make current payments on its preferred securities. Trust originated preferred securities currently enjoy favorable tax treatment. If the tax characterization of these securities were to change adversely, they could be redeemed by the issuers, which could result in a loss to a fund. In addition, some trust originated preferred securities are restricted securities available only to qualified institutional buyers under Rule 144A.


Illiquid Securities:

         SEC Rule 144A permits the sale of certain restricted securities to qualified institutional buyers. The Adviser, acting pursuant to guidelines established by the Board of Directors, may determine that certain restricted securities qualified for trading on this newly developing market are liquid. If the market does not develop as anticipated, it may adversely affect each fund's liquidity.

Municipal Obligations:

         Municipal obligations also include municipal lease obligations. These obligations, which are issued by state and local governments to acquire land, equipment and facilities, typically are not fully backed by the municipality's credit, and, if funds are not appropriated for the following year's lease payments, a lease may terminate, with the possibility of default on the lease obligation and significant loss to a fund. The two principal classifications of municipal obligations are "general obligation" and "revenue" bonds. "General obligation" bonds are secured by the issuer's pledge of its faith, credit and taxing power. "Revenue" bonds are payable only from the revenues derived from a particular facility or class of facilities or from the proceeds of a special excise tax or other specific revenue source such as the corporate user of the facility being financed. Industrial development bonds ("IDBs") and private activity bonds ("PABs") are usually revenue bonds and are not payable from the unrestricted revenues of the issuer. The credit quality of the IDBs and PABs is usually directly related to the credit standing of the corporate user of the facilities. In addition, certain types of IDBs and PABs are issued by or on behalf of public authorities to finance various privately operated facilities, including certain pollution control facilities, convention or trade show facilities, and airport, mass transit, port or parking facilities.

Closed End Investment Companies

         Each fund may invest up to 5% of its net assets in the securities of closed-end investment companies. Such investments may involve the payment of substantial premiums above the net asset value of such issuers' portfolio securities, and the total return on such investments will be reduced by the operating expenses and fees of such investment companies, including advisory fees. Shares of many closed-end investment companies at times trade at substantial discounts to their net asset value. A fund will invest in such funds, when, in the Adviser's judgment, the potential benefits of such investment justify the payment of any applicable premium or sales charge.

Private Placements:

         Each fund may acquire restricted securities in private placement transactions, directly from the issuer or from security holders, frequently at higher yields than comparable publicly traded securities. Privately-placed securities can be sold by each fund only (1) pursuant to SEC Rule 144A or other exemption; (2) in privately negotiated transactions to a limited number of purchasers; or (3) in public offerings made pursuant to an effective registration statement under the 1933 Act. Private or public sales of such securities by a fund may involve significant delays and expense. Private sales require negotiations with one or more purchasers and generally produce less favorable prices than the sale of comparable unrestricted securities. Public sales generally involve the time and expense of preparing and processing a registration statement under the 1933 Act and may involve the payment of underwriting commissions; accordingly, the proceeds may be less than the proceeds from the sale of securities of the same class which are freely marketable.

Restrictions: Restricted securities will not be purchased by either Government Intermediate or Investment Grade if, as a result, more than 5% of that fund's assets would consist of restricted securities.

The following information about futures and options applies to Government Intermediate and Investment Grade:

Interest Rate Futures Contracts:

         Interest rate futures contracts, which are traded on commodity futures exchanges, provide for the sale by one party and the purchase by another party of a specified type and amount of financial instruments (or an index of financial instruments) at a specified future date. Interest rate futures contracts currently exist covering such financial instruments as U.S. Treasury bonds, notes and bills, Government National Mortgage Association ("GNMA") certificates, bank certificates of deposit and 90-day commercial paper. An interest rate futures contract may be held until the underlying instrument is delivered and paid for on the delivery date, but most contracts are closed out before then by taking an offsetting position on a futures exchange.

         A fund may purchase an interest rate futures contract (that is, enter into a futures contract to purchase an underlying financial instrument) when it intends to purchase fixed-income securities but has not yet done so. This strategy is sometimes called an anticipatory hedge. This strategy is intended to minimize the effects of an increase in the price of the securities the fund intends to purchase (but may also reduce the effects of a decrease in price), because the value of the futures contract would be expected to rise and fall in the same direction as the price of the securities the fund intends to purchase. The fund could purchase the intended securities either by holding the contract until delivery and receiving the financial instrument underlying the futures contract, or by purchasing the securities directly and closing out the futures contract position. If the fund no longer wishes to purchase the securities, the fund would close out the futures contract before delivery.

         A fund may sell a futures contract (that is, enter into a futures contract to sell an underlying financial instrument) to offset price changes of securities it already owns. This strategy is intended to minimize any price changes in the securities the fund owns (whether increases or decreases) caused by interest rate changes, because the value of the futures contract would be expected to move in the opposite direction from the value of the securities owned by the fund. Each fund does not expect ordinarily to hold futures contracts it has sold until delivery or to use securities it owns to satisfy delivery requirements. Instead, each fund expects to close out such contracts before the delivery date.

         The prices of interest rate futures contracts depend primarily on the value of the instruments on which they are based, the price changes of which, in turn, primarily reflect changes in current interest rates. Because there are a limited number of types of interest rate futures contracts, it is likely that the standardized futures contracts available to each fund will not exactly match the securities that fund wishes to hedge or intends to purchase, and consequently will not provide a perfect hedge against all price fluctuation. Because fixed-income instruments all respond similarly to changes in interest rates, however, a futures contract the underlying instrument of which differs from the securities that fund wishes to hedge or intends to purchase may still provide protection against changes in interest rate levels. To compensate for differences in historical volatility between positions a fund wishes to hedge and the standardized futures contracts available to it, a fund may purchase or sell futures contracts with a greater or lesser value than the securities it wishes to hedge or intends to purchase. A fund may not use these instruments for speculation or leverage.

Futures Trading:

         If a fund does not wish to hold a futures contract position until the underlying instrument is delivered and paid for on the delivery date, it may attempt to close out the contract by entering into an offsetting position on a futures exchange that provides a secondary market for the contract. A futures contract is closed out by entering into an opposite position in an identical futures contract (for example, by purchasing a contract on the same instrument and with the same delivery date as a contract the fund had sold) at the current price as determined on the futures exchange. A fund's gain or loss on closing out a futures contract depends on the difference between the price at which the fund entered into the contract and the price at which the contract is closed out. Transaction costs in opening and closing futures contracts must also be taken into account. There can be no assurance that a fund will be able to offset a futures position at the time it wishes to, or at a price that is advantageous. If a fund were unable to enter into an offsetting position in a futures contract, it might have to continue to hold the contract until the delivery date, in which case it would continue to bear the risk of price fluctuation in the contract until the underlying instrument was delivered and paid for.

         At the time a fund enters into an interest rate futures contract, it is required to deposit with its custodian, in the name of the futures broker (known as a futures commission merchant, or "FCM"), a percentage of the contract's value. This amount, which is known as initial margin, generally equals 5% or less of the value of the futures contract. Initial margin is in the nature of a good faith deposit or performance bond, and is returned to the fund when the futures position is terminated, after all contractual obligations have been satisfied. Futures margin does not represent a borrowing by a fund, unlike margin extended by a securities broker, and depositing initial margin in connection with futures positions does not constitute purchasing securities on margin for the purposes of each fund's investment limitations. Initial margin may be maintained either in cash or in liquid, high-quality debt securities such as U.S. government securities.

         As the contract's value fluctuates, payments known as variation margin or maintenance margin are made to or received from the FCM. If the contract's value moves against a fund (i.e., the fund's futures position declines in value), the fund may be required to make payments to the FCM, and, conversely, the fund may be entitled to receive payments from the FCM if the value of its futures position increases. This process is known as "marking to market" and takes place on a daily basis.

         In addition to initial margin deposits, the fund will instruct its custodian to segregate additional cash and appropriate liquid securities to cover its obligations under futures contracts it has purchased and to ensure that the contracts are unleveraged. The value of the assets held in the segregated account will be equal to the daily market value of all outstanding futures contracts purchased by the fund, less the amount deposited as initial margin. Where a fund enters into positions that substantially offset one another, it may segregate assets equal to only one side of the transaction, consistent with SEC staff interpretive positions. When a fund has sold futures contracts to hedge securities it owns, it will not sell those securities (or lend them to another party) while the contracts are outstanding, unless it substitutes other similar securities for the securities sold or lent. Each fund will not sell futures contracts with a value exceeding the value of securities it owns, except that a fund may do so to the extent necessary to adjust for differences in historical volatility between the securities owned and the contracts used as a hedge.

Risks of Interest Rate Futures Contracts:

         By purchasing an interest rate futures contract, a fund in effect becomes exposed to price fluctuations resulting from changes in interest rates, and by selling a futures contract a fund neutralizes those fluctuations. If interest rates fall, a fund would expect to profit from an increase in the value of the instrument underlying a futures contract it has purchased, and if interest rates rise, a fund would expect to offset the resulting decline in the value of the securities it owns by profits in a futures contract it has sold. If interest rates move in the direction opposite that which was contemplated at the time of purchase, however, a fund's positions in futures contracts could have a negative effect on that fund's net asset value. If interest rates rise when a fund has purchased futures contracts, that fund could suffer a loss in its futures positions. Similarly, if interest rates fall, losses in a futures contract that fund has sold could negate gains on securities the fund owns, or could result in a net loss to the fund. In this sense, successful use of interest rate futures contracts by a fund will depend on the Adviser's ability to hedge the fund in an advantageous way at the appropriate time.

         Other than the risk that interest rates will not move as expected, the primary risk in employing interest rate futures contracts is that the market value of the futures contracts may not move in concert with the value of the securities a fund wishes to hedge or intends to purchase. This may result from differences between the instrument underlying the futures contracts and the securities a fund wishes to hedge or intends to purchase, as would be the case, for example, if a fund hedged U.S. Treasury bonds by selling futures contracts on U.S. Treasury notes.

         Even if the securities which are the objects of a hedge are identical to those underlying the futures contract, there may not be perfect price correlation between the two. Although the value of interest rate futures contracts is primarily determined by the price of the underlying financial instruments, the value of interest rate futures contracts is also affected by other factors, such as current and anticipated short-term and long-term interest rates, the time remaining until expiration of the futures contract, and conditions in the futures markets, which may not affect the current market price of the underlying financial instruments in the same way. In addition, futures exchanges establish daily price limits for interest rate futures contracts, and may halt trading in the contracts if their prices move up or down more than a specified daily limit on a given day. This could distort the relationship between the price of the underlying instrument and the futures contract, and could prevent prompt liquidation of unfavorable futures positions. The value of a futures contract may also move differently from the price of the underlying financial instrument because of inherent differences between the futures and securities markets, including variations in speculative demand for futures contracts and for debt securities, the differing margin requirements for futures contracts and debt securities, and possible differences in liquidity between the two markets.

Put Options on Interest Rate Futures Contracts:

         Purchasing a put option on an interest rate futures contract gives a fund the right to assume a seller's position in the contract at a specified exercise price at any time up to the option's expiration date. In return for this right, the fund pays the current market price for the option (known as the option premium), as determined on the commodity futures exchange where the option is traded.

         Each fund may purchase put options on interest rate futures contracts to hedge against a decline in the market value of securities that fund owns and not for speculation or leverage. Because a put option is based on a contract to sell a financial instrument at a certain price, its value will tend to move in the opposite direction from the price of the financial instrument underlying the futures contract; that is, the put option's value will tend to rise when prices fall, and fall when prices rise. By purchasing a put option on an interest rate futures contract, a fund would attempt to offset potential depreciation of securities it owns by appreciation of the put option. This strategy is similar to selling the underlying futures contract directly.

         A fund's position in a put option on an interest rate futures contract may be terminated either by exercising the option (and assuming a seller's position in the underlying futures contract at the option's exercise price) or by closing out the option at the current price as determined on the futures exchange. If the put option is not exercised or closed out before its expiration date, the entire premium paid will be lost by that fund. The fund could profit from exercising a put option if the current market value of the underlying futures contract were less than the sum of the exercise price of the put option and the premium paid for the option (because the fund would, in effect, be selling the futures contract at a price higher than the current market price). The fund could also profit from closing out a put option if the current market price of the option is greater than the premium the fund paid for the option. Transaction costs must also be taken into account in these calculations. The fund may close out an option it has purchased by selling an identical option (that is, an option on the same futures contract, with the same exercise price and expiration date) in a closing transaction on a futures exchange that provides a secondary market for the option. A fund is not required to make futures margin payments when it purchases an option on an interest rate futures contract.

         Compared to the sale of an interest rate futures contract, the purchase of a put option on an interest rate futures contract involves a smaller potential risk to a fund, because the maximum amount at risk is the premium paid for the option (plus related transaction costs). If prices of debt securities remain stable, however, purchasing a put option may involve a greater probability of loss than selling a futures contract, even though the amount of the potential loss is limited. The Adviser will consider the different risk and reward characteristics of options and futures contracts when selecting hedging instruments.

Risks of Transactions in Options on Interest Rate Futures Contracts:

         Options on interest rate futures contracts are subject to risks similar to those described above with respect to interest rate futures contracts. These risks include the risk that the Adviser may not hedge a fund in an advantageous way at the appropriate time, the risk of imperfect price correlation between the option and the securities being hedged, and the risk that there may not be an active secondary market for the option.

         Although the Adviser will purchase only those options for which there appears to be a liquid secondary market, there can be no assurance that such a market will exist for any particular option at any particular time. If there were no liquid secondary market for a particular option, a fund might have to exercise an option it had purchased in order to realize any profit.

Options Writing on Debt Securities:

         Each fund may from time to time write (sell) covered call options and covered put options on certain of its portfolio securities. A fund may write call options on securities in its portfolio in an attempt to realize, through the premium that fund receives, a greater current return than would be realized on the securities alone. A fund may write put options in an attempt to realize enhanced income when it is willing to purchase the underlying instrument for its portfolio at the exercise price. A fund may also purchase call options for the purpose of acquiring the underlying instruments for its portfolio. At times, the net cost of acquiring instruments in this manner (the exercise price of the call option plus the premium paid) may be less than the cost of acquiring the instruments directly.

         When it writes a covered call option, a fund obligates itself to sell the underlying security to the purchaser of the option at a fixed price if the purchaser exercises the option during the option period. A call is "covered" if the fund owns the underlying securities or, in the case of options on certain U.S. government securities, the fund maintains with its custodian in a segregated account cash or appropriate liquid securities with a value sufficient to meet its obligations under the call. When a fund writes a call option, it receives a premium from the purchaser. During the option period, the fund forgoes the opportunity to profit from any increase in the market price of the security above the exercise price of the option, but retains the risk that the price of the security may decline.

         Each fund may also write covered put options. When a fund writes a put option, it receives a premium and gives the purchaser of the put the right to sell the underlying security to the fund at the exercise price at any time during the option period. A put is "covered" if the fund maintains cash or appropriate liquid securities with a value equal to the exercise price in a segregated account. The risk in writing puts is that the market price of the underlying security may decline below the exercise price (less the premium received).

         Each fund may seek to terminate its obligations as a writer of a put or call option prior to its expiration by entering into a "closing purchase transaction." A closing purchase transaction is the purchase of an option covering the same underlying security and having the same exercise price and expiration date as an option previously written by the fund on which it wishes to terminate its obligation.

         Although not a fundamental policy subject to shareholder vote, each fund presently does not intend to write options on portfolio securities exceeding 25% of its total assets. Normally, covered call options will be written on those portfolio securities which the Adviser does not expect to have significant short-term capital appreciation.

Risks of Writing Options on Debt Securities:

         When a fund writes an option, it assumes the risk of fluctuations in the value of the underlying security in return for a fixed premium, it must be prepared to satisfy exercise of the option at any time until the expiration date. The writing of options could also result in an increase in the fund's turnover rate, particularly in periods of appreciation in the market price of the underlying securities. In addition, writing options on portfolio securities involves a number of other risks, including the risk that the Adviser may not correctly predict interest rate movement and the risk that there may not be a liquid secondary market for the option, as a result of which the fund might be unable to effect a closing transaction.

         If a fund is unable to close out an option it has written, it must continue to bear the risks associated with the option, and must continue to hold cash or securities to cover the option until the option is exercised or expires. Each fund may engage in options on securities which are not traded on national exchanges ("unlisted options"). Because unlisted options may be closed out only with the other party to the option transaction, it may be more difficult to close out unlisted options than listed options.

Certain Limitations on Futures and Options Strategies:

         The Corporation has filed on behalf of each fund a notice of eligibility for exclusion from the definition of the term "commodity pool operator" with the Commodity Futures Trading Commission ("CFTC") and the National Futures Association, which regulate trading in the futures markets. Under Section 4.5 of the regulations under the Commodity Exchange Act, the notice of eligibility must include representations that each fund will use futures contracts and related options solely for bona fide hedging purposes within the meaning of the CFTC regulations, provided that each fund may hold futures contracts and related options that do not fall within the definition of bona fide hedging transactions if, with respect to such non-hedging transactions, the sum of initial margin deposits on futures contracts and related options and premiums paid for related options, after taking into account unrealized profits and losses on such contracts, does not exceed 5% of that fund's net assets; and provided further that each fund may exclude the amount by which an option is "in the money" in computing such 5%. Each fund will not purchase futures contracts or related options if as a result more than 33 1/3% of that fund's total assets would be so invested. Where a fund enters into two positions that substantially offset each other, it determines compliance with the foregoing limitation by considering its net exposure to changes in the underlying instrument or market. There is a risk, however, that the two positions may not be entirely correlated, and therefore may not offset one another to the extent expected. In that case, the exposure could unexpectedly exceed 331/3 of total assets. These limits on a fund's investments in futures contracts are not fundamental and may be changed by the Board of Directors as regulatory agencies permit. Each fund will not modify these limits to increase its permissible futures and related options activities without supplying additional information in a supplement to a current Prospectus or Statement of Additional Information that has been distributed or made available to each fund's shareholders.

The following investment policies apply only to High Yield:

Foreign Securities:

         Since the fund may invest in securities denominated in currencies other than the U.S. dollar, the fund may be affected favorably or unfavorably by exchange control regulations or changes in the exchange rates between such currencies and the U.S. dollar. Changes in the currency exchange rates may influence the value of the fund's shares, and also may affect the value of dividends and interest earned by the fund and gains and losses realized by the fund. Exchange rates are determined by the forces of supply and demand in the foreign exchange markets. These forces are affected by the international balance of payments and other economic and financial conditions, government intervention, speculation and other factors.

         Foreign securities transactions could be subject to settlement procedures different from those followed in the United States, where delivery is made versus payment. The settlement procedures in some foreign markets expose investors to the creditworthiness of an intermediary, such as a bank or brokerage firm, for a period of time during settlement.

Swaps, Caps, Floors and Collars:

         The fund may enter into interest rate swaps, and may purchase and sell caps, floors, and collars for hedging purposes or in an effort to increase overall return. An interest rate swap is an exchange of interest payment streams of differing character between counterparties with respect to a "notional amount" of principal. Index swaps link one of the payments to the total return of a market portfolio. A cap enables an investor, in return for a fee, to receive payments if a predetermined interest rate, currency rate or index value exceeds a particular level. A floor entitles the investor to receive payments if the interest rate, currency rate or index value falls below a predetermined level. A collar is a combination of a cap and a floor and protects a return within a range of values.

Restrictions: The fund does not intend to purchase swaps, caps, collars, or floors if, as a result, more than 5% of the fund's net assets would thereby be placed at risk. Swaps, caps, collars and floors can be highly volatile instruments. The value of these agreements is dependent on the ability of the counterparty to perform and is therefore linked to the counterparty's creditworthiness. The fund may also suffer a loss if it is unable to terminate an outstanding swap agreement.

         The fund will enter into swaps, caps, collars and floors only with parties deemed by the Adviser to present a minimal risk of default during the period of agreement. When the fund enters into a swap, cap, collar or floor, it will maintain a segregated account containing cash and appropriate liquid securities equal to the payment, if any, due to the other party; where contracts are on a net basis, only the net payment will be segregated. The fund regards caps, collars and floors as illiquid, and therefore subject to the fund's 15% limit on illiquid securities. There can be no assurance that the fund will be able to terminate a swap at the appropriate time. The fund will sell caps, collars and floors only to close out its positions in such instruments.

         As with options and futures transactions, successful use of swap agreements depends on the Adviser's ability to predict movements in the direction of overall interest rate markets. There might be imperfect correlation between the value of a swap, cap, collar or floor agreement and movements in the underlying interest rate markets. While swap agreements can offset the potential for loss on a position, they can also limit the opportunity for gain by offsetting favorable price movements.

         The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. Caps, collars and floors are more recent innovations for which documentation is less standardized, and accordingly, they are less liquid than swaps. The market for all of these instruments is largely unregulated. Swaps, caps, collars and floors are generally considered "derivatives."

Loan Participations and Assignments :

         The fund may purchase an interest in loans originated by banks and other financial institutions. Policies of the fund limit the percentage of the fund's assets that can be invested in the securities of any one issuer, or in issuers primarily involved in one industry. Legal interpretations by the SEC staff may require the fund, in some instances, to treat both the lending bank and the borrower as "issuers" of a loan participation by the fund. In combination, the fund's policies and the SEC staff's interpretations may limit the amount the fund can invest in loan participations.

         Although some of the loans in which the fund invests may be secured, there is no assurance that the collateral can be liquidated in particular cases, or that its liquidation value will be equal to the value of the debt. Borrowers that are in bankruptcy may pay only a small portion of the amount owed, if they are able to pay at all. Where the fund purchases a loan through an assignment, there is a possibility that the fund will, in the event the borrower is unable to pay the loan, become the owner of the collateral. This involves certain risks to the fund as a property owner.

         Loans are often administered by a lead bank, which acts as agent for the lenders in dealing with the borrower. In asserting rights against the borrower, the fund may be dependent on the willingness of the lead bank to assert these rights, or upon a vote of all the lenders to authorize the action. Assets held by the lead bank for the benefit of the fund may be subject to claims of the lead bank's creditors.

Options and Futures:

         The fund may purchase call options on securities that the Adviser intends to include in the fund's investment portfolio in order to fix the cost of a future purchase. Purchased options also may be used as a means of participating in an anticipated price increase of a security on a more limited risk basis than would be possible if the security itself were purchased. In the event of a decline in the price of the underlying security, use of this strategy would serve to limit the fund's potential loss to the option premium paid; conversely, if the market price of the underlying security increases above the exercise price and the fund either sells or exercises the option, any profit realized will be reduced by the premium.

         The fund may purchase put options in order to hedge against a decline in the market value of securities held in its portfolio or to enhance income. The put option enables the fund to sell the underlying security at the predetermined exercise price; thus the potential for loss to the fund below the exercise price is limited to the option premium paid. If the market price of the underlying security is higher than the exercise price of the put option, any profit the fund realizes on the sale of the security would be reduced by the premium paid for the put option less any amount for which the put option may be sold.

         The fund may write covered call options on securities in which it is authorized to invest. Because it can be expected that a call option will be exercised if the market value of the underlying security increases to a level greater than the exercise price, the fund might write covered call options on securities generally when its Adviser believes that the premium received by the fund will exceed the extent to which the market price of the underlying security will exceed the exercise price. The strategy may be used to provide limited protection against a decrease in the market price of the security, in an amount equal to the premium received for writing the call option less any transaction costs. Thus, in the event that the market price of the underlying security held by the fund declines, the amount of such decline will be offset wholly or in part by the amount of the premium received by the fund. If, however, there is an increase in the market price of the underlying security and the option is exercised, the fund would be obligated to sell the security at less than its market value. The fund would give up the ability to sell the portfolio securities used to cover the call option while the call option was outstanding. Such securities would also be considered illiquid in the case of over-the-counter ("OTC") options written by the fund, and therefore subject to the fund's limitation on investing no more than 15% of its net assets in illiquid securities. In addition, the fund could lose the ability to participate in an increase in the value of such securities above the exercise price of the call option because such an increase would likely be offset by an increase in the cost of closing out the call option (or could be negated if the buyer chose to exercise the call option at an exercise price below the securities' current market value).

         The sale of a put option on a security by the fund also serves to partially offset fluctuations in the cost of a security that the fund anticipates purchasing. If the price of the security rises, the increased cost to the fund of purchasing the security will be offset, in whole or in part, by the premium received. In the event, however, that the price of the security falls below the exercise price of the option and the option is exercised, the fund will be required to purchase the security from the holder of the option at a price in excess of the current market price of the security. The fund's loss on this transaction will be offset, in whole or in part, to the extent of the premium received by the fund for writing the option.

         The fund may purchase put and call options and write put and covered call options on bond indices in much the same manner as securities options, except that bond index options may serve as a hedge against overall fluctuations in the debt securities markets (or a market sector) rather than anticipated increases or decreases in the value of a particular security. A bond index assigns a value to the securities included in the index and fluctuates with changes in such values. Settlements of bond index options are effected with cash payments and do not involve the delivery of securities. Thus, upon settlement of a bond index option, the purchaser will realize, and the writer will pay, an amount based on the difference between the exercise price and the closing price of the bond index. The effectiveness of hedging techniques using bond index options will depend on the extent to which price movements in the bond index selected correlate with price movements of the securities in which the fund invests.

         The fund may purchase and write covered straddles on securities, currencies or bond indices. A long straddle is a combination of a call and a put option purchased on the same security, index or currency where the exercise price of the put is less than or equal to the exercise price of the call. The fund would enter into a long straddle when the Adviser believes that it is likely that interest rates or currency exchange rates will be more volatile during the term of the options than the option pricing implies. A short straddle is a combination of a call and a put written on the same security, index or currency where the exercise price of the put is less than or equal to the exercise price of the call. In a covered short straddle, the same issue of security or currency is considered cover for both the put and the call that the fund has written. The fund would enter into a short straddle when the Adviser believes that it is unlikely that interest rates or currency exchange rates will be as volatile during the term of the options as the option pricing implies. In such case, the fund will set aside cash or appropriate liquid securities in a segregated account with its custodian equivalent in value to the amount, if any, by which the put is in-the-money, that is, the amount by which the exercise price of the put exceeds the current market value of the underlying security. Straddles involving currencies are subject to the same risks as other foreign currency options.

Foreign Currency Options and Related Risks:

         The fund may purchase and write (sell) options on foreign currencies in order to hedge against the risk of foreign exchange rate fluctuation on foreign securities the fund holds or which it intends to purchase. For example, if the fund enters into a contract to purchase securities denominated in a foreign currency, it could effectively fix the maximum U.S. dollar cost of the securities by purchasing call options on that foreign currency. Similarly, if the fund held securities denominated in a foreign currency and anticipated a decline in the value of that currency against the U.S. dollar, it could hedge against such a decline by purchasing a put option on the currency involved. In the event of exchange rate movements adverse to the fund's options position, it may forfeit the entire amount of the premium plus related transaction costs. In addition, the fund may purchase call options on foreign currency to enhance income when its Adviser anticipates that the currency will appreciate in value, but the securities denominated in that currency do not present attractive investment opportunities.

         If the fund writes an option on foreign currency, it will constitute only a partial hedge, up to the amount of the premium received, and the fund could be required to purchase or sell foreign currencies at disadvantageous exchange rates, thereby incurring losses. The fund may use options on currency to cross-hedge, which involves writing or purchasing options on one currency to hedge against changes in exchange rates of a different, but related, currency. If the fund uses cross-hedging, it may experience losses on both the currency in which it has invested and the currency used for hedging, if the two currencies do not vary with the expected degree of correlation.

         The fund's ability to establish and close out positions in such options is subject to the maintenance of a liquid secondary market. Although many options on foreign currencies are exchange traded, the majority are traded on the OTC market. The fund will not purchase or write such options unless, in the opinion of the Adviser, the market for them has developed sufficiently. There can be no assurance that a liquid secondary market will exist for a particular option at any specific time. In addition, options on foreign currencies are affected by all of those factors that influence foreign exchange rates and foreign investments generally. These OTC options also involve credit risks that may not be present in the case of exchange-traded currency options.

Futures Contracts and Options on Futures Contracts:

         The fund will limit its use of futures contracts and options on futures contracts to hedging transactions or other circumstances permitted by regulatory authorities. For example, the fund might use futures contracts to attempt to hedge against anticipated changes in interest rates that might adversely affect either the value of the fund's securities or the price of the securities that the fund intends to purchase. The fund's hedging may include sales of futures contracts as an offset against the effect of expected increases in interest rates, and purchases of futures contracts as an offset against the effect of expected declines in interest rates. Although other techniques could be used to reduce exposure to interest rate fluctuations, the fund may be able to hedge its exposure more effectively and perhaps at a lower cost by using futures contracts and options on futures contracts.

         The fund also may use futures contracts on fixed income instruments and options thereon to hedge its investment portfolio against changes in the general level of interest rates. A futures contract on a fixed income instrument is a bilateral agreement pursuant to which one party agrees to make, and the other party agrees to accept, delivery of the specified type of fixed income security called for in the contract at a specified future time and at a specified price. The fund may purchase a futures contract on a fixed income security when it intends to purchase fixed income securities but has not yet done so. This strategy may minimize the effect of all or part of an increase in the market price of the fixed income security that the fund intends to purchase in the future. A rise in the price of the fixed income security prior to its purchase may be either offset by an increase in the value of the futures contract purchased by the fund or avoided by taking delivery of the fixed income securities under the futures contract. Conversely, a fall in the market price of the underlying fixed income security may result in a corresponding decrease in the value of the futures position. The fund may sell a futures contract on a fixed income security in order to continue to receive the income from a fixed income security, while endeavoring to avoid part or all of the decline in the market value of that security that would accompany an increase in interest rates.

         The fund may purchase a call option on a futures contract to hedge against a market advance in debt securities that the fund plans to acquire at a future date. The purchase of a call option on a futures contract is analogous to the purchase of a call option on an individual fixed income security that can be used as a temporary substitute for a position in the security itself. The fund also may write covered call options on futures contracts as a partial hedge against a decline in the price of fixed income securities held in the fund's investment portfolio, or purchase put options on futures contracts in order to hedge against a decline in the value of fixed income securities held in the fund's investment portfolio. The fund may write a put option on a security that the fund anticipates purchasing to partially offset the cost of purchasing that security; however, the cost will only be offset to the extent of the premium the fund receives for writing the option.

         The fund may sell securities index futures contracts in anticipation of a general market or market sector decline that could adversely affect the market value of its investments. To the extent that a portion of the fund's investments correlate with a given index, the sale of futures contracts on that index could reduce the risks associated with a market decline and thus provide an alternative to the liquidation of securities positions. For example, if the fund correctly anticipates a general market decline and sells securities index futures to hedge against this risk, the gain in the futures position should offset some or all of the decline in the value of the portfolio. The fund may purchase securities index futures contracts if a significant market or market sector advance is anticipated. Such a purchase of a futures contract would serve as a temporary substitute for the purchase of individual securities, which securities may then be purchased in an orderly fashion. This strategy may minimize the effect of all or part of an increase in the market price of securities that the fund intends to purchase. A rise in the price of the securities should be partly or wholly offset by gains in the futures position.

         As in the case of a purchase of a securities index futures contract, the fund may purchase a call option on a securities index futures contract to hedge against a market advance in securities that the fund plans to acquire at a future date. The fund may write put options on securities index futures as a partial anticipatory hedge and may write covered call options on securities index futures as a partial hedge against a decline in the prices of securities held in its portfolio. This is analogous to writing covered call options on securities. The fund also may purchase put options on securities index futures contracts. The purchase of put options on securities index futures contracts is analogous to the purchase of protective put options on individual securities where a level of protection is sought below which no additional economic loss would be incurred by the fund.

         The fund may also purchase and sell futures contracts on a foreign currency. The fund may sell a foreign currency futures contract to hedge against possible variations in the exchange rate of the foreign currency in relation to the U.S. dollar that could adversely affect the market values of the fund's foreign securities holdings. In this case, the sale of futures contracts on the underlying currency may reduce the risk to the fund caused by foreign currency variations and, by so doing, provide an alternative to the liquidation of securities positions in the fund and resulting transaction costs. When the Adviser anticipates a significant foreign exchange rate increase while intending to invest in a security denominated in a foreign currency, the fund may purchase a foreign currency futures contract to hedge against a rise in foreign exchange rates pending completion of the anticipated transaction. Such a purchase would serve as a temporary measure to protect the fund against any additional costs to acquiring the foreign security position.

         The fund may also purchase call or put options on foreign currency futures contracts to obtain a fixed foreign exchange rate at limited risk. The fund may purchase a call option on a foreign currency futures contract to hedge against a rise in the foreign exchange rate while intending to invest in a foreign security of the same currency. The fund may purchase put options on foreign currency futures contracts as a hedge against a decline in the foreign exchange rates or the value of its foreign portfolio securities. It may also write a call option on a foreign currency futures contract as a partial hedge against the effects of declining foreign exchange rates on the value of foreign securities. The fund may sell a put option on a foreign currency to partially offset an increase in the cost of a security denominated in that currency that the fund anticipates purchasing; however, the cost will only be offset to the extent of the premium received by the fund for writing the option.

         The fund may also write put options on interest rate, securities index or foreign currency futures contracts while, at the same time, purchasing call options on the same interest rate, securities index or foreign currency futures contract in order synthetically to create a long futures contract position. The options will have the same strike prices and expiration dates. The fund will engage in this strategy only when its Adviser believes it is more advantageous to the fund to do so as compared to purchasing the futures contract.

         The fund may also purchase and write covered straddles on interest rate, foreign currency or securities index futures contracts. A long straddle is a combination of a call and a put purchased on the same futures contract where the exercise price of the put option is less than the exercise price of the call option. The fund would enter into a long straddle when it believes that it is likely that interest rates or foreign currency exchange rates will be more volatile during the term of the options than the option pricing implies. A short straddle is a combination of a call and put written on the same futures contract where the exercise price of the put option is less than the exercise price of the call option. In a covered short straddle, the same futures contract is considered "cover" for both the put and the call that the fund has written. The fund would enter into a short straddle when it believes that it is unlikely that interest rates or foreign currency exchange rates will be as volatile during the term of the options as the option pricing implies. In such case, the fund will set aside cash or appropriate liquid, high grade debt securities in a segregated account with its custodian equal in value to the amount, if any, by which the put is "in-the-money", that is, the amount by which the exercise price of the put exceeds the current market value of the underlying futures contract.

         When a purchase or sale of a futures contract is made by the fund, the fund is required to deposit with its custodian (or a broker, if legally permitted) a specified amount of cash or U.S. Government securities ("initial margin"). The margin required for a futures contract is set by the exchange on which the contract is traded. The initial margin is in the nature of a performance bond or good faith deposit on the futures contract, which is returned to the fund upon termination of the contract assuming all contractual obligations have been satisfied. Under certain circumstances, such as periods of high volatility, the fund may be required by an exchange to increase the level of its initial margin payment. Additionally, initial margin requirements may be increased generally in the future by regulatory action. The fund expects to earn interest income on its initial margin deposits. A futures contract held by the fund is valued daily at the official settlement price of the exchange on which it is traded. Each day the fund pays or receives cash, called "variation margin," equal to the daily change in value of the futures contract. This process is known as "marking-to-market." Variation margin does not represent a borrowing or loan by the fund but is instead settlement between the fund and the broker of the amount one would owe the other if the futures contract had expired on that date. In computing daily net asset value, the fund will mark-to-market its open futures positions.

         The fund is also required to deposit and maintain margin with respect to put and call options on futures contracts and on certain foreign currencies written by it. Such margin deposits will vary depending on the nature of the underlying futures contract or currency (and the related initial margin requirements), the current market value of the option and other options and futures positions held by the fund.

         Although some futures contracts call for making or taking delivery of the underlying securities, generally futures contracts are closed out prior to delivery by offsetting purchases or sales of matching futures contracts (involving the same currency, index or underlying security and delivery month). If an offsetting purchase price is less than the original sale price, the fund realizes a gain, or if it is more, the fund realizes a loss. If an offsetting sale price is more than the original purchase price, the fund realizes a gain, or if it is less, the fund realizes a loss. The fund will also bear transaction costs for each contract, which must be considered in these calculations.

         The fund will not enter into futures contracts or commodities option positions other than for bona fide hedging purposes if, immediately thereafter, the initial margin deposits plus premiums paid by it, less the amount by which any such options positions are "in-the-money" at the time of purchase, would exceed 5% of the fair market value of the fund's net assets. A call option is "in-the-money" if the value of the futures contract that is the subject of the option exceeds the exercise price. A put option is "in-the-money" if the exercise price exceeds the value of the futures contract that is the subject of the option. Foreign currency options traded on a commodities exchange are considered commodity options for this purpose.

Risks Associated with Futures and Options:

         In considering the fund's use of futures contracts and options, particular note should be taken of the following:

         (1) Positions in futures contracts may be closed out only on an exchange or board of trade that provides a secondary market for such futures contracts. Futures exchanges may limit the amount of fluctuation permitted in certain futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of the current trading session. Once the daily limit has been reached in a futures contract subject to the limit, no more trades may be made on that day at a price beyond that limit. The daily limit governs only price movements during a particular trading day and therefore does not limit potential losses because the limit may work to prevent the liquidation of unfavorable positions. For example, futures prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of positions and subjecting some holders of futures contracts to substantial losses.

         (2) The ability to establish and close out positions in either futures contracts or options is subject to the maintenance of a liquid secondary market. There is no assurance that a liquid secondary market will exist for any particular futures contract or option at any specific time. Consequently, it may not be possible for the fund to close a position and, in the event of adverse price movements, the fund would have to make daily cash payments of variation margin (in the case of futures and options written thereon). However, in the event futures contracts or options have been used to hedge portfolio securities, such securities will not be sold until the contracts can be terminated. In such circumstances, an increase in the price of the securities, if any, may partially or completely offset losses on the futures contract. However, there is no guarantee that the price of the securities will, in fact, correlate with the price movements in the contracts and thus provide an offset to losses on the contracts.

         (3) Successful use by the fund of futures contracts and options will depend upon the Adviser's ability to predict movements in the direction of the overall securities, currency and interest rate markets, which may require different skills and techniques than predicting changes in the prices of individual securities. Moreover, futures contracts relate not to the current level of the underlying instrument but to the anticipated level at some point in the future. There is, in addition, the risk that the movements in the price of the futures contract will not correlate with the movements in prices of the securities or currencies being hedged. For example if the price of the futures contract moves less than the price of the securities or currencies that are subject to the hedge, the hedge will not be fully effective; however, if the price of securities or currencies being hedged has moved in an unfavorable direction, the fund would be in a better position than if it had not hedged at all. If the price of the securities or currencies being hedged has moved in a favorable direction, this advantage may be partially offset by losses in the futures position. In addition, if the fund has insufficient cash, it may have to sell assets from its investment portfolio to meet daily variation margin requirements. Any such sale of assets may or may not be made at prices that reflect the rising market; consequently, the fund may need to sell assets at a time when such sales are disadvantageous to the fund. If the price of the futures contract moves more than the price of the underlying securities or currencies, the fund will experience either a loss or a gain on the futures contract that may or may not be completely offset by movements in the price of the securities or currencies that are the subject of the hedge.

         (4) The value of an option position will reflect, among other things, the current market price of the underlying security, index, futures contract or currency, the time remaining until expiration, the relationship of the exercise price to the market price, the historical price volatility of the underlying security, index, futures contract or currency and general market conditions.

         (5) Movements in the prices of futures contracts may not correlate perfectly with movements in the prices of the hedged securities or currencies due to price distortions in the futures market. There may be several reasons unrelated to the value of the underlying securities or currencies that cause this situation to occur. First, as noted above, all participants in the futures market are subject to initial and variation margin requirements. If, to avoid meeting additional margin deposit requirements or for other reasons, investors choose to close a significant number of futures contracts through offsetting transactions, distortions in the normal price relationship between the securities or currencies and the futures markets may occur. Second, because the margin deposit requirements in the futures market are less onerous than margin requirements in the securities market, there may be increased participation by speculators in the futures market; such speculative activity in the futures market also may cause temporary price distortions. Third, participants could make or take delivery of the underlying securities or currencies instead of closing out their contracts. As a result, a correct forecast of general market trends may not result in successful hedging through the use of futures contracts over the short term. In addition, activities of large traders in both the futures and securities markets involving arbitrage and other investment strategies may result in temporary price distortions.

         (6) Options normally have expiration dates of up to three years. The exercise price of the options may be below, equal to or above the current market value of the underlying security, index, futures contract or currency. Purchased options that expire unexercised have no value, and the fund will realize a loss in the amount paid plus any transaction costs.

         (7) Purchasers of options on futures contracts pay a premium in cash at the time of purchase. This amount and the transaction costs are all that is at risk. Sellers of options on futures contracts, however, must post an initial margin and are subject to additional margin calls that could be substantial in the event of adverse price movements. In addition, although the maximum amount at risk when the fund purchases an option is the premium paid for the option and the transaction costs, there may be circumstances when the purchase of an option on a futures contract would result in a loss to the fund but the use of a futures contract would not, such as when there is no movement in the value of the securities or currencies being hedged.

         (8) The fund's activities in the futures and options markets may result in a higher portfolio turnover rate and additional transaction costs in the form of added brokerage commissions; however, the fund also may save on commissions by using such contracts as a hedge rather than buying or selling individual securities or currencies in anticipation or as a result of market movements.

         (9) Closing transactions may be effected with respect to options traded in the OTC markets (currently the primary markets for options on debt securities and foreign currencies) only by negotiating directly with the other party to the option contract, or in a secondary market for the option if such market exists. Although the fund will enter into OTC options only with dealers that agree to enter into, and that are expected to be capable of entering into, closing transactions with the fund, there can be no assurance that the fund will be able to liquidate an OTC option at a favorable price at any time prior to expiration. In the event of insolvency of the contra-party, the fund may be unable to liquidate an OTC option. With respect to options written by the fund, the inability to enter into a closing transaction may result in material losses to the fund. For example, because the fund must maintain a covered position with respect to any call option it writes on a security, futures contract or currency, the fund may not sell the underlying security, futures contract or currency or invest any cash or appropriate liquid securities used as cover during the period it is obligated under such option. This requirement may impair the fund's ability to sell a portfolio security or make an investment at a time when such a sale or investment might be advantageous.

         (10) Securities index options are settled exclusively in cash. If the fund purchases a put or call option on an index, the fund will not know in advance the difference, if any, between the closing value of the index on the exercise date and the exercise price of the option itself. Thus, if the fund exercises a securities index option before the closing index value for that day is available, the fund runs the risk that the level of the underlying index may subsequently change.

Special Risks Related to Foreign Currency Futures Contracts and Options on Such Contracts and Options on Foreign Currencies:

         Buyers and sellers of foreign currency futures contracts are subject to the same risks that apply to the use of futures generally. In addition, there are risks associated with foreign currency futures contracts and their use as a hedging device similar to those associated with options on foreign currencies described below. Further, settlement of a foreign currency futures contract may be required to occur within the country issuing the underlying currency. Thus, the fund must accept or make delivery of the underlying foreign currency in accordance with any U.S. or foreign restrictions or regulations regarding the maintenance of foreign banking arrangements by U.S. residents and may be required to pay any fees, taxes or charges associated with such delivery that are assessed in the issuing country.

         Options on foreign currency futures contracts may involve certain additional risks. The ability to establish and close out positions in such options is subject to the maintenance of a liquid secondary market. To reduce this risk, the fund will not purchase or write options on foreign currency futures contracts unless and until, in the opinion of the Adviser, the market for such options has developed sufficiently that the risks in connection with such options are not greater than the risks in connection with transactions in the underlying foreign currency futures contracts. Compared to the purchase or sale of foreign currency futures contracts, the purchase of call or put options on futures contracts involves less potential risk to the fund because the maximum amount at risk is the premium paid for the option (plus transaction costs). However, there may be circumstances when the purchase of a call or put option on a foreign currency futures contract would result in a loss, such as when there is no movement in the price of the underlying currency or futures contract, but the purchase of the underlying futures contract would not result in a loss.

         The value of a foreign currency option depends upon the value of the underlying currency relative to the U.S. dollar. As a result, the price of the option position may vary with changes in the value of either or both currencies and may have no relationship to the investment merits of a foreign security. Because foreign currency transactions occurring in the interbank market involve substantially larger amounts than those that may be involved in the use of foreign currency options, investors may be disadvantaged by having to deal in an odd lot market (generally consisting of transactions of less than $1 million) for the underlying foreign currencies at prices that are less favorable than for round lots.

         There is no systematic reporting of last sale information for foreign currencies or any regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis. Quotation information available is generally representative of very large transactions in the interbank market and thus may not reflect relatively smaller transactions (i.e., less than $1 million) where rates may be less favorable. The interbank market in foreign currencies is a global, around-the-clock market. To the extent that the U.S. options markets are closed while the markets for the underlying currencies remain open, significant price and rate movements may take place in the underlying markets that cannot be reflected in the options markets until they reopen.

Additional Risks of Options on Securities, Futures Contracts, Options on Futures and Forward Currency Exchange Contracts and Options Thereon Traded on Foreign Exchanges :

         Options on securities, futures contracts, options on futures contracts, currencies and options on currencies may be traded on foreign exchanges. Such transactions may not be regulated as effectively as similar transactions in the United States, may not involve a clearing mechanism and related guarantees and are subject to the risk of governmental actions affecting trading in, or the price of, foreign securities. The value of such positions also could be adversely affected by (1) other complex foreign political, legal and economic factors, (2) lesser availability than in the United States of data on which to make trading decisions, (3) delays in the fund's ability to act upon economic events occurring in foreign markets during non-business hours in the United States, (4) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States and (5) lesser trading volume.

Forward Contracts:

         The fund may use forward currency exchange contracts ("forward contracts") to hedge against uncertainty in the level of future exchange rates.

         The fund may enter into forward contracts with respect to specific transactions. For example, when the fund anticipates purchasing or selling a security denominated in a foreign currency, or when it anticipates the receipt in a foreign currency of dividend or interest payments on a security that it holds, the fund may desire to "lock in" the U.S. dollar price of the security or the U.S. dollar equivalent of such payment, as the case may be, by entering into a forward contract for the purchase or sale, for a fixed amount of U.S. dollars or foreign currency, of the amount of foreign currency involved in the underlying transaction. The fund will thereby attempt to protect itself against a possible loss resulting from an adverse change in the relationship between the currency exchange rates during the period between the date on which the security is purchased or sold, or on which the payment is declared, and the date on which such payments are made or received.

         The fund also may use forward contracts to "lock in" the U.S. dollar value of its portfolio positions, to increase the fund's exposure to foreign currencies that the Adviser believes may rise in value relative to the U.S. dollar or to shift the fund's exposure to foreign currency fluctuations from one country to another. For example, when the Adviser believes that the currency of a particular foreign country may suffer a substantial decline relative to the U.S. dollar or another currency, it may enter into a forward contract to sell the amount of the former foreign currency approximating the value of some or all of the fund's securities denominated in such foreign currency. These investment practices generally are referred to as "cross-currency hedging" when two foreign currencies are involved.

         At or before the maturity date of a forward contract requiring the fund to sell a currency, the fund may either sell a portfolio security and use the sale proceeds to make delivery of the currency or retain the security and offset its contractual obligation to deliver the currency by purchasing a second contract pursuant to which the fund will obtain, on the same maturity date, the same amount of the currency that it is obligated to deliver. Similarly, the fund may close out a forward contract requiring it to purchase a specified currency by entering into a second contract entitling it to sell the same amount of the same currency on the maturity date of the first contract. The fund would realize a gain or loss as a result of entering into such an offsetting forward contract under either circumstance to the extent the exchange rate between the currencies involved moved between the execution dates of the first contract and the offsetting contract.

         The precise matching of the forward contract amount and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date the forward contract is entered into and the date it matures. Accordingly, it may be necessary for the fund to purchase additional foreign currency on the spot (i.e., cash) market (and bear the expense of such purchase) if the market value of the security is less than the amount of foreign currency the fund is obligated to deliver and if a decision is made to sell the security and make delivery of the foreign currency. Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the portfolio security if its market value exceeds the amount of foreign currency the fund is obligated to deliver.

         The projection of short-term currency market movements is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain. Forward contracts involve the risk that currency movements will not be accurately predicted, causing the fund to sustain losses on these contracts and transaction costs. The fund may enter into forward contracts or maintain a net exposure to such contracts only if (1) the consummation of the contracts would not obligate the fund to deliver an amount of foreign currency in excess of the value of the fund's portfolio securities or other assets denominated in that currency or (2) the fund maintains cash or appropriate liquid securities in a segregated account with the fund's custodian, marked-to-market daily, in an amount not less than the value of the fund's total assets committed to the consummation of the contract. Under normal circumstances, consideration of the prospect for currency parities will be incorporated into the longer-term investment decisions made with regard to overall diversification strategies. However, the Adviser believes that it is important to have the flexibility to enter into such forward contracts when it determines that the best interests of the fund will be served.

         The cost to the fund of engaging in forward contracts varies with factors such as the currencies involved, the length of the contract period and the market conditions then prevailing. Because forward contracts are usually entered into on a principal basis, no fees or commissions are involved. The use of forward contracts does not eliminate fluctuations in the prices of the underlying securities the fund owns or intends to acquire, but it does fix a rate of exchange in advance. In addition, although forward contracts limit the risk of loss due to a decline in the value of the hedged currencies, at the same time, they limit any potential gain that might result should the value of the currencies increase.

         Although the fund values its assets daily in terms of U.S. dollars, it does not intend to convert its holdings of foreign currencies into U.S. dollars on a daily basis. The fund may convert foreign currency from time to time, and investors should be aware of the costs of currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to the fund at one rate, while offering a lesser rate of exchange should the fund desire to resell that currency to the dealer.

Foreign Currency Warrants:

         Foreign currency warrants entitle the holder to receive from their issuer an amount of cash (generally, for warrants issued in the United States, in U.S. dollars) that is calculated pursuant to a predetermined formula and based on the exchange rate between a specified foreign currency and the U.S. dollar as of the exercise date of the warrant. Foreign currency warrants generally are exercisable upon their issuance and expire as of a specified date and time. Foreign currency warrants have been issued in connection with U.S. dollar-denominated debt offerings by major corporate issuers in an attempt to reduce the foreign currency exchange risk that is inherent in the international fixed income/debt marketplace. The formula used to determine the amount payable upon exercise of a foreign currency warrant may make the warrant worthless unless the applicable foreign currency exchange rate moves in a particular direction.

         Foreign currency warrants are severable from the debt obligations with which they may be offered and may be listed on exchanges. Foreign currency warrants may be exercisable only in certain minimum amounts, and an investor wishing to exercise warrants who possesses less than the minimum number required for exercise may be required either to sell the warrants or to purchase additional warrants, thereby incurring additional transaction costs. In the case of any exercise of warrants, there may be a time delay between the time a holder of warrants gives instructions to exercise and the time the exchange rate relating to exercise is determined, during which time the exchange rate could change significantly, thereby affecting both the market and cash settlement values of the warrants being exercised.

         The expiration date of the warrants may be accelerated if the warrants are delisted from an exchange or if their trading is suspended permanently, which would result in the loss of any remaining "time value" of the warrants (i.e., the difference between the current market value and the exercise value of the warrants) and, in the case where the warrants were "out-of-the-money," in a total loss of the purchase price of the warrants. Warrants are generally unsecured obligations of their issuers and are not standardized foreign currency options issued by the Options Clearing Corporation ("OCC"). Unlike foreign currency options issued by OCC, the terms of foreign currency warrants generally will not be amended in the event of governmental or regulatory actions affecting exchange rates or in the event of the imposition of other regulatory controls affecting the international currency markets. The initial public offering price of foreign currency warrants is generally considerably in excess of the price that a commercial user of foreign currencies might pay in the interbank market for a comparable option involving significantly larger amounts of foreign currencies. Foreign currency warrants are subject to significant foreign exchange risk, including risks arising from complex political and economic factors.

Cover for Strategies Involving Options, Futures and Forward Contracts:

         The fund will not use leverage in its options, futures and forward contract strategies. The fund will not enter into an options, futures or forward currency strategy that exposes it to an obligation to another party unless it owns either (1) an offsetting ("covering") position in securities, currencies or other options, futures or forward contracts or (2) cash, receivables and appropriate liquid securities with a value sufficient to cover its potential obligations. The fund will comply with guidelines established by the SEC with respect to coverage of these strategies by mutual funds, and, if the guidelines so require, will set aside cash and/or appropriate liquid securities in a segregated account with its custodian in the amount prescribed, as marked-to-market daily. Securities, currencies or other options, futures or forward positions used for cover and securities held in a segregated account cannot be sold or closed out while the strategy is outstanding, unless they are replaced with similar assets. As a result, there is a possibility that the use of cover or segregation involving a large percentage of the fund's assets could impede portfolio management or the fund's ability to meet redemption requests or other current obligations.

                               Portfolio Turnover

         The portfolio turnover rate is computed by dividing the lesser of purchases or sales of securities for the period by the average value of portfolio securities for that period. Short-term securities are excluded from the calculation. For the years ended December 31, each fund's (other than Government Money Market) portfolio turnover rates were as follows:

Fund:                              1998          1997
- -----                              ----          ----
Government Intermediate            356%          252%
Investment Grade                   279%          259%
High Yield                         107%          116%

         Each fund anticipates that its annual portfolio turnover rate may exceed 300%. The funds may sell fixed-income securities and buy similar securities to obtain yield and take advantage of market anomalies, a practice which increases the turnover rate. A portfolio turnover rate over 100% will result in higher transaction costs paid by the funds. It may also increase the amount of net short-term capital gains, if any, realized by a fund.

                             Management of the Fund

         The fund's officers are responsible for the operation of the fund under the direction of the Board of Directors. The officers and directors of the fund, their date of birth and their principal occupations during the past five years are set forth below. An asterisk (*) indicates those officers and/or directors who are interested persons of the fund as defined by the 1940 Act. The business address of each officer and director is 100 Light Street, Baltimore, Maryland 21202, unless otherwise indicated.

         JOHN F. CURLEY, JR.*, [07/24/39] Chairman of the Board and Director; Retired Vice Chairman and Director of Legg Mason Wood Walker, Inc. and Legg Mason, Inc.; Chairman of the Board and Director / Trustee and President and Director/Trustee of the Legg Mason funds. Formerly: Director of Legg Mason Fund Adviser, Inc., and Western Asset Management Company (each a registered investment adviser); Officer and/or Director of various other affiliates of Legg Mason, Inc.

         EDMUND J. CASHMAN, JR.*, [08/31/36] Vice Chairman and Director; Senior Executive Vice President and Director of Legg Mason, Inc.; Officer and/or Director of various other affiliates of Legg Mason, Inc.; President and Director/Trustee of various Legg Mason funds.

         EDWARD A. TABER, III*, [08/25/43] President; Senior Executive Vice President of Legg Mason, Inc. and Legg Mason Wood Walker, Inc.; Vice Chairman and Director of Legg Mason Fund Adviser, Inc.; President/Director/Trustee of various Legg Mason funds.

         RICHARD G. GILMORE, [06/09/27] Director; 948 Kennett Way, West Chester, Pennsylvania. Independent Consultant. Director of CSS Industries, Inc. (diversified holding company engaged in manufacture and sale of decorative paper products, business forms, and specialty metal packaging); Director of PECO Energy Company (formerly Philadelphia Electric Company); Director/Trustee of all Legg Mason funds;. Formerly: Senior Vice President and Chief Financial Officer of Philadelphia Electric Company (now PECO Energy Company); Executive Vice President and Treasurer, Girard Bank, and Vice President of its parent holding company, the Girard Company (bank holding company) and Director of Finance, City of Philadelphia.

         ARNOLD L. LEHMAN, [07/18/44] Director; 200 Eastern Parkway, Brooklyn, New York. Director of the Brooklyn Museum of Art; Director/Trustee of all Legg Mason funds. Formerly: Director of the Baltimore Museum of Art.

         JILL E. McGOVERN, [08/29/44] Director; 400 Seventh St., NW, Washington, DC. Chief Executive Officer of the Marrow Foundation; Director/Trustee of all Legg Mason funds. Formerly: Executive Director of the Baltimore International Festival (January 1991 - March 1993).

         T. A. RODGERS, [10/22/34] Director; 2901 Boston Street, Baltimore, Maryland. Principal, T. A. Rodgers & Associates (management consulting); Director/Trustee of all Legg Mason funds. Formerly: Director and Vice President of Corporate Development, Polk Audio, Inc. (manufacturer of audio components) (1991-1992).

         The executive officers of the Corporation, other than those who also serve as directors, are:

         MARIE K. KARPINSKI*, [01/01/49] Vice President and Treasurer; Treasurer of Legg Mason Fund Adviser, Inc.; Vice President and Treasurer of the Legg Mason funds; Vice President of Legg Mason.

         KATHI D. BAIR*, [12/15/64] Secretary; Secretary of the Legg Mason funds; Assistant Treasurer of various Legg Mason funds.

         BRIAN M. EAKES*, [12/9/69 ] Assistant Treasurer and Assistant Secretary; Assistant Treasurer and Assistant Secretary of various Legg Mason funds; employee of Legg Mason, Inc. since July 1995. Formerly: Senior Associate
- - Audit of Coopers & Lybrand L.L.P. (Aug. 1992 - June 1995).

         Officers and directors of the fund who are "interested persons" of the fund, as defined in the 1940 Act, receive no salary or fees from the fund. Independent directors of the fund receive an annual retainer and a per meeting fee based on average net assets of each fund at December 31 of the previous year.

         The Nominating Committee of the Board of Directors is responsible for the selection and nomination of disinterested directors. The Committee is composed of Messrs. Gilmore and Lehman and Dr. McGovern, each of whom is a disinterested director as that term is defined in the 1940 Act.

         At March 31, 1999, the directors and officers of the Corporation beneficially owned, in the aggregate, less than 1% of each fund's outstanding Shares.

         Set forth below is a table which contains the name, address and percentage ownership of each person who is known by each fund to own beneficially and/or of record five percent or more of its outstanding shares as of April 1, 1999:

- ---------------------------------------- ------------------------------------- -------------------------------------
                                              Navigator U.S. Government        Navigator Investment Grade Portfolio
           Name and Address                     Intermediate Portfolio
- ---------------------------------------- ------------------------------------- -------------------------------------
Legg Mason Wood Walker, Inc.                              %                                     --
P.O. Box 1476
Baltimore, MD 21203-1476
(record)
- ---------------------------------------- ------------------------------------- -------------------------------------
Gardner Publications, Inc.                                %                                     --
Employees Savings Plan Trust
6915 Valley Ave.
Cincinnati, OH 45244
- ---------------------------------------- ------------------------------------- -------------------------------------
Cincinnati Inc. Employee Retirement                       %                                     --
Pension Plan
P.O. Box 11111
Cincinnati, Ohio 45211-0111
(record and beneficial)
- ---------------------------------------- ------------------------------------- -------------------------------------
Legg Mason Trust Company                                  --                                    %
(record)
Lorraine Coolick Revocable Living
Trust (beneficial)
7 East Redwood Street
Baltimore, MD 21202
- ---------------------------------------- ------------------------------------- -------------------------------------
Legg Mason Trust Company                                  --                                    %
(record)
Allan Coolick Revocable Living Trust
(beneficial)
7 East Redwood Street
Baltimore, MD 21202
- ---------------------------------------- ------------------------------------- -------------------------------------

         The following table provides certain information relating to the compensation of the Corporation's directors for the fiscal year ended December 31, 1998. None of the Legg Mason funds has any retirement plan for its directors and officers.

- ---------------------------------------- ------------------------------------ --------------------------------------
                                         Aggregate Compensation From Funds*     Total Compensation From Funds and
      Name of Person and Position                                               Fund Complex Paid to Directors**
- ---------------------------------------- ------------------------------------ --------------------------------------
John F. Curley, Jr. -
Chairman of the Board and Director
                                         None                                 None
- ---------------------------------------- ------------------------------------ --------------------------------------
Edward A. Taber, III -
President and Director                   None                                 None
- ---------------------------------------- ------------------------------------ --------------------------------------
Edmund J. Cashman, Jr.
Vice Chairman and Director               None                                 None
- ---------------------------------------- ------------------------------------ --------------------------------------
Richard G. Gilmore -                     $ 8,394                              $35,100
Director
- ---------------------------------------- ------------------------------------ --------------------------------------
Charles F. Haugh -                       $ 6,375                              $25,800
Director (A)
- ---------------------------------------- ------------------------------------ --------------------------------------
Arnold L. Lehman -                       $ 8,394                              $30,600
Director
- ---------------------------------------- ------------------------------------ --------------------------------------
Jill E. McGovern -                       $ 8,394                              $35,100
Director

- ---------------------------------------- ------------------------------------ --------------------------------------
T. A. Rodgers -                          $ 8,394                              $35,100
Director
- ---------------------------------------- ------------------------------------ --------------------------------------


(A)  Mr. Haugh retired as a director in September 1998.
* Represents fees paid to each director during the fiscal year ended December 31, 1998.
** Represents aggregate compensation paid to each director during the calendar year ended December 31, 1998. There are eleven open-end investment companies in the Legg Mason complex (with a total of twenty funds).

                              MANAGEMENT AGREEMENT

         Legg Mason Fund Adviser, Inc., 100 Light Street, Baltimore, MD 21202, serves as the manager for each fund under separate management agreements dated June 19, 1987 for Government Intermediate and Investment Grade, November 1, 1988 for Government Money Market and January 24, 1994 for High Yield (each a "Management Agreement"). Each Management Agreement provides that, subject to overall direction by the Board of Directors, the manager will manage the investment and other affairs of each fund. Under the Management Agreement, the manager is responsible for managing each fund's portfolio of securities and for making purchases and sales of securities consistent with the investment objectives and policies described in each fund's Prospectuses and this Statement of Additional Information. The manager is obligated to furnish each fund with office space and certain administrative services as well as executive and other personnel necessary for the operation of the funds. The manager and its affiliates also are responsible for the compensation of directors and officers of the Corporation who are employees of the manager and/or its affiliates. The manager has delegated the portfolio management functions for each fund to the adviser, Western Asset Management Company.

         The manager receives for its services a management fee, calculated daily and payable monthly, at annual rates of each fund's average daily net assets according to the following:

                                         Management Fee:
         Government Intermediate              0.55%
         Investment Grade                     0.60%
         High Yield                           0.65%
         Government Money Market              0.50%

         The manager has agreed to waive its fees and reimburse Government Intermediate and Investment Grade if and to the extent either fund's expenses (exclusive of taxes, interest, brokerage and extraordinary expenses) exceed during any month annual rates of the fund's average daily net assets for such month, or certain asset levels are achieved, whichever occurs first, in accordance with the following schedule:

Government Intermediate:


                                          Primary Shares

                  Rate       Expiration Date                 Asset Level
                  1.00%      August 1,1999                  $500 million
                  0.95%      April 30, 1996                 $400 million
                  0.90%      April 30, 1995                 $400 million
                  0.90%      October 31, 1994               $400 million

                                         Navigator Shares

                  Rate       Expiration Date                 Asset Level
                  0.50%      August 1, 1999                 $500 million
                  0.45%      April 30, 1996                 $400 million
                  0.40%      April 30, 1995                 $400 million

         For the years ended December 31, 1998, 1997 and 1996, the Manager received management fees of $1,836,004, $1,646,268,and $1,271,172, respectively (prior to fees waived of $668,052, $638,030, and $626,029, respectively), for Government Intermediate.

Investment Grade:
                                          Primary Shares


                  Rate       Expiration Date                 Asset Level
                  1.00%      August 1, 1999                 $250 million
                  0.90%      April 30, 1996                 $100 million
                  0.85%      April 30, 1995                 $100 million
                  0.85%      October 31, 1994               $100 million

                                         Navigator Shares

                  Rate       Expiration Date                 Asset Level
                  0.50%      August 1, 1999                 $250 million
                  0.40%      April 30, 1996                 $100 million


         For the years ended December 31, 1998, 1997 and 1996, the Manager received management fees of $858,091, $609,203,and $519,989, respectively (prior to fees waived of $500,620, $395,225, and $400,971, respectively), for Investment Grade.

         For the years ended December 31, 1998, 1997 and 1996, High Yield paid management fees of $3,035,999, $1,989,139, and $1,093,156, respectively, to the manager.

         During the fiscal years ended December 31, 1998, 1997 and 1996, Government Money Market paid management fees of $1,784,853, $1,670,048, and $1,658,682, respectively, to the manager.

         Under each Management Agreement, the manager will not be liable for any error of judgment or mistake of law or for any loss suffered by a fund in connection with the performance of the respective Management Agreement, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or losses resulting from willful misfeasance, bad faith or gross negligence in the performance of its duties or from reckless disregard of its obligations or duties thereunder.

         Each Management Agreement terminates automatically upon assignment and is terminable at any time without penalty by vote of the Corporation's Board of Directors, by vote of a majority of the outstanding voting securities of that fund or by the manager, on not less than 60 days' written notice to the other party, and may be terminated immediately upon the mutual written consent of the manager and the respective fund.

         Each fund pays all of its expenses which are not expressly assumed by the manager. These expenses include, among others, interest expense, taxes, brokerage fees and commissions, expenses of preparing and printing prospectuses, statements of additional information, proxy statements and reports and of distributing them to existing shareholders, custodian charges, transfer agency fees, organizational expenses, distribution fees to the funds' distributor, compensation of the independent directors, legal, accounting and audit expenses, insurance expenses, expenses of registering and qualifying shares of each fund for sale under federal and state law, governmental fees and expenses incurred in connection with membership in investment company organizations. Each fund also is liable for such nonrecurring expenses as may arise, including litigation to which a fund may be a party. Each fund may also have an obligation to indemnify the directors and officers of the Corporation with respect to any such litigation.

         Under each Management Agreement, each fund has the non-exclusive right to use the name "Legg Mason" until that Agreement is terminated, or until the right is withdrawn in writing by the manager.

         The manager is a wholly owned subsidiary of Legg Mason, Inc.

                          INVESTMENT ADVISORY AGREEMENT

         The adviser, Western Asset Management Company, 117 East Colorado Boulevard, Pasadena, CA 91105, an affiliate of Legg Mason, serves as investment adviser to each fund under separate Investment Advisory Agreements, dated June 19, 1987 for Government Intermediate and Investment Grade; November 1, 1988 for Government Money Market and January 24, 1994 for High Yield, between the adviser and the manager (each an "Advisory Agreement").

         Under the Advisory Agreement, the adviser is responsible, subject to the general supervision of the manager and the Corporation's Board of Directors, for the actual management of each fund's assets, including the responsibility for making decisions and placing orders to buy, sell or hold a particular security. For the adviser's services to each fund, the manager (not the fund) pays the adviser a fee, computed daily and payable monthly, at an annual rate of the fee received by the manager equal to the following:

Fund                                    Advisory Fee:
Government Intermediate                    .20%*
Investment Grade                            40%
Government Money Market                     30%
High Yield                                  77%

* Effective October 1, 1994, the adviser agreed to waive payments by the manager with respect to Government Intermediate in excess of 0.20% annually of Government Intermediate's average daily net assets. This does not affect the fee paid by the fund.

For the fiscal years ended December 31, 1998, 1997 and 1996, the manager paid the following fees to the adviser on behalf of the funds:

Fund:                                1998              1997              1996
- -----                                ----              ----              ----
Government Intermediate             $424,709         $598,643          $462,253
Investment Grade                    $142,988          $85,591           $47,237
High Yield                        $2,337,719       $1,530,286          $842,642
Government Money Market             $535,456         $501,014          $497,604

         Under each Advisory Agreement, the adviser will not be liable for any error of judgment or mistake of law or for any loss suffered by the manager or by a fund in connection with the performance of the Advisory Agreement, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard by it of its obligations or duties thereunder.

         Each Advisory Agreement terminates automatically upon assignment and is terminable at any time without penalty by vote of the Corporation's Board of Directors, by vote of a majority of each fund's outstanding voting securities, by the manager or by the adviser, on not less than 60 days' notice to the respective fund and/or the other party(ies). The Advisory Agreement terminates immediately upon any termination of the Management Agreement or upon the mutual written consent of the adviser, the manager and each fund.

         To mitigate the possibility that a fund will be affected by personal trading of employees, the Corporation, the manager and the adviser have adopted policies that restrict securities trading in the personal accounts of portfolio managers and others who normally come into advance possession of information on portfolio transactions. These policies comply, in all material respects, with the recommendations of the Investment Company Institute.

                             THE FUNDS' DISTRIBUTOR

         Legg Mason Wood Walker, Incorporated, 100 Light Street, Baltimore, Maryland, acts as distributor of each fund's shares pursuant to an Underwriting Agreement with the Corporation. The Underwriting Agreement obligates Legg Mason to pay certain expenses in connection with the offering of a fund's shares, including compensation to its financial advisors. Legg Mason also pays for the printing and distribution of prospectuses and periodic reports used in connection with the offering to prospective investors, after the prospectuses and reports have been prepared, set in type and mailed to shareholders at each fund's expense, and for supplementary sales literature and advertising costs.

         For the year ended December 31, 1998, Legg Mason incurred the following expenses with respect to Primary Shares of each fund:


                                     Government       Investment                         Government
                                    Intermediate         Grade          High Yield      Money Market
                                    ------------         -----          ----------      ------------
Compensation to sales                 1,004,000          422,000         1,438,000          233,000
personnel

Printing and mailing of
prospectuses to prospective
shareholders                             77,000          133,000           160,000          156,000

Advertising                              56,000           87,000           111,000          100,000

Other                                   655,000          897,000         1,461,000          738,000
                                        -------          -------         ---------          -------

Total expenses                        1,792,000        1,539,000         3,170,000        1,227,000
                               ================= ================ ================= ================

         The foregoing are estimated and do not include all expenses fairly allocable to Legg Mason's or its affiliates' efforts to distribute Primary Shares. The figures for "Other" include allocations of overhead amounts using methods believed by Legg Mason to be reasonable.


         Legg Mason does not receive any compensation from the funds for its activities in selling Navigator Shares.


         The Corporation has adopted a Distribution and Shareholder Services Plan ("Plan") which, among other things, permits it to pay Legg Mason fees for its services related to sales and distribution of Primary Shares and for the provision of ongoing services to Primary Class shareholders. Payments are made only from assets attributable to Primary Shares. The Plan was adopted, as required by Rule 12b-1 under the 1940 Act, by a vote of the Board of Directors on May 8, 1987 (for Government Intermediate and Investment Grade), October 27, 1988 (for Government Money Market) and October 22, 1993 (for High Yield), including a majority of the directors who are not "interested persons" of the Corporation as that term is defined in the 1940 Act and who have no direct or indirect financial interest in the operation of the Plan or the Underwriting Agreement ("12b-1 directors"). Continuation of the Plan was most recently approved by the Board of Directors on November 13, 1998, including a majority of the 12b-1 directors. In approving the continuance of the Plan, in accordance with the requirements of Rule 12b-1, the directors considered various factors, including the amount of the distribution fee. The directors determined that there is a reasonable likelihood that the Plan will continue to benefit each fund and its present and future Primary Class shareholders. The directors noted that, to the extent the Plan results in additional sales of Primary Shares of a fund, the Plan may enable the fund to achieve economies of scale that could reduce expenses and to minimize the prospects that the fund will experience net redemptions and the accompanying disruption of portfolio management. The Plan was also approved by the vote of a majority of Government Intermediate's and Investment Grade's outstanding Primary Shares on April 22, 1988.

         The Plan continues in effect only so long as it is approved at least annually by the vote of a majority of the Board of Directors, including a majority of the 12b-1 directors, cast in person at a meeting called for the purpose of voting on the Plan. The Plan may be terminated with respect to each fund by vote of a majority of the 12b-1 directors, or by vote of a majority of the outstanding voting Primary Class securities of a fund. Any change in the Plan that would materially increase the distribution cost to a fund requires Primary Class shareholder approval. Otherwise, the Plan may be amended by the directors, including a majority of the 12b-1 directors, as previously described.

         Rule 12b-1 requires that any person authorized to direct the disposition of monies paid or payable by a fund, pursuant to the Plan or any related agreement, shall provide to the Corporation's Board of Directors, and the directors shall review, at least quarterly, a written report of the amounts so expended and the purposes for which the expenditures were made. Rule 12b-1 also provides that a fund may rely on that Rule only if, while the Plan is in effect, the nomination and selection of the Corporation's independent directors is committed to the discretion of such independent directors.

         As compensation for its services and expenses, Legg Mason receives from the Corporation annual distribution and service fees each equivalent to 0.25% of each fund's average daily net assets (other than Government Money Market which has a fee of 0.10%) attributable to Primary Shares in accordance with the Plan. The distribution and service fees are computed daily and paid monthly. For the fiscal years ended December 31, 1998, 1997 and 1996, each fund paid distribution and service fees to Legg Mason, pursuant to the Underwriting Agreement from assets attributable to Primary Shares as follows:

         Government Intermediate paid $1,628,986, $1,459,883, and $1,135,296, respectively; Investment Grade paid $713,744, $506,442,and $432,122, respectively; and High Yield paid $2,328,481, $1,523,715,and $840,822, respectively.

         Pursuant to the Plan, Government Money Market is authorized to pay Legg Mason distribution and service fees not to exceed an annual rate of 0.20% of its average daily net assets. Legg Mason has agreed that it will not request payment of more than 0.10% annually from the fund indefinitely. For the years ended December 31, 1998 and 1997, Government Money Market paid $356,971 and $326,047 respectively to Legg Mason.

                      PORTFOLIO TRANSACTIONS AND BROKERAGE

         Under each Advisory Agreement, the adviser is responsible for the execution of portfolio transactions. Corporate and government debt securities are generally traded on the over-the-counter market on a "net" basis without a stated commission, through dealers acting for their own account and not as brokers. Prices paid to a dealer in debt securities generally include a "spread," which is the difference between the price at which the dealer is willing to purchase and sell the specific security at the time, and includes the dealer's normal profit. Some portfolio transactions may be executed through brokers acting as agent. In selecting brokers or dealers, the adviser must seek the most favorable price (including the applicable dealer spread) and execution for such transactions, subject to the possible payment as described below of higher brokerage commissions for agency transactions or spreads to broker-dealers who provide research and analysis. A fund may not always pay the lowest commission or spread available. Rather, in placing orders on behalf of a fund, the adviser also takes into account such factors as size of the order, difficulty of execution, efficiency of the executing broker's facilities (including the services described below) and any risk assumed by the executing broker.

         Consistent with the policy of most favorable price and execution, the adviser may give consideration to research, statistical and other services furnished by brokers or dealers to the adviser for its use, may place orders with broker-dealers who provide supplemental investment and market research and securities and economic analysis, and may, for agency transactions, pay to these broker-dealers a higher brokerage commission than may be charged by other broker-dealers. Such research and analysis may be useful to the adviser in connection with services to clients other than the funds. On the other hand, research and analysis received by the adviser from broker-dealers executing orders for clients other than the funds may be used for the fund's benefit. The adviser's fee is not reduced by reason of its receiving such brokerage and research services. For the years ended December 31, the following funds paid commissions to broker-dealers who acted as agents in executing options and futures trades.

Fund:                                 1998             1997              1996
- -----                                 ----             ----              ----
Government Intermediate             $86,235          $85,935           $25,230
Investment Grade                    $60,600          $51,240           $39,683

         No fund may buy securities from, or sell securities to, Legg Mason or its affiliated persons as principal. However, the Corporation's Board of Directors has adopted procedures in conformity with Rule 10f-3 under the 1940 Act whereby a fund may purchase securities that are offered in underwritings in which Legg Mason or any of its affiliated persons is a participant.

         Investment decisions for each fund are made independently from those of other funds and accounts advised by the adviser. However, the same security may be held in the portfolios of more than one fund or account. When two or more accounts simultaneously engage in the purchase or sale of the same security, the prices and amounts will be equitably allocated to each account. In some cases, this procedure may adversely affect the price or quantity of the security available to a particular account. In other cases, however, an account's ability to participate in large-volume transactions may produce better executions and prices.

                 ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

         Government Intermediate, Investment Grade and High Yield each offers two classes of shares, known as Primary Shares and Navigator Shares. Primary Shares are available from Legg Mason and certain of its affiliates. Navigator Shares are currently offered for sale only to Institutional Clients, to clients of Trust Company for which Trust Company exercises discretionary investment management responsibility, to qualified retirement plans managed on a discretionary basis and having net assets of at least $200 million, to clients of Bartlett who, as of December 19, 1996, were shareholders of Bartlett Short Term Bond Fund or Bartlett Fixed Income Fund and for whom Bartlett acts as ERISA fiduciary, and to any qualified retirement plan of Legg Mason, Inc., or of any of its affiliates. Navigator Shares may not be purchased by individuals directly, but Institutional Clients may purchase shares for Customer Accounts maintained for individuals. Primary Shares are available to all other investors. Government Money Market offers only one class of shares which corresponds to the Primary Class of other Legg Mason funds.

Future First Systematic Investment Plan and Transfer of Funds from Financial Institutions

         The Primary Shares Prospectus explains that you may buy additional Primary Shares through the Future First Systematic Investment Plan. Under this plan you may arrange for automatic monthly investments in Primary Shares of $50 or more by authorizing Boston Financial Data Services ("BFDS"), the funds' transfer agent, to transfer funds to be used to buy Primary Shares at the per share net asset value determined on the day the funds are sent to your bank. You will receive a quarterly account statement. You may terminate the Future First Systematic Investment Plan at any time without charge or penalty. Forms to enroll in the Future First Systematic Investment Plan are available from any Legg Mason or affiliated office.

         Investors in Primary Shares may also buy additional Primary Shares through a plan permitting transfers of funds from a financial institution. Certain financial institutions may allow the investor, on a pre-authorized basis, to have $50 or more automatically transferred monthly for investment in shares of a fund to:

                      Legg Mason Wood Walker, Incorporated
                                Funds Processing
                                  P.O. Box 1476
                         Baltimore, Maryland 21203-1476

         If the investor's check is not honored by the institution it is drawn on, the investor may be subject to extra charges in order to cover collection costs. These charges may be deducted from the investor's shareholder account.

Systematic Withdrawal Plan

         If you own Primary Shares with a net asset value of $5,000 or more, you may also elect to make systematic withdrawals from your fund account of a minimum of $50 on a monthly basis. The amounts paid to you each month are obtained by redeeming sufficient Primary Shares from your account to provide the withdrawal amount that you have specified. The Systematic Withdrawal Plan is not currently available for shares held in an Individual Retirement Account, Simplified Employee Pension Plan, Savings Incentive Match Plan for Employees or other qualified retirement plan (collectively referred to as "Retirement Plans"). You may change the monthly amount to be paid to you without charge not more than once a year by notifying your Financial Advisor or Service Provider. Redemptions will be made at the Primary Shares' net asset value per share determined as of the close of regular trading on the New York Stock Exchange ("Exchange") on the first day of each month. If the Exchange is not open for business on that day, the shares will be redeemed at the Primary Shares' per share net asset value determined as of the close of regular trading on the Exchange on the preceding business day. The check for the withdrawal payment will usually be mailed to you on the next business day following redemption. If you elect to participate in the Systematic Withdrawal Plan, dividends and other distributions on all Primary Shares in your account must be automatically reinvested in Primary Shares. You may terminate the Systematic Withdrawal Plan at any time without charge or penalty. Each fund, its transfer agent, and Legg Mason also reserve the right to modify or terminate the Systematic Withdrawal Plan at any time.

         Withdrawal payments are treated as a sale of shares rather than as a dividend or other distribution. These payments are taxable to the extent that the total amount of the payments exceeds the tax basis of the shares sold. If the periodic withdrawals exceed reinvested dividends and other distributions, the amount of your original investment may be correspondingly reduced.

         Ordinarily, you should not purchase additional shares of the fund in which you have an account if you maintain a Systematic Withdrawal Plan because you may incur tax liabilities in connection with such purchases and withdrawals. Each fund will not knowingly accept purchase orders from you for additional shares if you maintain a Systematic Withdrawal Plan unless your purchase is equal to at least one year's scheduled withdrawals. In addition, if you maintain a Systematic Withdrawal Plan you may not make periodic investments under the Future First Systematic Investment Plan.

The following information applies only to Government Money Market:

Conversion to Federal Funds

         A cash deposit made after the daily cashiering deadline of the Legg Mason office in which the deposit is made will be credited to your Legg Mason brokerage account ("Brokerage Account") on the next business day following the day of deposit, and the resulting free credit balance will be invested on the second business day following the day of receipt.

Legg Mason Premier Asset Management Account/VISA Account

         Shareholders of the fund who have cash or negotiable securities (including Government Money Market shares) valued at $20,000 or more in accounts with Legg Mason may subscribe to Legg Mason's Premier Asset Management Account ("Premier"). This program provides a direct link between a shareholder's Government Money Market account and his or her Brokerage Account. Premier provides shareholders with a convenient method to invest in the fund through their Brokerage Account, which includes automatic daily investment of free credit balances of $100 or more and automatic weekly investment of free credit balances of less than $100 into your designated money market fund.

         Premier is a comprehensive financial service which combines a shareholder's fund account, a preferred customer VISA Gold debit card, a Legg Mason Brokerage Account and unlimited checkwriting with no minimum check amount. Premier is offered as an exclusive preferred customer service for shareholders of certain Legg Mason funds.

         The VISA Gold debit card may be used to purchase merchandise or services from merchants honoring VISA or to obtain cash advances (which a bank may limit to $5,000 or less, per account per day) from any bank honoring VISA.

         Checks, VISA charges and cash advances are posted to the shareholder's margin account and create automatic same day redemptions if shares are available in the fund. If fund shares have been exhausted, the debits will remain in the margin account, reducing the cash available. The shareholder will receive one consolidated monthly statement which details all fund transactions, securities activity, check writing activity and VISA Gold purchases and cash advances.

         BancOne Columbus ("BancOne"), 757 Carolyn Avenue, Columbus, Ohio 43271, is the fund's agent for processing payment of VISA Gold debit card charges and clearance of checks written on the Premier Account. Shareholders are subject to BancOne's rules and regulations governing VISA accounts, including the right of BancOne not to honor VISA drafts in amounts exceeding the authorization limit of the shareholder's account at the time the VISA draft is presented for payment. The authorization limit is determined daily by taking the shareholder's fund account balance and subtracting (1) all shares purchased by other than federal funds wired within 15 days; (2) all shares for which certificates have been issued; and (3) any previously authorized VISA transaction.

Preferred Customer Card Services

         Unlike some other investment programs which offer the VISA card privilege, Premier also includes travel/accident insurance at no added cost when shareholders purchase travel tickets with their Premier VISA Gold debit card. Coverage is provided through VISA and extends up to $250,000.

         If a VISA Gold debit card is lost or stolen, the shareholder should report the loss immediately by contacting Legg Mason directly between the hours of 8:30 a.m. and 5:00 p.m., or BancOne collect after hours at 1-614-248-4242. Those shareholders who subscribe to the Premier VISA account privilege may be liable for the unauthorized use of their VISA Gold debit card in amounts up to $50.

         Legg Mason is responsible for all Premier VISA Gold debit card inquiries as well as billing and account resolutions. Simply call Legg Mason Premier Client Services directly between 8:30 a.m. and 5:00 p.m., Eastern time, at 1-800-253-0454 or 1-410-528-2066 with your account inquiries.

Automatic Purchases of Fund Shares

         For shareholders participating in the Premier program who sell shares held in their Brokerage Account, any free credit balances of $100 or more resulting from any such sale will automatically be invested in shares of the fund on the same business day the proceeds of sale are credited to the Brokerage Account. Free credit balances of less than $100 will be invested in fund shares weekly.

         Free credit balances arising from sales of Brokerage Account shares for cash (i.e., same day settlement), redemption of debt securities, dividend and interest payments and cash deposits of $100 or more will be invested automatically in fund shares on the next business day following the day the transaction is credited to the Brokerage Account.

         Fund shares will receive the next dividend declared following purchase (normally 12:00 noon, Eastern time, on the following business day). A purchase order will not become effective until cash in the form of federal funds is received by the fund.

How to Open a Premier Account

         To subscribe to Premier services, clients must contact Legg Mason to execute both a Premier Agreement with Legg Mason and a VISA Account Application with BancOne. Legg Mason charges a fee for the Premier service, which is currently $85 per year for individuals and $100 per year for businesses and corporations. Legg Mason reserves the right to alter or waive the conditions upon which a Premier Account may be opened. Both Legg Mason and BancOne reserve the right to terminate or modify any shareholder's Premier services at their discretion.

         You may request Premier Account Status by filling out the Premier Asset Management Account Agreement and Check Application which can be obtained from your Financial Advisor or Service Provider. You will receive your VISA Gold debit card (if applicable) from BancOne. The Premier VISA Gold debit card may be used at over 8 million locations, including 23,000 ATMs, in 24 countries around the world. Premier checks will be sent to you directly. There is no limit to the number of checks you may write against your Premier account.

         Shareholders should be aware that the various features of the Premier program are intended to provide easy access to assets in their accounts and that the Premier Account is not a bank account. Additional information about the Premier program is available by calling your Financial Advisor or Service Provider or Legg Mason's Premier Client Services.

Other Information Regarding Redemption

         Government Money Market reserves the right to modify or terminate the check, wire, telephone or VISA Gold card redemption services described in the Prospectus and this Statement of Additional Information at any time.

         You may request Government Money Market's checkwriting service by sending a written request to Legg Mason. State Street will supply you with checks which can be drawn on an account of Government Money Market maintained with State Street. When honoring a check presented for payment, the fund will cause State Street to redeem exactly enough full and fractional shares from your account to cover the amount of the check. Canceled checks will be returned to you.

         Check redemption is subject to State Street's rules and regulations governing checking accounts. Checks should not be used to close a Government Money Market account because when the check is written you will not know the exact value of the account, including accrued dividends, on the day the check clears. Persons obtaining certificates for their shares may not use the checkwriting service.

For all of the funds:

         The date of payment for a redemption may not be postponed for more than seven days, and the right of redemption may not be suspended, except (i) for any period during which the Exchange is closed (other than for customary weekend and holiday closings), (ii) when trading in markets a fund normally utilizes is restricted, or an emergency, as defined by rules and regulations of the SEC, exists, making disposal of that fund's investments or determination of its net asset value not reasonably practicable, or (iii) for such other periods as the SEC by regulation or order may permit for protection of a fund's shareholders. In the case of any such suspension, you may either withdraw your request for redemption or receive payment based upon the net asset value next determined after the suspension is lifted.

         Each fund reserves the right, under certain conditions, to honor any request or combination of requests for redemption from the same shareholder in any 90-day period, totaling $250,000 or 1% of the net assets of the fund, whichever is less, by making payment in whole or in part by securities valued in the same way as they would be valued for purposes of computing that fund's net asset value per share. If payment is made in securities, a shareholder should expect to incur brokerage expenses in converting those securities into cash and will be subject to fluctuation in the market price of those securities until they are sold. Each fund does not redeem "in kind" under normal circumstances, but would do so where the Adviser determines that it would be in the best interests of the shareholders as a whole.

                            VALUATION OF FUND SHARES

For Government Intermediate, Investment Grade and High Yield:

         Net asset value of a fund share is determined daily for each Class as of the close of the Exchange, on every day that the Exchange is open, by subtracting liabilities attributable to that Class, from total assets attributable to that Class, and dividing the result by the number of shares of that Class outstanding. Pricing will not be done on days when the Exchange is closed. The Exchange currently observes the following holidays: New Year's Day, Martin Luther King, Jr. Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas. When market quotations for institutional size positions are readily available portfolio securities are valued based upon market quotations. Where such market quotations are not readily available, securities are valued based upon appraisals received from a pricing service using a computerized matrix system or based upon appraisals derived from information concerning the security or similar securities received from recognized dealers in those securities. The methods used by the pricing service and the quality of the valuations so established are reviewed by the Adviser under the general supervision of the Corporation's Board of Directors. The amortized cost method of valuation is used with respect to obligations with 60 days or less remaining to maturity unless the Adviser determines that this does not represent fair value. All other assets are valued at fair value as determined in good faith, by or under the direction of the Corporation's Board of Directors. Premiums received on the sale of put and call options are included in net asset value of each class, and the current market value of options sold by the fund will be subtracted from net assets of each class.

For Government Money Market:

         Government Money Market attempts to stabilize the value of a share at $1.00. Net asset value will not be calculated on days when the Exchange is closed.

         Use of the Amortized Cost Method The directors have determined that the interests of shareholders are best served by using the amortized cost method for determining the value of portfolio instruments. Under this method, portfolio instruments are valued at the acquisition cost, as adjusted for amortization of premium or accumulation of discount, rather than at current market value. The Board of Directors continually assesses the appropriateness of this method of valuation.

     The fund's use of the amortized cost method of valuing portfolio instruments depends on its compliance with Rule 2a-7 under the 1940 Act. Under that Rule, the directors must establish procedures reasonably designed to stabilize the net asset value per share, as computed for purposes of distribution and redemption, at $1.00 per share, taking into account current market conditions and the fund's investment objective.

         Monitoring Procedures The fund's procedures include monitoring the relationship between the amortized cost value per share and the net asset value per share based upon available indications of market value. If there is a difference of more than 0.5% between the two, the directors will take any steps they consider appropriate (such as shortening the dollar-weighted average portfolio maturity) to minimize any material dilution or other unfair results arising from differences between the two methods of determining net asset value.

         Investment Restrictions Rule 2a-7 requires the fund to limit its investments to instruments that, (i)in the opinion of the Adviser, present minimal credit risk and (ii) (a) are rated in one of the two highest rating categories by at least two NRSROs (or one, if only one NRSRO has rated the security) or, (b) if unrated, are determined to be of comparable quality by the Adviser, all pursuant to procedures determined by the Board of Directors ("Eligible Securities"). The fund may invest no more than 5% of its total assets in securities that are Eligible Securities but have not been rated in the highest short-term ratings category by at least two NRSROs (or by one NRSRO, if only one NRSRO has assigned the obligation a short-term rating) or, if the obligations are unrated, determined by the Adviser to be of comparable quality ("Second Tier Securities"). In addition, the fund will not invest more than 1% of its total assets or $1 million (whichever is greater) in the Second Tier Securities of a single issuer. The Rule requires the fund to maintain a dollar-weighted average portfolio maturity appropriate to the objective of maintaining a stable net asset value of $1.00 per share and in any event not more than 90 days. In addition, under the Rule, no instrument with a remaining maturity (as defined in the Rule) of more than 397 days can be purchased by the fund; except that the fund may hold securities with remaining maturities greater than 397 days as collateral for repurchase agreements and other collateralized transactions of short duration.

         Should the disposition of a portfolio security result in a dollar-weighted average portfolio maturity of more than 90 days, the fund will invest its available cash to reduce the average maturity to 90 days or less as soon as possible.

         It is the fund's usual practice to hold portfolio securities to maturity and realize par, unless the Adviser determines that sale or other disposition is appropriate in light of the fund's investment objective. Under the amortized cost method of valuation, neither the amount of daily income nor the net asset value is affected by any unrealized appreciation or depreciation of the portfolio.

         In periods of declining interest rates, the indicated daily yield on shares of the fund, computed by dividing the annualized daily income on the fund's investment portfolio by the net asset value computed as above, may tend to be higher than a similar computation made by using a method of valuation based upon market prices and estimates.

         In periods of rising interest rates, the indicated daily yield on shares of the fund computed the same way may tend to be lower than a similar computation made by using a method of calculation based upon market prices and estimates.

                           ADDITIONAL TAX INFORMATION

         The following is a general summary of certain federal tax considerations affecting each fund and its shareholders. Investors are urged to consult their own tax advisers for more detailed information regarding any federal, state or local taxes that may apply to them.


General

         For federal tax purposes, each fund is treated as a separate corporation. In order to continue to qualify for treatment as a regulated investment company ("RIC") under the Internal Revenue Code of 1986, as amended ("Code"), each fund must distribute annually to its shareholders at least 90% of its investment company taxable income (generally, net investment income, any net short-term capital gain and, in the case of High Yield, any net gains from certain foreign currency transactions) ("Distribution Requirement") and must meet several additional requirements. For each fund, these requirements include the following: (1) The fund must derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of securities (or foreign currencies in the case of High Yield), or other income (including gains from options or futures contracts (or forward contracts in the case of High Yield)) derived with respect to its business of investing in securities (or those currencies in the case of High Yield)("Income Requirement"); (2) at the close of each quarter of a fund's taxable year, at least 50% of the value of its total assets must be represented by cash and cash items, U.S. government securities, securities of other RICs and other securities, with those other securities limited, in respect of any one issuer, to an amount that does not exceed 5% of the value of the fund's total assets; and (3) at the close of each quarter of a fund's taxable year, not more than 25% of the value of its total assets may be invested in securities (other than U.S. government securities or the securities of other RICs) of any one issuer. If any fund failed to qualify for treatment as a RIC for any taxable year, (i) it would be taxed at corporate rates on the full amount of its taxable income for that year without being able to deduct the distributions it makes to its shareholders and (ii) the shareholders would treat all those distributions, including distributions of net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss), as dividends (that is, ordinary income) to the extent of the fund's earnings and profits. In addition, the fund could be required to recognize unrealized gains, pay substantial taxes and interest, and make substantial distributions before requalifying for RIC treatment.


         Each fund will be subject to a nondeductible 4% excise tax ("Excise Tax") to the extent it fails to distribute by the end of any calendar year substantially all of its ordinary income for that year and capital gain net income for the one-year period ending on October 31 of that year, plus certain other amounts. For this and other purposes, dividends and other distributions declared by a fund in December of any year and payable to shareholders of record on a date in that month will be deemed to have been paid by that fund and received by the shareholders on December 31 if the distributions are paid by the fund during the following January. Accordingly, those dividends and other distributions will be taxed to the shareholders for the year in which that December 31 falls.

The following applies only to Government Intermediate, Investment Grade and High
Yield:

         If fund shares are sold at a loss after being held for six months or less, the loss will be treated as a long-term, instead of a short-term, capital loss to the extent of any capital gain distributions received on those shares. Investors also should be aware that if shares are purchased shortly before the record date for any dividend or other distribution, the investor will pay full price for the shares and receive some portion of the price back as a taxable distribution.

         Dividends and interest received by a fund, and gains realized thereby, may be subject to income, withholding or other taxes imposed by foreign countries and U.S. possessions that would reduce the yield and/or total return on its securities. Tax conventions between certain countries and the United States may reduce or eliminate these foreign taxes, however, and many foreign countries do not impose taxes on capital gains in respect of investments by foreign investors.


Hedging Instruments

         The use of hedging instruments, such as writing (selling) and purchasing options and futures contracts and, in the case of High Yield, entering into forward contracts, involves complex rules that will determine for income tax purposes the amount, character and timing of recognition of the gains and losses a fund realizes in connection therewith. Gains from High Yield's disposition of foreign currencies (except certain gains that may be excluded by future regulations), and gains from options, futures and, in the case of High Yield, forward currency contracts derived with respect to its business of investing in securities (or, in the case of High Yield, foreign currencies) will qualify as permissible income under the Income Requirement.

         Certain futures and foreign currency contracts in which a fund may invest will be "section 1256 contracts." Section 1256 contracts held by a fund at the end of each taxable year, other than section 1256 contracts that are part of a "mixed straddle" with respect to which the fund has made an election not to have the following rules apply, must be "marked-to-market" (that is, treated as having been sold for their fair market value) for federal income tax purposes, with the result that unrealized gains or losses will be treated as though they were realized. Sixty percent of any net gain or loss recognized on these deemed sales, and 60% of any net realized gain or loss from any actual sales of section 1256 contracts, will be treated as long-term capital gain or loss, and the balance will be treated as short-term capital gain or loss. These rules may operate to increase the amount that a fund must distribute to satisfy the Distribution Requirement, which will be taxable to its shareholders as ordinary income, and to increase the net capital gain recognized by a fund, without in either case increasing the cash available to the fund.

         Code section 1092 (dealing with straddles) also may affect the taxation of options, futures and forward contracts in which a fund may invest. Section 1092 defines a "straddle" as offsetting positions with respect to actively traded personal property; for these purposes, options, futures and forward contracts are personal property. Under that section, any loss from the disposition of a position in a straddle generally may be deducted only to the extent the loss exceeds the unrealized gain on the offsetting positions(s) of the straddle. The regulations under section 1092 also provide certain "wash sale" rules, which apply to transactions where a position is sold at a loss and a new offsetting position is acquired within a prescribed period, and "short sale" rules applicable to straddles. If a fund makes certain elections, the amount, character and timing of the recognition of gains and losses from the affected straddle positions would be determined under rules that vary according to the elections made. Because only a few of the regulations implementing the straddle rules have been promulgated, the tax consequences to a fund of straddle transactions are not entirely clear.

         If a fund has an "appreciated financial position" -- generally, an interest (including an interest through an option, futures or forward contract or short sale) with respect to any stock, debt instrument (other than "straight debt") or partnership interest the fair market value of which exceeds its adjusted basis -- and enters into a "constructive sale" of the same or substantially similar property, the fund will be treated as having made an actual sale thereof, with the result that gain will be recognized at that time. A constructive sale generally consists of a short sale, an offsetting notional principal contract or futures or forward contract entered into by a fund or a related person with respect to the same or substantially similar property. In addition, if the appreciated financial position is itself a short sale or such a contract, acquisition of the underlying property or substantially similar property will be deemed a constructive sale. The foregoing will not apply, however, to any transaction during any taxable year that otherwise would be treated as a constructive sale if the transaction is closed within 30 days after the end of that year and a fund holds the appreciated financial position unhedged for 60 days after that closing (i.e., at no time during that 60 day period is the fund's risk of loss regarding that position reduced by reason of certain specified transactions with respect to substantially similar or related property, such as having an option to sell, being contractually obligated to sell, making a short sale, or granting an option to buy substantially identical stock or securities.


Zero Coupon and Pay-in-Kind Bonds

         Each fund may acquire zero coupon bonds or other debt securities issued with original issue discount. As a holder of those securities, a fund must include in its income the original issue discount that accrues on the securities during the taxable year, even if it receives no corresponding payment on the securities during the year. Similarly, High Yield must include in its gross income securities it receives as "interest" on pay-in-kind securities. Because each fund annually must distribute substantially all of its investment company taxable income, including any earned original issue discount and other non-cash income, to satisfy the Distribution Requirement and avoid imposition of the Excise Tax, it may be required in a particular year to distribute as a dividend an amount that is greater than the total amount of cash it actually receives. Those distributions will be made from a fund's cash assets or from the proceeds of sales of portfolio securities, if necessary. A fund may realize capital gains or losses from those sales, which would increase or decrease its investment company taxable income and/or net capital gain.

The following information applies only to High Yield:

Passive Foreign Investment Companies

         The fund may invest in the stock of "passive foreign investment companies" ("PFICs"). A PFIC is a foreign corporation -- other than a "controlled foreign corporation" (i.e., a foreign corporation in which, on any day during its taxable year, more than 50% of the total voting power of all voting stock therein or the total value of all stock therein is owned, directly, indirectly, or constructively, by "U.S. shareholders," defined as U.S. persons that individually own, directly, indirectly, or constructively, at least 10% of that voting power) as to which the fund is a U.S. shareholder -- that, in general, meets either of the following tests: (1) at least 75% of its gross income is passive or (2) an average of at least 50% of its assets produce, or are held for the production of, passive income. Under certain circumstances, the fund will be subject to federal income tax on a portion of any "excess distribution" received on the stock of a PFIC or of any gain on disposition of that stock (collectively "PFIC income"), plus interest thereon, even if the fund distributes the PFIC income as a taxable dividend to its shareholders. The balance of the PFIC income will be included in the fund's investment company taxable income and, accordingly, will not be taxable to it to the extent that income is distributed to its shareholders.

         If the fund invests in a PFIC and elects to treat the PFIC as a "qualified electing fund" ("QEF"), then in lieu of the foregoing tax and interest obligation, the fund would be required to include in income each year its pro rata share of the QEF's annual ordinary earnings and net capital gain -- which probably would have to be distributed by the fund to satisfy the Distribution Requirement and avoid imposition of the Excise Tax -- even if those earnings and gain were not distributed to the fund by the QEF. In most instances it will be very difficult, if not impossible, to make this election because of certain requirements thereof.

         The fund may elect to "mark to market" its stock in any PFIC. "Marking-to-market," in this context, means including in ordinary income each taxable year the excess, if any, of the fair market value of the stock over the fund's adjusted basis therein as of the end of that year. Pursuant to the election, the fund also will be allowed to deduct (as an ordinary, not capital, loss) the excess, if any, of its adjusted basis in PFIC stock over the fair market value thereof as of the taxable year-end, but only to the extent of any net mark-to-market gains with respect to that stock included in income by the fund for prior taxable years. The fund's adjusted basis in each PFIC's stock subject to the election will be adjusted to reflect the amounts of income included and deductions taken thereunder. Regulations proposed in 1992 would provide a similar election with respect to the stock of certain PFICs.


Foreign Currencies

         Gains or losses (1) from the disposition of foreign currencies, (2) from the disposition of a debt security denominated in a foreign currency that are attributable to fluctuations in the value of the foreign currency between the dates of acquisition and disposition of the security, and (3) that are attributable to fluctuations in exchange rates that occur between the time the fund accrues dividends, interest or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time the fund actually collects the receivables or pays the liabilities generally will be treated as ordinary income or ordinary loss. These gains or losses, referred to under the Code as "section

988" gains or losses, may increase or decrease the amount of the fund's investment company taxable income to be distributed to its shareholders.


Miscellaneous

         If the fund invests in shares of common stock or preferred stock or otherwise holds dividend-paying securities as a result of exercising a conversion privilege, a portion of the dividends from its investment company taxable income (whether paid in cash or reinvested in additional fund shares) may be eligible for the dividends-received deduction allowed to corporations. The eligible portion may not exceed the aggregate dividends received by the fund from U.S. corporations. However, dividends received by a corporate shareholder and deducted by it pursuant to the dividends-received deduction are subject indirectly to the federal alternative minimum tax.

                          TAX-DEFERRED RETIREMENT PLANS

         In general, income earned through the investment of assets of qualified retirement accounts and plans is not taxed to the beneficiaries thereof until the income is distributed to them. Investors who are considering establishing such a plan should consult their attorneys or other tax advisers with respect to individual tax questions. The option of investing in these plans through regular payroll deductions may be arranged with your Financial Advisor or Service Provider and your employer. Additional information with respect to these plans is available upon request from Legg Mason or affiliated financial advisor.


         Traditional IRA. Certain Primary Share investors may obtain tax advantages by establishing an IRA. Specifically, except as noted below, if neither you nor your spouse is an active participant in a qualified employer or government retirement plan, or if either you or your spouse is an active participant and your adjusted gross income does not exceed a certain level, each of you may deduct cash contributions made to an IRA in an amount for each taxable year not exceeding the lesser of 100% of your earned income or $2,000. A married investor who is not an active participant in such a plan and files a joint income tax return with his or her spouse (and their combined adjusted gross income does not exceed $150,000) is not affected by the spouse's active participant status. In addition, if your spouse is not employed and you file a joint return, you may establish a separate IRA for your spouse and contribute up to a total of $4,000 to the two IRAs, provided that neither contribution exceeds $2,000. If your employer's plan qualifies as a SIMPLE, permits voluntary contributions and meets certain requirements, you may make voluntary contributions to that plan that are treated as deductible IRA contributions.


         Even if you are not in one of the categories described in the preceding paragraph, you may find it advantageous to invest in Primary Shares through nondeductible IRA contributions, up to certain limits, because all dividends and other distributions on your Primary Shares are then not immediately taxable to you or the IRA; they become taxable only when distributed to you. To avoid penalties, your interest in an IRA must be distributed, or start to be distributed, to you not later than the end of the taxable year in which you attain age 70 1/2. Distributions made before age 59 1/2, in addition to being taxable, generally are subject to a penalty equal to 10% of the distribution, except in the case of death or disability or where the distribution is rolled over into another qualified plan or certain other situations.


         Roth IRA. A shareholder whose adjusted gross income (or combined adjusted gross income with his or her spouse) does not exceed certain levels may establish and contribute up to $2,000 per tax year to a Roth IRA. In addition, for a shareholder whose adjusted gross income does not exceed $100,000 (or is not married filing a separate return), certain distributions from traditional IRAs may be rolled over to a Roth IRA and any of the shareholder's traditional IRAs may be converted to a Roth IRA; these rollover distributions and conversions are, however, subject to federal income tax.


         Contributions to a Roth IRA are not deductible; however, earnings accumulate tax-free in a Roth IRA, and withdrawals of earnings are not subject to federal income tax if the account has been held for at least five years (or in the case of earnings attributable to rollover contributions from or conversions of a traditional IRA, the rollover or conversion occurred more than five years before the withdrawal) and the account holder has reached age 59 1/2 (or certain other conditions apply).

         Education IRA. Although not technically for retirement savings, Education IRAs provide a vehicle for saving for a child's higher education. An Education IRA may be established for the benefit of any minor and any person whose adjusted gross income does not exceed certain levels may contribute to an

Education IRA, provided that no more than $500 may be contributed for any year to Education IRAs for the same beneficiary. Contributions are not deductible and may not be made after the beneficiary reaches age 18; however, earnings accumulate tax-free, and withdrawals are not subject to tax if used to pay the qualified higher education expenses of the beneficiary (or transferred to an Education IRA of a qualified family member).

Simplified Employee Pension Plan -- SEP

         Legg Mason makes available to corporate and other employers a SEP for investment in Primary Shares.


Savings Incentive Match Plan for Employees - SIMPLE

            An employer with no more than 100 employees that does not maintain another retirement plan instead may establish a SIMPLE either as separate IRAs or as part of a Code section 401(k) plan. A SIMPLE, which is not subject to the complicated nondiscrimination rules that generally apply to qualified retirement plans, will allow certain employees to make elective contributions of up to $6,000 per year and will require the employer to make either matching contributions up to 3% of each such employee's salary or a 2% nonelective contribution.

Withholding at the rate of 20% is required for federal income tax purposes on certain distributions (excluding, for example, certain periodic payments) from the foregoing retirement plans (except IRAs and SEPs), unless the recipient transfers the distribution directly to an "eligible retirement plan" (including IRAs and other qualified plans) that accepts those distributions. Other distributions generally are subject to regular wage withholding at the rate of 10% (depending on the type and amount of the distribution), unless the recipient elects not to have any withholding apply. Primary Share investors should consult their plan administrator or tax adviser for further information.

                                               PERFORMANCE INFORMATION

For Government Intermediate, Investment Grade and High Yield:

         Total Return Calculations Average annual total return quotes used in a fund's advertising and other promotional materials ("performance advertisements") are calculated separately for each Class according to the following formula:

       P(1+T)(n) = ERV
where  P                 =       a hypothetical initial payment of $1,000
       T                 =       average annual total return
       n                 =       number of years
       ERV               =       ending redeemable value of a
                                 hypothetical $1,000 payment made at the
                                 beginning of that period.

         Under the foregoing formula, the time periods used in performance advertisements will be based on rolling calendar quarters, updated at least to the last day of the most recent quarter prior to submission of the performance advertisements for publication. Total return, or "T" in the formula above, is computed by finding the average annual change in the value of an initial $1,000 investment over the period. In calculating the ending redeemable value, all dividends and other distributions by a fund are assumed to have been reinvested at net asset value on the reinvestment dates during the period.
         Yield Yields used in a fund's performance advertisements for each Class of Shares are calculated by dividing a fund's net investment income for a 30-day period ("Period") attributable to that Class, by the average number of shares in that Class entitled to receive dividends during the Period, and expressing the result as an annualized percentage (assuming semi-annual compounding) of the maximum offering price per share at the end of the Period. Yield quotations are calculated according to the following formula:

         Yield     =   2 [(a-b +1)(6) - 1]
                           ------
                            cd
     where:    a   =   interest earned during the Period
               b   =   expenses accrued for the Period (net of reimbursements)
               c   =   the average daily number of shares  outstanding during
                       the Period that were entitled to receive dividends
               d   =   the maximum offering price per share on the last day of
                       the Period.

         Except as noted below, in determining interest earned during the Period (variable "a" in the above formula), a fund calculates interest earned on each debt obligation held by it during the Period by (1) computing the obligation's yield to maturity based on the market value of the obligation (including actual accrued interest) on the last business day of the Period or, if the obligation was purchased during the Period, the purchase price plus accrued interest and
(2) dividing the yield to maturity by 360, and multiplying the resulting quotient by the market value of the obligation (including actual accrued interest). Once interest earned is calculated in this fashion for each debt obligation held by the fund, interest earned during the Period is then determined by totaling the interest earned on all debt obligations. For the purposes of these calculations, the maturity of an obligation with one or more call provisions is assumed to be the next call date on which the obligation reasonably can be expected to be called or, if none, the maturity date.

         With respect to the treatment of discount and premium on mortgage-backed and other asset-backed obligations that are expected to be subject to monthly payments of principal and interest ("paydowns"): (1) a fund accounts for gain or loss attributable to actual paydowns as an increase or decrease to interest income during the period and (2) a fund accrues the discount and amortizes the premium on the remaining obligation, based on the cost of the obligation, to the weighted average maturity date or, if weighted average maturity information is not available, to the remaining term of the obligation.


         The yield for Primary Shares of Government Intermediate, Investment Grade and High Yield for the 30-day period ended December 31, 1998 was 4.58%, 5.03% and 7.87%, respectively. The 30-day yield for Navigator Shares of Government Intermediate, Investment Grade and High Yield for the same period was 5.13%, 5.59% and 8.33%, respectively. Yields of Government Intermediate and Investment Grade would have been lower if Legg Mason Fund Adviser, Inc. ("Manager") had not waived a portion of those funds' expenses.


For Government Money Market:

         Yield The current annualized yield for the fund is based upon a seven-day period and is computed by determining the net change in the value of a hypothetical account in the fund. The net change in the value of the account includes the value of dividends and of additional shares purchased with dividends, but does not include realized gains and losses or unrealized appreciation and depreciation. In addition, the fund may use a compound effective annualized yield quotation which is calculated as prescribed by SEC regulations, by adding one to the base period return (calculated as described above), raising the sum to a power equal to 365 divided by 7, and subtracting one.

         The fund's yield may fluctuate daily depending upon such factors as the average maturity of its securities, changes in investments, changes in interest rates and variations in operating expenses. Therefore, current yield does not provide a basis for determining future yields. The fact that the fund's current yield will fluctuate and that shareholders' principal is not guaranteed or insured should be considered in comparing the fund's yield with yields on fixed-income investments, such as insured savings certificates. In comparing the yield of the fund to other investment vehicles, consideration should be given to the investment policies of each, including the types of investments owned, lengths of maturities of the portfolio, the method used to compute the yield and whether there are any special charges that may reduce the yield.

Other Information

         In performance advertisements each fund may compare the total return of a class of shares with data published by Lipper Analytical Services, Inc. ("Lipper"), CDA Investment Technologies, Inc. ("CDA"), Wiesenberger Investment Companies Service ("Wiesenberger"), or Morningstar Mutual Funds ("Morningstar"), or with the performance of U.S. Treasury securities of various maturities, recognized stock, bond and other indexes, including (but not limited to) the Salomon Brothers Bond Index, Shearson Lehman Bond Index, Shearson Lehman Government/Corporate Bond Index, the Standard & Poor's 500 Composite Stock Price Index ("S&P 500"), the Dow Jones Industrial Average ("Dow Jones"), and changes in the Consumer Price Index as published by the U.S. Department of Commerce. Each fund also may refer in such materials to mutual fund performance rankings and other data, such as comparative asset, expense and fee levels, published by Lipper, CDA, Wiesenberger or Morningstar. Performance advertisements also may refer to discussions of a Class of a fund and comparative mutual fund data and ratings reported in independent periodicals, including THE WALL STREET JOURNAL, MONEY Magazine, FORBES, BUSINESS WEEK, FINANCIAL WORLD, BARRON'S, FORTUNE and THE NEW YORK TIMES.

         Each fund invests primarily in the fixed-income securities described in its Prospectus, and does not invest in the equity securities that make up the S&P 500 or the Dow Jones indices. Comparison with such indices is intended to show how an investment in a class of shares behaved as compared to indices that are often taken as a measure of performance of the equity market as a whole. The indices, like the total return of a class of shares, assume reinvestment of all dividends and other distributions. They do not take account of the costs or the tax consequences of investing.

         Each fund may include discussions or illustrations of the effects of compounding in performance advertisements. "Compounding" refers to the fact that, if dividends or other distributions on an investment in a fund are reinvested in additional shares, any future income or capital appreciation of the fund would increase the value, not only of the original fund investment, but also of the additional shares received through reinvestment. As a result, the value of the fund investment would increase more quickly than if dividends or other distributions had been paid in cash.

         Each fund may also compare the performance of a Class of shares with the performance of bank certificates of deposit (CDs) as measured by the CDA Investment Technologies, Inc. Certificate of Deposit Index and the Bank Rate Monitor National Index. In comparing the performance of a Class to CD performance, investors should keep in mind that bank CDs are insured in whole or in part by an agency of the U.S. Government and offer fixed principal and fixed or variable rates of interest, and that bank CD yields may vary. Fund shares are not insured or guaranteed by the U.S. Government and returns and net asset value will fluctuate. The securities held by a fund generally have longer maturities than most CDs and may reflect interest rate fluctuations for longer-term securities.

         Fund advertisements may reference the history of the distributor and its affiliates, and the education and experience of the portfolio manager. Advertisements may also describe techniques the Adviser employs in selecting among the sectors of the fixed-income market and may focus on the technique of "value investing." With value investing, the Adviser invests in those securities it believes to be undervalued in relation to the long-term earning power or asset value of their issuers. Securities may be undervalued because of many factors, including market decline, poor economic conditions, tax-loss selling or actual or anticipated unfavorable developments affecting the issuer of the security.

         In advertising, each fund may illustrate hypothetical investment plans designed to help investors meet long-term financial goals, such as saving for a child's college education or for retirement. Sources such as the Internal Revenue Service, the Social Security Administration, the Consumer Price Index and Chase Global Data and Research may supply data concerning interest rates, college tuitions, the rate of inflation, Social Security benefits, mortality statistics and other relevant information. Each fund may use other recognized sources as they become available.

         Each fund may use data prepared by Ibbotson Associates of Chicago, Illinois ("Ibbotson") to compare the returns of various capital markets and to show the value of a hypothetical investment in a capital market. Ibbotson relies on different indices to calculate the performance of common stocks, corporate and government bonds and Treasury bills.

         Each fund may illustrate and compare the historical volatility of different portfolio compositions where the performance of stocks is represented by the performance of an appropriate market index, such as the S&P 500 and the performance of bonds is represented by a nationally recognized bond index, such as the Lehman Brothers Long-Term Government Bond Index.

         Each fund may also include in advertising biographical information on key investment and managerial personnel.

         Each fund may advertise examples of the potential benefits of periodic investment plans, such as dollar cost averaging, a long-term investment technique designed to lower average cost per share. Under such a plan, an investor invests in a mutual fund at regular intervals a fixed dollar amount thereby purchasing more shares when prices are low and fewer shares when prices are high. Although such a plan does not guarantee profit or guard against loss in declining markets, the average cost per share could be lower than if a fixed number of shares were purchased at the same intervals. Investors should consider their ability to purchase shares through low price levels.

         Each fund may discuss Legg Mason's tradition of service. Since 1899, Legg Mason and its affiliated companies have helped investors meet their specific investment goals and have provided a full spectrum of financial services. Legg Mason affiliates serve as investment advisors for private accounts and mutual funds with assets of more than $[ ] billion as of March 31, 1999.

         In advertising, each fund may discuss the advantages of saving through tax-deferred retirement plans or accounts, including the advantages and disadvantages of "rolling over" a distribution from a retirement plan into an IRA, factors to consider in determining whether you qualify for such a rollover, and the other options available. These discussions may include graphs or other illustrations that compare the growth of a hypothetical tax-deferred investment to the after-tax growth of a taxable investment.

         The following tables show the value, as of the end of each fiscal year, of a hypothetical investment of $10,000 ($15,000 for High Yield) made in each fund at commencement of operations of each class of fund shares. The tables assume that all dividends and other distributions are reinvested in each respective fund. They include the effect of all charges and fees applicable to the respective class of shares the fund has paid. (There are no fees for investing or reinvesting in the funds, and there are no redemption fees.) They do not include the effect of any income taxes that an investor would have to pay on distributions.

Government Intermediate:

- ---------------------------------------------------------------------------------------------------------------
                                                Primary Shares
- ---------------------------------------------------------------------------------------------------------------
                     Value of Original Shares Plus
                        Shares Obtained Through             Value of Shares Acquired
Fiscal Year           Reinvestment of Capital Gain       Through Reinvestment of Income          Total
                             Distributions                         Dividends                     Value
- ----------------- ------------------------------------- --------------------------------- ---------------------
1987*                            $9,920                               $302                      $10,222
- ----------------- ------------------------------------- --------------------------------- ---------------------
1988                             9,800                               1,080                       10,880
- ----------------- ------------------------------------- --------------------------------- ---------------------
1989                             10,210                              2,062                       12,272
- ----------------- ------------------------------------- --------------------------------- ---------------------
1990                             10,301                              3,081                       13,382
- ----------------- ------------------------------------- --------------------------------- ---------------------
1991                             11,087                              4,217                       15,304
- ----------------- ------------------------------------- --------------------------------- ---------------------
1992                             11,180                              5,081                       16,261
- ----------------- ------------------------------------- --------------------------------- ---------------------
1993                             11,607                              5,735                       17,342
- ----------------- ------------------------------------- --------------------------------- ---------------------
1994                             10,829                              6,179                       17,008
- ----------------- ------------------------------------- --------------------------------- ---------------------
1995                             11,652                              7,716                       19,368
- ----------------- ------------------------------------- --------------------------------- ---------------------
1996                             11,474                              8,760                       20,234
- ----------------- ------------------------------------- --------------------------------- ---------------------
1997                             11,574                              10,067                      21,641

- ----------------- ------------------------------------- --------------------------------- ---------------------
1998                             11,696                              11,364                      23,060
- ----------------- ------------------------------------- --------------------------------- ---------------------


*August 7, 1987 (commencement of operations) to December 31, 1987.
- ------------------------------------------------------------------------------


                                Navigator Shares


- ---------------------------------------------------------------------------------------------------------------
                     Value of Original Shares Plus
                        Shares Obtained Through             Value of Shares Acquired
  Fiscal Year         Reinvestment of Capital Gain       Through Reinvestment of Income          Total
                             Distributions                         Dividends                     Value
- ----------------- ------------------------------------- --------------------------------- ---------------------
1994*                            $9,720                               $49                        $9,769
- ----------------- ------------------------------------- --------------------------------- ---------------------
1995                             10,470                               710                        11,180
- ----------------- ------------------------------------- --------------------------------- ---------------------
1996                             10,310                              1,439                       11,749
- ----------------- ------------------------------------- --------------------------------- ---------------------
1997                             10,400                              2,227                       12,627
- ----------------- ------------------------------------- --------------------------------- ---------------------
1998                             10,510                              3,018                       13,528
- ----------------- ------------------------------------- --------------------------------- ---------------------


*December 1, 1994 (commencement of operations) to December 31, 1994.



         With respect to Primary Shares, if the investor had not reinvested dividends and other distributions, the total value of the hypothetical investment as of December 31, 1998 would have been $10,510 and the investor would have received a total of $3,111 in distributions. With respect to Navigator Shares, if the investor had not reinvested dividends and other distributions, the total value of the hypothetical investment as of December 31, 1998 would have been $10,510, and the investor would have received a total of $2,604 in distributions. Returns would have been lower if the Manager had not waived certain fees during the fiscal years 1987 through 1998.




Investment Grade:

                                                     Primary Shares
- ----------------------- ---------------------------------- ---------------------------------- -----------------
                          Value of Original Shares Plus
                             Shares Obtained Through       Value of Shares Acquired Through
                          Reinvestment of Capital Gain     Reinvestment of Income Dividends        Total
     Fiscal Year                  Distributions                                                    Value
- ----------------------- ---------------------------------- ---------------------------------- -----------------
         1987*                        $9,940                              $320                    $10,260
- ----------------------- ---------------------------------- ---------------------------------- -----------------
         1988                         9,908                              1,137                     11,045
- ----------------------- ---------------------------------- ---------------------------------- -----------------
         1989                        10,319                              2,158                     12,477
- ----------------------- ---------------------------------- ---------------------------------- -----------------
         1990                        10,046                              3,154                     13,200
- ----------------------- ---------------------------------- ---------------------------------- -----------------
         1991                        10,835                              4,476                     15,311
- ----------------------- ---------------------------------- ---------------------------------- -----------------
         1992                        10,893                              5,456                     16,349
- ----------------------- ---------------------------------- ---------------------------------- -----------------
         1993                        11,940                              6,244                     18,184
- ----------------------- ---------------------------------- ---------------------------------- -----------------
         1994                        10,717                              6,590                     17,307
- ----------------------- ---------------------------------- ---------------------------------- -----------------
         1995                        12,069                              8,724                     20,793
- ----------------------- ---------------------------------- ---------------------------------- -----------------
         1996                        11,815                              9,874                     21,689

- ----------------------- ---------------------------------- ---------------------------------- -----------------
         1997                        12,243                             11,682                     23,925
- ----------------------- ---------------------------------- ---------------------------------- -----------------
         1998                        12,601                             12,996                     25,597
- ----------------------- ---------------------------------- ---------------------------------- -----------------


*August 7, 1987 (commencement of operations) to December 31, 1987.

                                Navigator Shares


- ----------------- ------------------------------------- --------------------------------- ---------------------
                     Value of Original Shares Plus
                        Shares Obtained Through             Value of Shares Acquired
  Fiscal Year         Reinvestment of Capital Gain       Through Reinvestment of Income          Total
                             Distributions                         Dividends                     Value
- ----------------- ------------------------------------- --------------------------------- ---------------------
1995*                           $10,440                               $27                       $10,467
- ----------------- ------------------------------------- --------------------------------- ---------------------
1996                             10,220                               758                        10,978
- ----------------- ------------------------------------- --------------------------------- ---------------------
1997                             10,590                              1,590                       12,180
- ----------------- ------------------------------------- --------------------------------- ---------------------
1998                             10,744                              2,358                       13,102
- ----------------- ------------------------------------- --------------------------------- ---------------------


*December 1, 1995 (commencement of operations) to December 31, 1995.



         With respect to Primary Shares, if the investor had not reinvested dividends and other distributions, the total value of the hypothetical investment as of December 31, 1998 would have been $10,520, and the investor would have received a total of $8,959 in distributions. With respect to Navigator Shares, if the investor had not reinvested dividends and other distributions, the total value of the hypothetical investment as of December 31, 1998 would have been $10,520, and the investor would have received a total of $2,097 in distributions. Returns would have been lower if the Manager had not waived certain fees during the fiscal years 1987 through 1998.



High Yield:


                                 Primary Shares:
- ---------------------------------------------------------------------------------------------------------------
                     Value of Original Shares Plus
                        Shares Obtained Through             Value of Shares Acquired
  Fiscal Year         Reinvestment of Capital Gain       Through Reinvestment of Income          Total
                             Distributions                         Dividends                     Value
- ----------------- ------------------------------------- --------------------------------- ---------------------
1994*                           $13,560                              $1,006                     $14,566
- ----------------- ------------------------------------- --------------------------------- ---------------------
1995                             14,620                              2,570                       17,190
- ----------------- ------------------------------------- --------------------------------- ---------------------
1996                             15,370                              4,383                       19,753
- ----------------- ------------------------------------- --------------------------------- ---------------------
1997                             16,405                              6,480                       22,885
- ----------------- ------------------------------------- --------------------------------- ---------------------
1998                             14,802                              7,613                       22,415
- ----------------- ------------------------------------- --------------------------------- ---------------------


*February 1, 1994 (commencement of operations) to December 31, 1994.


         If the investor had not reinvested dividends and other distributions, the total value of the hypothetical investment as of December 31, 1998 would have been $14,680, and the investor would have received a total of $6,300 in distributions.



                                Navigator Shares:

- ---------------------------------------------------------------------------------------------------------------
                     Value of Original Shares Plus
                        Shares Obtained Through             Value of Shares Acquired
  Fiscal Year         Reinvestment of Capital Gain       Through Reinvestment of Income          Total
                             Distributions                         Dividends                     Value
- ----------------- ------------------------------------- --------------------------------- ---------------------
1998*                         $14,643                               $1,000                      $15,643
- ----------------- ------------------------------------- --------------------------------- ---------------------


*May 5, 1998 (commencement of operations) to December 31, 1998.


         If the investor had not reinvested dividends and other distributions, the total value of the hypothetical investment as of December 31, 1998 would have been $14,630, and the investor would have received a total of $1,062 in distributions.



                            Capital Stock Information

         The Articles of Incorporation of the corporation permit the Board of Directors to create additional series (or portfolios), each of which may issue separate classes of shares. The corporation has authorized one billion shares of common stock, par value $0.001 per share. Government Intermediate, Investment Grade and High Yield currently offer two classes of shares - Class A, known as Primary Shares and Class Y, known as Navigator Shares. The two classes represent interests in the same pool of assets. A separate vote is taken by a class of shares of a fund if a matter affects just that class. Each class may bear certain differing class-specific expenses.

         Shareholders of the funds are entitled to one vote per share and fractional votes for fractional shares held. Voting rights are not cumulative. All shares of the funds are fully paid and nonassessable and have no preemptive or conversion rights.


         The Funds' Custodian And Transfer And Dividend-Disbursing Agent

         State Street Bank and Trust Company, P.O. Box 1713, Boston, Massachusetts 02105, serves as custodian of each fund's assets. Boston Financial Data Services P.O. Box 953, Boston, Massachusetts 02103, serves as transfer and dividend-disbursing agent, and administrator of various shareholder services. BFDS has contracted with Legg Mason for the latter to assist it with certain of its duties as transfer agent, for which BFDS compensates Legg Mason. Shareholders who request an historical transcript of their account will be charged a fee based upon the number of years researched. Each fund reserves the right, upon 60 days' written notice, to make other charges to investors to cover administrative costs.

                         The Corporation's Legal Counsel

         Kirkpatrick & Lockhart LLP, 1800 Massachusetts Avenue, N.W., Washington, D.C. 20036-1800, serves as counsel to the Corporation.

                    The Corporation's Independent Accountants


         PricewaterhouseCoopers LLP, 250 W. Pratt Street, Baltimore, MD 21201, has been selected by the Directors to serve as the Corporation's independent accountants.


                              Financial Statements


         The Statement of Net Assets as of December 31, 1998; the Statement of Operations for the year ended December 31, 1998; the Statement of Changes in Net Assets for the years ended December 31, 1998 and 1997; the Financial Highlights for the periods presented; the Notes to Financial Statements and the Report of the Independent Accountants, all of which are included in each fund's Annual Report to Shareholders for the year ended December 31, 1998, are hereby incorporated by reference in this Statement of Additional Information.

                                                                      APPENDIX A

         The following are descriptions of hedging instruments which may be used by Government Intermediate, Investment Grade or High Yield:

         Options on Securities and Foreign Currencies--A call option is a short-term contract pursuant to which the purchaser of the option, in return for a premium, has the right to buy the security or currency underlying the option at a specified price at any time during the term of the option. The writer of the call option, who receives the premium, has the obligation, upon exercise of the option during the option term, to deliver the underlying security or currency against payment of the exercise price. A put option is a similar contract that gives its purchaser, in return for a premium, the right to sell the underlying security or currency at a specified price during the option term. The writer of the put option, who receives the premium, has the obligation, upon exercise of the option during the option term, to buy the underlying security or currency at the exercise price.

         Option on a Securities Index--An option on a securities index is similar to an option on a security or foreign currency, except that settlement of an index option is effected with a cash payment based on the value of the index and does not involve the delivery of the securities included in the index. Thus, upon settlement of an index option, the purchaser will realize, and the writer will pay, an amount based on the difference between the exercise price of the option and the closing price of the index.

         Interest Rate and Foreign Currency Futures Contracts--Interest rate and foreign currency futures contracts are bilateral agreements pursuant to which one party agrees to make, and the other party agrees to accept, delivery of a specified type of debt security or currency at a specified future time and at a specified price. Although such futures contracts by their terms call for actual delivery or acceptance of debt securities or currency, in most cases the contracts are closed out before the settlement date without the making or taking of delivery. An index futures contract is similar to any other futures contract except that settlement of an index futures contract is effected with a cash payment based on the value of the index and does not involve the delivery of the securities included in the index.

         Options on Futures Contracts--Options on futures contracts are similar to options on securities or currency, except that an option on a futures contract gives the purchaser the right, in return for the premium, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put), rather than to purchase or sell a security or currency, at a specified price at any time during the option term. Upon exercise of the option, the delivery of the futures position to the holder of the option will be accompanied by delivery of the accumulated balance that represents the amount by which the market price of the futures contract exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the future. The writer of an option, upon exercise, will assume a short position in the case of a call and a long position in the case of a put. An option on a bond index futures contract is similar to any other option on a futures contract except that the purchaser has the right, in return for the premium, to assume a position in a bond index futures contract at a specified price at any time during the option term.

         Forward Currency Contracts--A forward currency contract involves an obligation to purchase or sell a specific currency at a specified future date, which may be any fixed number of days from the contract date agreed upon by the parties, at a price set at the time the contract is entered into.

Legg Mason Income Trust, Inc.

Part C.       Other Information

Item 23.      Exhibits


       (A)    (a) Articles of Incorporation (4)
              (b) Articles Supplementary (4)
              (c) Articles Supplementary (4)
              (d) Articles Supplementary(4)
              (e) Articles Supplementary (4)
       (B)    (a)   Amended By-Laws (4)
              (b)   Amendment to By-Laws (effective May 10, 1991) (4)
       (C)    Specimen Security -- not applicable
       (D)    (a)   Management Agreement
                    (i)    U.S. Government Intermediate-Term Portfolio (4)
                    (ii)   Investment Grade Income Portfolio (4)
                    (iii)  U.S. Government Money Market Portfolio (4)
                    (iv)   High Yield Portfolio (4)
              (b)   Investment Advisory Agreement
                    (i)    U.S. Government Intermediate-Term Portfolio (4)
                    (ii)   Investment Grade Income Portfolio (4)
                    (iii)  U.S. Government Money Market Portfolio (4)
                    (iv)   High Yield Portfolio (4)
       (E)    Underwriting Agreement

              (a)   (i)    U.S. Government Intermediate-Term and Investment
                           Grade Income Portfolios(4)

                    (ii)   U.S. Government Intermediate-Term and Investment
                           Grade Income Portfolios (3)


              (b)   (i)    U.S. Government Money Market Portfolio (4)
                    (ii)   U.S. Government Money Market Portfolio (3)
              (c) Dealer Contract with respect to Navigator Shares 1 (d) (i)
              High Yield Portfolio (4)
                    (ii) High Yield Portfolio (3)
       (F)    Bonus, profit sharing or pension plans - none
       (G)    Custodian Agreement (4)
       (H)          (i) Transfer Agent Agreement (4)
                    (ii)   Credit Agreement (6)
                    (iii)  Amendment to Credit Agreement (7)
       (I)    (a)   Opinion of Counsel
              (i)   Investment Grade Income and U.S.Government Intermediate-Term
                    Portfolios (4)
              (ii)  U.S. Government Money Market Portfolio (4)
              (iii) High Yield Portfolio (4)

              (b)   Consent of Counsel -- filed herewith
       (J)          Consent of Independent Accountants with regard to the:
              (a)   U.S. Government Intermediate-Term Portfolio -- filed herewith
              (b)   Investment Grade Income Portfolio -- filed herewith
                    amendment
              (c)   U. S. Government Money Market Portfolio -- filed herewith
              (d)   High Yield Portfolio -- filed herewith
       (K)    Financial statements omitted from Item 23 - none
       (L)    Agreements for providing initial capital (4)
       (M)    Plan pursuant to Rule 12b-1
              (a)   (i)    Investment Grade Income and U.S. Government Intermediate-Term
                           Portfolios (4)
                    (ii)   Investment Grade Income and U.S. Government Intermediate-Term
                           Portfolios (3)
              (b)   (i)    U.S. Government Money Market Portfolio (4)
                    (ii)   U.S. Government Money Market Portfolio (3)


                                       51

              (c)   (i)    High Yield Portfolio (4)
                    (ii)   High Yield Portfolio (3)
       (N)    (27)  Financial Data Schedules -- filed herewith
       (O)    Plan Pursuant to Rule 18f-3 -- none

(1) Incorporated herein by reference to corresponding Exhibit of Post-Effective Amendment No. 24 to the Registration Statement, SEC File No. 33-12092, filed May 1, 1996.

(2) Incorporated herein by reference to corresponding Exhibit of Post-Effective Amendment No. 8 to the Registration Statement, SEC File No. 33-12092, filed April 28, 1991.

(3) Incorporated herein by reference to corresponding Exhibit of Post-Effective Amendment No. 25 to the Registration Statement, SEC File No. 33-12092, filed February 28, 1997.

(4) Incorporated herein by reference to corresponding Exhibit of Post-Effective Amendment No. 26 to the Registration Statement, SEC File No. 33-12092, Filed April 30, 1997.

(5) Incorporated herein by reference to corresponding Exhibit of Post-Effective Amendment No. 35 to the Registration Statement of Legg Mason Cash Reserve Trust, SEC File No. 2-62218, Filed December 31, 1997.

(6) Incorporated herein by reference to corresponding Exhibit of Post-Effective Amendment No. 13 to the Registration Statement of Legg Mason Global Trust, Inc., SEC File No. 33-56672, filed April 30, 1998.

(7) Incorporated herein by reference to corresponding Exhibit of Post-Effective Amendment No. 29 to the Registration Statement, SEC File No. 33-12092, filed March 4, 1999.


Item 24.     Persons Controlled By or Under Common Control with Registrant

             None

Item 25.     Indemnification

     This item is incorporated by reference to Item 27 of Part C of Post-Effective Amendment No. 25 to the Registration Statement, SEC File No. 33-12092 filed February 28, 1997.

Item 26.     Business and Connections of Manager and Investment Adviser

     I. Legg Mason Fund Adviser, Inc. ("Fund Adviser"), the Registrant's manager, is a registered investment adviser incorporated on January 20, 1982. Fund Adviser is engaged primarily in the investment advisory business. Fund Adviser serves as manager or investment adviser for open-end investment companies. Information as to the officers and directors of Fund Adviser is included in its Form ADV filed on June 24, 1998 with the Securities and Exchange Commission (registration number 801-16958) and is incorporated herein by reference.

     II. Western Asset Management Company ("Western"), the Registrant's investment adviser, is a registered investment adviser incorporated on October 5, 1971. Western is primarily engaged in the investment advisory business. Western serves as investment adviser for open-end investment companies, one closed-end investment company and private accounts. Information as to the officers and directors of Western is included in its Form ADV filed on June 30, 1998 with the Securities and Exchange Commission (registration number 801-08162) and is incorporated herein by reference.

Item 27.     Principal Underwriters

     (a)     Legg Mason Cash Reserve Trust
             Legg Mason Special Investment Trust, Inc.
             Legg Mason Value Trust, Inc.
             Legg Mason Tax-Exempt Trust, Inc.

             Legg Mason Total Return Trust, Inc.
             Legg Mason Tax-Free Income Fund
             Legg Mason Global Trust, Inc.
             Legg Mason Investors Trust, Inc.
             Legg Mason Focus Trust, Inc.
             Legg Mason Light Street Trust, Inc.
             LM Institutional Fund Advisors I, Inc.
             LM Institutional Fund Advisors II, Inc.


     (b) The following table sets forth information concerning each director and officer of the Registrant's principal underwriter, Legg Mason Wood Walker, Incorporated ("LMWW").


                               Position and                      Positions and
Name and Principal             Offices with                      Offices with
Business Address*              Underwriter - LMWW                Registrant
- -----------------              ------------------                ----------
Raymond A. Mason               Chairman of the                   None
                               Board

John F. Curley, Jr.            Retired Vice Chairman             Chairman of the
                               of the Board                      Board and Director

James W. Brinkley              President and                     None
                               Director

Edmund J. Cashman, Jr.         Senior Executive                  Vice Chairman of the
                               Vice President and                Board and Director
                               Director

Richard J. Himelfarb           Senior Executive Vice             None
                               President and
                               Director

Edward A. Taber III            Senior Executive Vice             President
                               President and
                               Director

Robert A. Frank                Executive Vice                    None
                               President and
                               Director

Robert G. Sabelhaus            Executive Vice                    None
                               President and
                               Director

Charles A. Bacigalupo          Senior Vice                       None
                               President,
                               Secretary and
                               Director

F. Barry Bilson                Senior Vice                       None
                               President and
                               Director


Thomas M. Daly, Jr.            Senior Vice                       None
                               President and
                               Director

Jerome M. Dattel               Senior Vice                       None
                               President and
                               Director

Robert G. Donovan              Senior Vice                       None
                               President and
                               Director

Thomas E. Hill                 Senior Vice                       None
One Mill Place                 President and
Easton, MD  21601              Director

Arnold S. Hoffman              Senior Vice                       None
1735 Market Street             President and
Philadelphia, PA  19103        Director

Carl Hohnbaum                  Senior Vice                       None
24th Floor                     President and
Two Oliver Plaza               Director
Pittsburgh, PA  15222

William B. Jones, Jr.          Senior Vice                       None
1747 Pennsylvania              President and
  Avenue, N.W.                 Director
Washington, D.C. 20006

Laura L. Lange                 Senior Vice                       None
                               President and
                               Director

Marvin H. McIntyre             Senior Vice                       None
1747 Pennsylvania              President and
  Avenue, N.W.                 Director
Washington, D.C.  20006

Mark I. Preston                Senior Vice                       None
                               President and
                               Director

Joseph Sullivan                Senior Vice                       None
                               President and
                               Director

M. Walter D'Alessio, Jr.       Director                          None
1735 Market Street
Philadelphia, PA  19103

W. William Brab                Senior Vice                       None
                               President

Deepak Chowdhury               Senior Vice                       None
255 Alhambra Circle            President
Coral Gables, FL  33134

Harry M. Ford, Jr.             Senior Vice                       None
                               President

Dennis A. Green                Senior Vice                       None
                               President

William F. Haneman, Jr.        Senior Vice                       None
One Battery Park Plaza         President
New York, New York  10005

Theodore S. Kaplan             Senior Vice                       None
                               President and
                               General Counsel

Seth J. Lehr                   Senior Vice                       None
1735 Market St                 President
Philadelphia, PA  19103

Horace M. Lowman, Jr.          Senior Vice                       None
                               President and
                               Asst. Secretary

Robert L. Meltzer              Senior Vice                       None
One Battery Park Plaza         President
New York, NY  10004

Jonathan M. Pearl              Senior Vice                       None
1777 Reisterstown Rd.          President
Pikesville, MD  21208

John A. Pliakas                Senior Vice                       None
125 High Street                President
Boston, MA  02110

Gail Reichard                  Senior Vice                       None
                               President

Timothy C. Scheve              Senior Vice                       None
                               President and
                               Treasurer

Elisabeth N. Spector           Senior Vice                       None
                               President

Robert J. Walker, Jr.          Senior Vice                       None
200 Gibraltar Road             President
Horsham, PA  19044

William H. Bass, Jr.           Vice President                    None

Nathan S. Betnun               Vice President                    None

John C. Boblitz                Vice President                    None

Andrew J. Bowden               Vice President                    None

D. Stuart Bowers               Vice President                    None


Edwin J. Bradley, Jr.          Vice President                    None

Scott R. Cousino               Vice President                    None

Joseph H. Davis, Jr.           Vice President                    None
1735 Market Street
Philadelphia, PA  19380

Terrence R. Duvernay           Vice President                    None
1100 Poydras St.
New Orleans, LA 70163

John R. Gilner                 Vice President                    None

Richard A. Jacobs              Vice President                    None

C. Gregory Kallmyer            Vice President                    None

Edward W. Lister, Jr.          Vice President                    None

Marie K. Karpinski             Vice President                    Vice President
                                                                 and Treasurer

Mark C. Micklem                Vice President                    None
1747 Pennsylvania Ave.
Washington, DC  20006

Hance V. Myers, III            Vice President                    None
1100 Poydras St.
New Orleans, LA 70163

Gerard F. Petrik, Jr.          Vice President                    None

Douglas F. Pollard             Vice President                    None

K. Mitchell Posner             Vice President                    None
1735 Market Street
Philadelphia, PA  19103

Carl W. Riedy, Jr.             Vice President                    None

Jeffrey M. Rogatz              Vice President                    None

Thomas E. Robinson             Vice President                    None

Douglas M. Schmidt             Vice President                    None

Robert W. Schnakenberg         Vice President                    None
1111 Bagby St.
Houston, TX 77002

Henry V. Sciortino             Vice President                    None
1735 Market St.
Philadelphia, PA 19103



Chris Scitti                   Vice President                    None

Eugene B. Shephard             Vice President                    None
1111 Bagby St.
Houston, TX  77002-2510

Lawrence D. Shubnell           Vice President                    None

Alexsander M. Stewart          Vice President                    None
One World Trade Center
New York, NY  10048

Robert S. Trio                 Vice President                    None
1747 Pennsylvania Ave.
Washington, DC 20006

William A. Verch               Vice President                    None

Lewis T. Yeager                Vice President                    None

Joseph F. Zunic                Vice President                    None

      * All addresses are 100 Light Street, Baltimore, Maryland 21202, unless otherwise indicated.

      (c) The Registrant has no principal underwriter which is not an affiliated person of the Registrant or an affiliated person of such an affiliated person.



Item 28.      Location of Accounts and Records

              State Street Bank and Trust Company
              P. O. Box 1713
              Boston, Massachusetts 02105

Item 29.      Management Services

              None

Item 30.      Undertakings

              None

                                 SIGNATURE PAGE


   Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant, Legg Mason Income Trust, Inc., certifies that it meets all the requirements for effectiveness in this Post-Effective Amendment No. 30 to its Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized, in the City of Baltimore and State of Maryland, on the 30th day of April, 1999.


                                     LEGG MASON INCOME TRUST, INC.

                                     by:/s/ Marie K. Karpinski
                                        --------------------------------
                                            Marie K. Karpinski
                                            Vice President and Treasurer

   Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated:


Signature                                      Title                                Date
- ---------                                      -----                                ----
/s/ John F. Curley, Jr.                        Chairman of the Board                April 30, 1999
- ------------------------------------           and Director
John F. Curley, Jr.

/s/Edmund J. Cashman, Jr.                      Vice Chairman of the                 April 30, 1999
- -------------------------                      Board and Director
Edmund J. Cashman, Jr.

/s/Edward A. Taber, III                        President                            April 30, 1999
- ------------------------------------
Edward A. Taber, III

/s/Richard G. Gilmore                          Director                             April 30, 1999
- ------------------------------------
Richard G. Gilmore*

/s/Arnold L. Lehman                            Director                             April 30, 1999
- ------------------------------------
Arnold L. Lehman*

/s/Jill E. McGovern                            Director                             April 30, 1999
- ------------------------------------
Jill E. McGovern*

/s/T.A. Rodgers                                Director                             April 30, 1999
- ------------------------------------
T.A. Rodgers*

/s/Marie K. Karpinski                          Vice President                       April 30, 1999
- ------------------------------------
Marie K. Karpinski                             and Treasurer


*Signatures affixed by Marie K. Karpinski pursuant to powers of attorney, dated May 8, 1998, a copy of which is filed herewith.

POWER OF ATTORNEY

I, the undersigned Director/Trustee of the following investment companies:

Legg Mason Cash Reserve Trust          Legg Mason Value Trust, Inc.
Legg Mason Income Trust, Inc.          Legg Mason Total Return Trust, Inc.
Legg Mason Global Trust, Inc.              Legg Mason Special Investment Trust, Inc.
Legg Mason Tax Exempt Trust, Inc.      Legg Mason Investors Trust, Inc.
Legg Mason Tax-Free Income Fund

plus any other investment company for which Legg Mason Fund Adviser, Inc. acts as investment adviser or manager and for which the undersigned individual serves as Director/Trustee hereby severally constitute and appoint each of Marie K. Karpinski, Kathi D. Bair, Arthur J. Brown and Arthur C. Delibert my true and lawful attorney-in-fact, with full power of substitution, and with full power to sign for me and in my name in the appropriate capacity, any Registration Statements on Form N-1A, all Pre-Effective Amendments to any Registration Statements of the Funds, any and all subsequent Post-Effective Amendments to said Registration Statements, any supplements or other instruments in connection therewith, to file the same with the Securities and Exchange Commission and the securities regulators of appropriate states and territories, and generally to do all such things in my name and behalf in connection therewith as said attorney-in-fact deems necessary or appropriate, to comply with the provisions of the Securities Act of 1933 and the Investment Company Act of 1940, all related requirements of the Securities and Exchange Commission and all requirements of appropriate states and territories. I hereby ratify and confirm all that said attorney-in-fact or their substitutes may do or cause to be done by virtue hereof.

WITNESS my hand on the date set forth below.

Signature                                         Date
- ---------                                         ----

/s/ Richard G. Gilmore                            May 8, 1998
- ----------------------------------------
Richard G. Gilmore

/s/ T. A. Rodgers                                 May 8, 1998
- ------------------------------------
T. A. Rodgers

/s/ Charles F. Haugh                              May 8, 1998
- ----------------------------------------
Charles F. Haugh

/s/ Arnold L. Lehman                              May 8, 1998
- ----------------------------------------
Arnold L. Lehman

/s/ Jill E. McGovern                              May 8, 1998
- ---------------------------------------
Jill E. McGovern

/s/ Edward A. Taber, III                          May 8, 1998
- ------------------------------------
Edward A. Taber, III

/s/ Edmund J. Cashman, Jr.                        May 8, 1998
- ------------------------------------
Edmund J. Cashman, Jr.

/s/ John F. Curley, Jr.                           May 8, 1998
- ------------------------------------
John F. Curley, Jr.

/s/ Raymond A. Mason                              May 8, 1998
- ----------------------------------------
Raymond A. Mason